Exhibit 10.12

INCREMENTAL AMENDMENT NO. 1

INCREMENTAL AMENDMENT NO. 1, dated as of June 18, 2018 (this “Incremental Amendment”), to the Term Loan Credit Agreement, dated as of September 30, 2013 (as amended by the First Amendment, dated as of February 6, 2014, the Second Amendment, dated as of May 5, 2017, and as further amended, supplemented or otherwise modified prior to giving effect to this Incremental Amendment, the “Credit Agreement”; and the Credit Agreement as so amended, the “Amended Credit Agreement”), among CPG NEWCO LLC (“Holdings”), CPG INTERNATIONAL LLC (as successor-in-interest to CPG International Inc., itself a successor-in-interest to CPG Merger Sub LLC, the “Borrower”), the lenders party thereto from time to time (the “Lenders”), JEFFERIES FINANCE LLC (as successor-in-interest to Barclays Bank PLC), as administrative agent (in such capacity, and as further defined in Section 1.01 of the Credit Agreement, the “Administrative Agent”) and as collateral agent (in such capacity, and as further defined in Section 1.01 of the Credit Agreement, the “Collateral Agent”), and the other agents parties thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans to the Borrower;

WHEREAS, Section 2.19 of the Credit Agreement permits the Borrower to borrow Incremental Term Loans under the Credit Agreement;

WHEREAS, the Borrower has requested to borrow an additional $225,000,000 of term loans (the “2018 Incremental Term Loans” and the commitments in respect thereof, the “2018 Incremental Term Commitments”) for the purpose of financing the acquisition (the “Acquisition”) by the Borrower of Versatex Holdings, LLC (the “Target”) and its Subsidiaries pursuant to that certain Membership Interest Purchase Agreement, dated as of May 11, 2018, by and among the Borrower, the Target and the other parties party thereto (the “Acquisition Agreement”);

WHEREAS, Jefferies Finance LLC, Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. are acting as joint lead arrangers (the “Lead Arrangers”) in connection with this Incremental Amendment and the arrangement of the 2018 Incremental Term Loans;

WHEREAS, each Person signatory hereto as an “Incremental Term Lender” (each, a “2018 Incremental Term Lender”) has agreed to provide 2018 Incremental Term Commitments in the amount set forth opposite such Person’s name in the commitment schedule attached hereto as Annex I (the “Incremental Commitment Schedule”) under the heading “2018 Incremental Term Commitments”, upon the terms and subject to the conditions set forth herein;

WHEREAS, the 2018 Incremental Term Loans shall be fungible with the term loans outstanding under the Credit Agreement immediately prior to giving effect to the Incremental Amendment Effective Date (the “Existing Term Loans”) and the 2018 Incremental Term Loans and the Existing Term Loans shall constitute one tranche of term loans;

WHEREAS, the Borrower desires to amend the Credit Agreement as further set forth herein;

WHEREAS, as permitted by Section 9.08 of the Credit Agreement, the Credit Agreement may be amended pursuant to an agreement entered into by the Borrower and the Required Lenders;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. As used in this Incremental Amendment, the following terms shall have the meanings specified below:

“Specified Acquisition Agreement Representations” shall mean such of the representations and warranties made by or on behalf of the Target in the Acquisition Agreement as are material to the interests of the 2018 Incremental Term Loan Lenders, but only to the extent that the Borrower (or its affiliates) has the right (taking into account any applicable cure provisions) to terminate its (or their) obligations under the Acquisition Agreement or decline to consummate the Acquisition without any liability in accordance with the terms thereof as a result of a breach of such representations and warranties in the Acquisition Agreement.

“Specified Representations” shall mean the representations and warranties with respect to the Borrower and the Subsidiary Loan Parties set forth in the following sections of the Credit Agreement: Section 3.01 (but solely with respect to organizational status and organizational power and authority to execute, deliver and perform obligations with respect to this Incremental Amendment), Section 3.02(a) (but solely with respect to this Incremental Amendment), Section 3.02(b)(i) (but solely with respect to this Incremental Amendment, the incurrence of the 2018 Incremental Term Loans and the provision of guarantees and grant of security interests in respect thereof), Section 3.03 (but solely with respect to this Incremental Amendment), Section 3.10, Section 3.11, Section 3.17 (subject to the Limited Conditionality Provisions), Section 3.19 and Section 3.22(a) (solely as to the use of proceeds of the 2018 Incremental Term Loans).

SECTION 2. 2018 Incremental Term Loans.

(a) Subject to the terms and conditions set forth herein and in the Credit Agreement, each 2018 Incremental Term Loan Lender severally agrees (i) to make a 2018 Incremental Term Loan to the Borrower on and as of the Incremental Amendment Effective Date (as defined below) pursuant to Section 2.02 of the Amended Credit Agreement in an aggregate principal amount equal to its 2018 Incremental Term Loan Commitment and (ii) to the terms of the Amended Credit Agreement.

(b) The 2018 Incremental Term Loans shall be Term Loans for all purposes of the Amended Credit Agreement, with the terms and conditions set forth therein as applicable to the “2018 Incremental Term Loans”, the “Effective Date Term Loans” and the “Term Loans”, as applicable, and shall constitute one tranche of term loans with the Existing Term Loans. The 2018 Incremental Term Loans shall be funded on the Incremental Amendment Effective Date as Eurocurrency Loans bearing interest based on the Interest Period selected in the Borrowing Request delivered pursuant to Section 5 below, which Interest Period shall be the same as that of the Existing Term Loans. The 2018 Incremental Term Loan will be issued on the 2018 Incremental Amendment Effective Date in an amount equal to 99.75% of the stated principal amount of the 2018 Incremental Term Loan.

SECTION 3. 2018 Incremental Term Lenders.

(a) As of the Incremental Amendment Effective Date, each 2018 Incremental Term Lender shall be a party to the Amended Credit Agreement and, to the extent provided in this Incremental Amendment, have the rights and obligations of a Lender under the Amended Credit Agreement and under the other Loan Documents and shall be bound by the provisions thereof.

(b) Each 2018 Incremental Term Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Incremental Amendment and to become a Lender under the Amended Credit Agreement, (B) it meets all the requirements to be a Lender under the Amended Credit Agreement, (C) from and after the Incremental Amendment Effective Date, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and, to the extent provided in this Incremental Amendment, shall have the obligations of a Lender thereunder, (D) it has received copies of the most recent financial statements delivered pursuant to Section 5.04 of the Credit Agreement, and such other documents and information as it deems appropriate to make its own credit analysis and decision to become a Lender under the Amended Credit Agreement, (E) it has, independently and without reliance upon the Administrative Agent, Collateral Agent, or any other Lender under the Amended Credit Agreement and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Amended Credit Agreement, and (F) if it is a Foreign Lender, it has delivered to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such 2018 Incremental Term Loan; and (ii) agrees that (A) it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender under the Amended Credit Agreement, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender under the Amended Credit Agreement.

SECTION 4. Amendment. Effective as of the Incremental Amendment Effective Date, (a) the Credit Agreement shall be amended and restated in its entirety in the form of the Amended Credit Agreement attached as Exhibit A hereto, (b) the Schedules of the Credit Agreement shall be amended and restated in their entirety in the form attached as Exhibit B hereto and (c) the Exhibits of the Credit Agreement shall be amended and restated in their entirety the form attached as Exhibit C hereto.

SECTION 5. Incremental Amendment Effective Date. This Incremental Amendment shall become effective as of the date (the “Incremental Amendment Effective Date”) on which the following conditions precedent have been satisfied or waived:

(a) The Administrative Agent shall have received this Incremental Amendment, executed and delivered by the Administrative Agent, the Borrower, the 2018 Incremental Term Lenders and the Required Lenders.

(b) Prior to or substantially concurrently with the funding of the 2018 Incremental Term Loans, the Acquisition shall be consummated, in all material respects, in accordance with the terms of the Acquisition Agreement, as amended or otherwise modified, but without giving effect to any amendments, waivers, consents or other modifications thereto which would be materially adverse to the 2018 Incremental Term Loan Lenders without the prior written consent of the 2018 Incremental Term Loan Lenders, such consent not to be unreasonably withheld, delayed or conditioned; provided that (a) any decrease in the purchase price for the Acquisition shall not be deemed to be materially adverse to the 2018 Incremental Term Loan Lenders so long as such decrease is allocated to reduce the 2018 Incremental Term Loans and (b) any increase in the purchase price shall not be materially adverse to the 2018 Incremental Term Loan Lenders so long as such increase is funded by the amounts permitted to be drawn at closing under the 2018 Incremental Term Loans, the ABL Facility, equity contributions from the Sponsors and their respective Affiliates and other equity investors, or Borrower’s cash on hand.

(c) All accrued fees required to be paid to the Administrative Agent, all fees owed to the 2018 Incremental Term Loan Lenders, and all expenses required to be paid or reimbursed on the Incremental Amendment Effective Date (to the extent such expenses are invoiced at least three business days prior to the Incremental Amendment Effective Date except as otherwise agreed by the Borrower), shall have been paid, including, at the Borrower’s option, from the proceeds of the 2018 Incremental Term Loans.

(d) The Administrative Agent shall have received, for the ratable benefit of the existing Lenders, all accrued and unpaid interest to, but not including, the Incremental Amendment Effective Date with respect to the outstanding Existing Term Loans.

(e) The Administrative Agent shall have received (a) from the Target and its Subsidiaries, audited financial statements for the fiscal years ended December 31, 2017, 2016 and 2015, unaudited financial statements for the fiscal quarter ended March 31, 2018 and unaudited financial statements for each subsequent fiscal quarter ended at least 45 days prior to the 2018 Incremental Amendment Effective Date and (b) from CPG Holdings LLC (“Holdings”) and its Subsidiaries audited financial statements for the fiscal years ending September 30, 2017, 2016 and 2015, unaudited financial statements for the fiscal quarter ended March 31, 2018 and unaudited financial statements for each subsequent fiscal quarter ended at least 45 days prior to the Incremental Amendment Effective Date. The Administrative Agent acknowledges receipt as of the date hereof of the audited financial statements for the fiscal years ended December 31, 2017, 2016 and 2015 and the unaudited financial statements for the fiscal quarter ended March 31, 2018, in the case of the Target and its Subsidiaries, and the audited financial statements for the fiscal years ended September 30, 2017, 2016 and 2015 and the unaudited financial statements for the fiscal quarter ended March 31, 2018, in the case of Holdings and its Subsidiaries.

(f) To the extent reasonable and customary and requested at least ten (10) Business Days prior to the Incremental Amendment Effective Date, the 2018 Incremental Term Loan Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act, at least three (3) business days prior to the Incremental Amendment Effective Date.

(g) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower with respect to each Loan Party dated the Incremental Amendment Effective Date and certifying:

(i) that attached thereto is a true and complete copy of the charter or other similar organizational document of each Loan Party and each amendment thereto, certified (as of a date reasonably near the Incremental Amendment Effective Date) as being a true and correct copy thereof by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such Loan Party is organized;

(ii) that attached thereto is a true and complete copy of a certificate of the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such Loan Party is organized, dated reasonably near the Incremental Amendment Effective Date, listing the charter or other similar organizational document of such Loan Party and each amendment thereto on file in such office and, if available, certifying that (1) such amendments are the only amendments to such person’s charter on file in such office, (2) such person has paid all franchise taxes to the date of such certificate and (3) such person is duly organized and in good standing or full force and effect under the laws of such jurisdiction;

(iii) that attached thereto is a true and complete copy of resolutions duly adopted by the Governing Persons of such Loan Party authorizing the execution, delivery and performance of this Incremental Amendment and any other document delivered in connection with this Incremental Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and

(iv) as to the incumbency and specimen signature of each Responsible Officer executing this Incremental Amendment and any other document delivered in connection with this Incremental Amendment on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this Section 5(g)(iv).

(h) The Administrative Agent shall have received a customary legal opinion, in form and substance reasonably acceptable to the Administrative Agent, of (i) Sullivan & Cromwell LLP, New York counsel to the Borrower, and (ii) Clark Hill PLC, special Pennsylvania counsel to Versatex Building Products, LLC.

(i) The Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit D to the Amended Credit Agreement executed by a Financial Officer of Holdings.

(j) The Administrative Agent shall have received a notice pursuant to Section 2.19 of the Credit Agreement.

(k) Subject to the Limited Conditionality Provisions, (i) the Borrower shall have caused (or shall substantially simultaneously with the Incremental Amendment Effective Date cause) the Collateral and Guarantee Requirement to be satisfied, including with respect to the Target and each of its Subsidiaries (other than an Immaterial Subsidiary, an Unrestricted Subsidiary, a Qualified CFC Holding Company, a CFC or a Domestic Subsidiary of a CFC) (the Target and such Subsidiaries, the “Target Loan Parties”) and with respect to any Equity Interest in or Indebtedness of any Subsidiary (including the Target Loan Parties) owned by or on behalf of the Borrower or any other Subsidiary Loan Party and (ii) each document (including any UCC financing statement) required by the Security Documents or reasonably requested by the Administrative Agent (subject to the terms of the Collateral Agreement) to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral (including in respect of the Collateral of the Target Loan Parties) described therein, prior and superior in right to any other person (other than with respect to Permitted Liens), shall have been filed, registered or recorded or shall have been delivered to the Administrative Agent in proper form for filing, registration or recordation.

(l) No Specified Events of Default shall have occurred or be continuing as of the date hereof.

(m) The Specified Acquisition Agreement Representations shall be true and correct to the extent required by the Limited Conditionality Provisions and the Specified Representations shall be true and correct in all material respects (except in the case of any Specified Representation which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be); provided that to the extent that any Specified Representation is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification, (a) the definition thereof shall be the definition of “Material Adverse Effect” (as defined in the Acquisition Agreement) for purposes of the making or deemed making of such Specified Representation on, or as of, the Incremental Amendment Effective Date (or any date prior thereto) and (b) the same shall be true and correct in all respects.

(n) There shall not have occurred any Material Adverse Effect (as defined in the Acquisition Agreement).

(o) The repayment of the existing indebtedness of the Target, including, without limitation, that certain Credit and Security Agreement by and among Versatex Building Products, LLC, and Versatex Holdings, LLC, the Lenders and Regions Bank, dated September 28, 2016, as amended by that First Amendment to Credit and Security Agreement, dated September 26, 2017 (the repayment of such debt, the “Debt Repayment”) shall have been consummated, or shall be consummated substantially simultaneously with, the borrowings of the 2018 Incremental Term Loans.

(p) Prior to the Incremental Amendment Effective Date, the Administrative Agent shall have received a Borrowing Request in respect of the 2018 Incremental Term Loans.

Notwithstanding anything to the contrary herein or otherwise, to the extent any security interest in the intended Collateral of the Target Loan Parties (other than (x) the delivery of certificates evidencing equity interests for the Borrower and the Guarantors (other than, in the case of the Target and its subsidiaries, with respect to any such certificate that has not been made available to the Borrower at least five business days prior to the Incremental Amendment Effective Date, to the extent the Borrower has used commercially reasonable efforts to procure delivery thereof and (y) any Collateral the security interest in which may be perfected by the filing of a UCC financing statement for entities organized in the United States) is not or cannot be provided or perfected on the Incremental Amendment Effective Date after use by the Borrower of commercially reasonable efforts to do so or without undue burden or expense, then the provision and/or perfection of security interests in such Collateral shall not constitute a condition precedent to the availability of the 2018 Incremental Term Loans on the Incremental Amendment Effective Date, but (a) in the case of certificates evidencing equity interests, may be delivered five Business Days after the Incremental Amendment Effective Date (or such later date as reasoanbly agreed by the Administrative Agent) and (b) in all other cases, may instead be delivered or perfected (notwithstanding anything to the contrary contained in the definition of “Collateral and Guarantee Requirement” in the Amended Credit Agreement or Section 5.10(c) thereof, within 90 days after the Incremental Amendment Effective Date (or such later date as reasonably agreed by the Administrative Agent). The provisions in this paragraph are referred to as the “Limited Conditionality Provisions”.

SECTION 6. Reaffirmation. Each Loan Party hereby:

(a) acknowledges its receipt of a copy of this Incremental Amendment and the Amended Credit Agreement and its review of the terms and conditions thereof and consents to the terms and conditions of this Incremental Amendment and the Amended Credit Agreement and the transactions contemplated thereby, including the extension of credit to the Borrower in the form of the 2018 Incremental Term Loans;

(b) agrees that, notwithstanding the effectiveness of this Incremental Amendment and the Amended Credit Agreement and the consummation of the transactions contemplated thereby, (i) each Security Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other commitments thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the holders of the 2018 Incremental Term Loans; and

(c) confirms that neither the amendment and restatement of the Credit Agreement effected pursuant to this Incremental Amendment nor the execution, delivery, performance or effectiveness of this Incremental Amendment and the Amended Credit Agreement (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Security Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations as defined under the Amended Credit Agreement, whether heretofore or hereafter incurred or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 7. Effect of Amendment.

(a) Except as expressly set forth herein, this Incremental Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Nothing in this Incremental Amendment shall be deemed to be a novation of any obligations under the Credit Agreement or any other Loan Document.

(b) On and after the Incremental Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Incremental Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c) Except as expressly provided herein or in the Credit Agreement, the 2018 Incremental Term Loans shall be subject to the terms and provisions of the Credit Agreement and the other Loan Documents.

SECTION 8. General.

(a) APPLICABLE LAW. THIS INCREMENTAL AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) Counterparts. This Incremental Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart to this Incremental Amendment by facsimile or other electronic transmission (e.g., “PDF” or “TIFF”) shall be as effective as delivery of a manually signed original.

(c) Amendments. This Incremental Amendment may be amended, modified or supplemented only by a writing signed by the Administrative Agent, the requisite Lenders and the Borrower in accordance with Section 9.08 of the Credit Agreement.

(d) Headings. Section headings used herein are for convenience of reference only, are not part of this Incremental Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this Incremental Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

CPG NEWCO LLC, as Holdings

By:	/s/ Chris Eppel
Name: Chris Eppel
Title: Authorized Person

CPG INTERNATIONAL LLC, as Borrower

By:	/s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

VYCOM CORP., as Guarantor

By:	/s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

SCRANTON PRODUCTS INC., as Guarantor

By:	/s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

CPG SUB I CORPORATION, as Guarantor

By:	/s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

Incremental Amendment to Term Loan Credit Agreement

CPG International LLC

CPG BUILDING PRODUCTS LLC, as Guarantor

By:	/s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

SANATEC SUB I CORPORATION, as Guarantor

By:	/s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

SANTANA PRODUCTS INC., as Guarantor

By:	/s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

WES, LLC, as Guarantor

By:	/s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

ULTRALOX TECHNOLOGY, LLC, as Guarantor

By:	/s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

Incremental Amendment to Term Loan Credit Agreement

CPG International LLC

JEFFERIES FINANCE LLC, as Administrative Agent Collateral Agent, and 2018 Incremental Term Lender

By:	/s/ Jason Kennedy
Name: Jason Kennedy
Title: Managing Director

1199SEIU Health Care Employees Pension Fund, as a Required Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

ABB Inc. Master Trust, as a Required Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC as a Required Lender

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

Advanced Series Trust – AST Goldman Sachs Multi -Asset Portfolio

By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal as a Required Lender

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

KRH US Loan Master Fund 2017-5 a series trust of Global Cayman Investment Trust

By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal as a Required Lender

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux)

By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal as a Required Lender

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund

By: Goldman Sachs Asset Management, L.P. as its investment advisor and not as principal as a Required Lender

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

Dedicated Global Fixed Income Fund I

by Goldman Sachs Asset Management Australia Pty, Ltd. solely as its investment advisor and not as principal as a Required Lender

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

MP CLO IV, Ltd., as a Required Lender

By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

By:
Name:
Title:

AEGIS Electric and Gas International Services, Ltd., as a Required Lender
by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

AIC Loan Fund LLC (fka Emerald Gate Treasury Fund
LLC), as a Required Lender

By:	/s/ Rob Stobo
Name: Rob Stobo
Title: Authorized Signatory

American Beacon Crescent Short Duration High Income Fund, as a Required Lender
by Crescent Capital Group LP, its sub-adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

By:	s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

American Century Capital Portfolios, Inc. - AC Alternatives Income Fund, as a Required Lender
By: Bain Capital Credit, LP as Subadvisor

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Aon Hewitt Group Trust - High Yield Plus Bond Fund, as a Required Lender
By: Bain Capital Credit, LP as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

ARCHES FUNDING ULC, as a Required Lender

By:	/s/ Madonna Sequeira
Name: Madonna Sequeira
Title: Authorized Signatory

By:
Name:
Title:

Ares XLV CLO Ltd., as a Required Lender

By:	Ares CLO Management II LLC, its Asset Manager

By:	/s/ Neil Singhal
	Name:	Neil Singhal
	Title:	Authorized Signatory

By:
Name:
Title:

Ares XLVI CLO Ltd., as a Required Lender

By:	Ares CLO Management LLC, its Asset Manager

By:	/s/ Neil Singhal
	Name:	Neil Singhal
	Title:	Authorized Signatory

By:
Name:
Title:

ARES XXIX CLO LTD., as a Required Lender

By:	Ares CLO Management XXIX L.P., its Asset Manager

By:	Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ Neil Singhal
	Name:	Neil Singhal
	Title:	Authorized Signatory

By:
Name:
Title:

ARES XXVIII CLO LTD., as a Required Lender

By:	Ares CLO Management XXVIII L.P., its Asset Manager

By:	Ares CLO GP XXVIII, LLC, its General Partner

By:	/s/ Neil Singhal
	Name:	Neil Singhal
	Title:	Authorized Signatory

By:
Name:
Title:

Associated Electric & Gas International Services, Limited, as a Required Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

ATLAS SENIOR LOAN FUND IX, LTD., as a Required Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

ATLAS SENIOR LOAN FUND V, LTD., as a Required Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

ATLAS SENIOR LOAN FUND VII, LTD., as a Required Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

ATLAS SENIOR LOAN FUND X, LTD., as a Required Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

Atlas Senior Secured Loan Fund VIII, Ltd., as a Required Lender
By:	Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

AVAW Loans Sankaty z.H. Internationale
Kapitalanlagegesellschaft mbH, as a Required Lender
By:	Bain Capital Credit, LP as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Avery Point V CLO, Limited, as a Required Lender

By:	Bain Capital Credit, LP as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Avery Point VI CLO, Limited, as a Required Lender

By:	Bain Capital Credit, LP as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Avery Point VII CLO, Limited, as a Required Lender

By:	Bain Capital Credit, LP as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

BAIN CAPITAL CREDIT CLO 2016-2, LIMITED, as a Required Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Bain Capital Credit CLO 2017-1, Limited, as a Required Lender

By:	Bain Capital Credit, LP as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Bain Capital Credit CLO 2018-1, Limited, as a Required Lender

By:	Bain Capital Credit, LP as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

BAIN CAPITAL CREDIT MANAGED ACCOUNT (BLANCO), L.P., as a Required Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Baloise Senior Secured Loan Fund II, as a Required Lender

By:	Bain Capital Credit, LP as Sub Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Bandera Strategic Credit Partners II LP, as a Required Lender

By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By:
Name:
Title:

Barclays Bank PLC, as a Required Lender

By:	/s/ Jacqueline Custodio
Name: Jacqueline Custodio
Title: Authorized Signatory

By:
Name:
Title:

Blue Cross and Blue Shield of Florida, Inc., as a Required Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

By:
Name:
Title:

Blue Cross of California, as a Required Lender

By:	Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Brookside Mill CLO Ltd., as a Required Lender

By: Shenkman Capital Management, Inc. as Collateral Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

CARE Super, as a Required Lender

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

Catholic Health Initiatives Master Trust, as a Required Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Bain Capital Credit CLO 2017-2, Limited, as a Required Lender

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Cavalry CLO IV, Ltd., as a Required Lender

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

CFG Pension Plan, as a Required Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

CHI Operating Investment Program L.P., as a Required Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

City of New York Group Trust, as a Required Lender

By: The Comptroller of the City of New York

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

Community Insurance Company, as a Required Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Continental Airlines, Inc. Pension Master Trust, as a Required Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

By:	Name:
Title:

Crescent Capital High Income Fund B L.P., as a Required Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

CRESCENT CAPITAL HIGH INCOME FUND L.P., as a Required Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Crescent Senior Secured Floating Rate Loan Fund, LLC, as a Required Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

JNL/PIMCO Credit Income Fund, as a Required Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

By:
Name:
Title:

DaVinci Reinsurance Ltd., as a Required Lender

By: Guggenheim Partners Investment Management LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

DTE Energy Company Affiliates Employee Benefit Plans Master Trust, as a Required Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

By:
Name:
Title:

Dunham Floating Rate Bond Fund, as a Required Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

EAF comPlan II – Private Debt, as a Required Lender

By: Guggenheim Partners Investment Management LLC as Asset Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

Electronic Data Systems 1994 Pension Scheme, as a Required Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

By:
Name:
Title:

Electronic Data Systems Retirement Plan, as a Required Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

By:
Name:
Title:

Elysium Limited, as a Required Lender

By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	Attorney-In-Fact

By:
Name:
Title:

State of Hawaii Employees’ Retirement System, as a Required Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

By:
Name:
Title:

Employees’ Retirement System of the State of Rhode Island, as a Required Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

By:
Name:
Title:

Endurance Investment Holdings Ltd., as a Required Lender

By: Guggenheim Partners Investment Management LLC as Asset Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

First American Title Insurance Company, as a Required Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

By:
Name:
Title:

FirstEnergy System Master Retirement Trust, as a Required Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Four Points Multi-Strategy Master Fund Inc. (Loan Account), as a Required Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager for the Loan Account

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

By:
Name:
Title:

Future Fund Board of Guardians for and on behalf of Medical Research Future Fund, as a Required Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

GGH US BL Ametrine Sub-Trust A Sub-Trust Of Guggenheim Amethyst Trust, as a Required Lender
By: Guggenheim Partners Investment Management LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Trinh, Kaitlin
	Title:	Managing Director

By:
Name:
Title:

Government Employees Superannuation Board, as a Required Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

TICP CLO IX, Ltd., as a Required Lender

By: TICP CLO IX Management LLC

Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

By:
Name:
Title:

Greyhound Lines, Inc. – Amalgamated Transit Union National Local 1700 Retirement & Disability Trust, as a Required Lender
By: Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

By:
Name:
Title:

Griffin Institutional Access Credit Fund, as a Required Lender

By: BCSF Advisors, LP, as Sub-Adviser

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Guggenheim Defensive Loan Fund, as a Required Lender

By: Guggenheim Partners Investment Management LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

By:
Name:
Title:

Guggenheim Funds Trust – Guggenheim Floating Rate Strategies Fund, as a Required Lender
By: Guggenheim Partners Investment Management LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

Guggenheim Funds Trust – Guggenheim Macro Opportunities Fund, as a Required Lender
By: Guggenheim Partners Investment Management LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

Guggenheim Funds Trust – Guggenheim High Yield Fund, as a Required Lender
By: Security Investors, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

Guggenheim U.S. Loan Fund II, as a Required Lender

By: Guggenheim Partners Investment Management LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

Guggenheim U.S. Loan Fund III, as a Required Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

Guggenheim Variable Funds Trust – Series P (High Yield Series), as a Required Lender
By: Security Investors, LLC as Management Company

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

HBOS Final Salary Trust Ltd (On Behalf of HBOS Final Salary PS), as a Required Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

Health Employees Superannuation Trust Australia, as a Required Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

Hewlett-Packard Company Master Trust, as a Required Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

IAM National Pension Fund, as a Required Lender

By: Guggenheim Partners Investment Management, LLC as Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

By:
Name:
Title:

Illinois State Board of Investment, as a Required Lender

By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

ITG Brands, LLC Retirement Allowance Plan for Hourly Rated and/or Piecework Employees Trust, as a Required Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

IU Health Defined Benefit Group Investment Trust, as a Required Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

Jackson Mill CLO Ltd., as a Required Lender

By: Shenkman Capital Management, Inc., as Portfolio Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

Jefferson Mill CLO Ltd., as a Required Lender

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

JNL/Crescent High Income Fund, as a Required Lender

By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

Kaiser Foundation Hospitals, as a Required Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Kaiser Permanente Group Trust, as a Required Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Kentucky Retirement Systems (Shenkman – Insurance Fund Account), as a Required Lender by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

Kentucky Retirement Systems (Shenkman – Pension Account), as a Required Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

Kentucky Teachers’ Retirement System Insurance Trust Fund, as a Required Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

LCM 26 Ltd., as a Required Lender

By: LCM Asset Management LLC

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By:
Name:
Title:

LCM XIII Limited Partnership, as a Required Lender

By: LCM Asset Management LLC

As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By:
Name:
Title:

LCM XIV Limited Partnership, as a Required Lender

By: LCM Asset Management LLC

As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By:
Name:
Title:

LCM XIX Limited Partnership, as a Required Lender

By: LCM Asset Management LLC

As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By:
Name:
Title:

LCM XV Limited Partnership, as a Required Lender

By: LCM Asset Management LLC

As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By:
Name:
Title:

LCM XVI Limited Partnership, as a Required Lender

By: LCM Asset Management LLC

As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By:
Name:
Title:

LCM XVII Limited Partnership, as a Required Lender

By: LCM Asset Management LLC

As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By:
Name:
Title:

LCM XVIII Limited Partnership, as a Required Lender

By: LCM Asset Management LLC

As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By:
Name:
Title:

LCM XX Limited Partnership, as a Required Lender

By: LCM Asset Management LLC

As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By:
Name:
Title:

LCM XXI Limited Partnership, as a Required Lender

By: LCM Asset Management LLC

As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By:
Name:
Title:

LCM XXII Ltd., as a Required Lender

By: LCM Asset Management LLC

As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By:
Name:
Title:

LCM XXIII Ltd., as a Required Lender

By: LCM Asset Management LLC

As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By:
Name:
Title:

LCM XXIV Ltd., as a Required Lender

By: LCM Asset Management LLC

As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By:
Name:
Title:

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC as a Required Lender

By:	/s/ Joseph Darconte
Name: Joseph Darconte
Title: Senior Vice President

Lloyds Bank Pension Scheme No. 1, as a Required Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

Lloyds Bank Pension Scheme No. 2, as a Required Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

Lord Abbett Floating Rate Fund Ltd., as a Required Lender

By: Lord, Abbett & Co. LLC, as Investment Manager

By:	/s/ Kearney Posner
Name: Kearney Posner
Title: Associate Portfolio Manager

By:
Name:
Title:

Lord Abbett Investment Trust – Lord Abbett Floating Rate Fund, as a Required Lender
By: Lord, Abbett & Co. LLC, as Investment Manager

By:	/s/ Kearney Posner
Name: Kearney Posner
Title: Associate Portfolio Manager

By:
Name:
Title:

Los Angeles County Employees Retirement Association, as a Required Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Marble Point CLO X Ltd., as a Required Lender

By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

By:
Name:
Title:

Marble Point CLO XI Ltd., as a Required Lender

By: Marble Point CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

By:
Name:
Title:

Mercer Field II CLO Ltd., as a Required Lender

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

By:
Name:
Title:

Michelin North America Inc. Master Retirement Trust, as a Required Lender
By: Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

MP CLO III, Ltd., as a Required Lender

By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

By:
Name:
Title:

MP CLO VI, Ltd., as a Required Lender

By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

By:
Name:
Title:

MP CLO VII, Ltd., as a Required Lender

By: MP CLO Management LLC, its Collateral Manager

By:	/s/ Thomas Shandell
Name: Thomas Shandell
Title: CEO

By:
Name:
Title:

Muzinich & Co., (Ireland) Limited for the account of Muzinich Global Tactical Credit, as a Required Lender

By:	/s/ Patricia Charles
Name: Patricia Charles
Title: Associate

By:
Name:
Title:

National Electrical Benefit Fund, as a Required Lender

By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

Neuberger Berman CLO XVII, Ltd., as a Required Lender

By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

By:
Name:
Title:

Newfleet CLO 2016-1, Ltd., as a Required Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

By:
Name:
Title:

Oncor Retirement Plan Trust, as a Required Lender

By: Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M), as a Required Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

PIMCO Cayman Bank Loan Libor Plus Fund JPY Hedge A Series Trust of Multi Manager Global Investment Trust, as a Required Lender
By: Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

PIMCO Cayman Bank Loan LIBOR Plus Fund JPY Hedge Series 2 A Series Trust of Multi Manager Global Investment Trust, as a Required Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund, as a Required Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund II, as a Required Lender
By: Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

PIMCO Funds: PIMCO Investment Grade Corporate Bond Fund, as a Required Lender
By: Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

PIMCO Funds Ireland plc: PIMCO Senior Loan Fund, as a Required Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

PIMCO Funds: PIMCO Senior Floating Rate Fund, as a Required Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

Putnam Floating Rate Income Fund, as a Required Lender

By:	/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Putnam Investment Management, LLC on behalf of Seasons Series Trust (Sun America) – Asset Allocation: Diversified Growth Portfolio, as a Required Lender

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: Vice President

Putnam Diversified Income Trust (Cayman) Master Fund, as a Required Lender

by The Putnam Advisory Company, LLC

By:	/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Putnam Premier Income Trust, as a Required Lender

By:	/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Putnam Master Intermediate Income Trust, as a Required Lender

By:	/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Putnam Variable Trust, on behalf of its series, Putnam VT Diversified Income Fund, as a Required Lender

by Putnam Investment Management, LLC

By:	/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager Operations

Putnam Canadian Global Trust – Putnam Canadian Fixed Income Global Alpha Fund, as a Required Lender

by The Putnam Advisory Company, LLC

By:	/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Putnam Absolute Return Fixed Income Fund, as a Required Lender

by The Putnam Fiduciary Trust Company

By:	/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Putnam Absolute Return 300 Fund, as a Required Lender

by Putnam Investment Management, LLC

By:	/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Putnam Funds Trust, on behalf of its series, Putnam Multi-Asset Absolute Return Fund, as a Required Lender

By Putnam Investment Management, LLC

By:	/s/ Kerry O’Donnell-Rancourt
Name: Kerry O’Donnell-Rancourt
Title: Manager

Putnam Total Return Fund, as a Required Lender

By Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

Putnam Total Return Trust, as a Required Lender

By Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

Putnam Retirement Advantage GAA Growth Portfolio, as a Required Lender

By Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

Putnam Retirement Advantage GAA Balance Portfolio, as a Required Lender

By Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

Putnam Retirement Advantage GAA Conservative Portfolio, as a Required Lender

By Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

Putnam Dynamic Asset Allocation Growth Fund, as a Required Lender

By Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

Putnam Dynamic Asset Allocation Balanced Fund, as a Required Lender

By Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

Putnam Variable Trust – Putnam VT Global Asset Allocation Fund, as a Required Lender

by Putnam Investment Management, LLC

By:	/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

Putnam Dynamic Asset Allocation Conservative Fund, as a Required Lender

By Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

Great-West Putnam High Yield Bond Fund, as a Required Lender by Putnam Investment Management, LLC

By:	/s/ Kerry O’Donnell
	Name:	Kerry O’Donnell
	Title:	Manager

Putnam Dynamic Risk Allocation Fund, as a Required Lender

By Putnam Investment Management, LLC

By:	/s/ Kerry O’Donnell
	Name:	Kerry O’Donnell
	Title:	Manager

Counsel Fixed Income, as a Required Lender by Putnam Investment Canada, ULC

By:	/s/ Kerry O’Donnell
	Name:	Kerry O’Donnell
	Title:	Manager

International Investment Fund – Putnam Global Alpha Fund, as a Required Lender

by The Putnam Advisory Company, LLC

By:	/s/ Kerry O’Donnell
	Name:	Kerry O’Donnell
	Title:	Manager

International Investment Fund – Putnam Global Alpha A Fund, as a Required Lender

by The Putnam Advisory Company, LLC

By:	/s/ Kerry O’Donnell
	Name:	Kerry O’Donnell
	Title:	Manager

Counsel North American High Yield Bond, as a Required Lender

By Putnam Investments Canada, ULC

By:	/s/ Kerry O’Donnell
	Name:	Kerry O’Donnell
	Title:	Manager

Minister for Finance (Ireland Strategic Investment Fund), as a Required Lender

By The Putnam Advisory Company, LLC

By:	/s/ Kerry O’Donnell-Rancourt
	Name:	Kerry O’Donnell-Rancourt
	Title:	Middle Office Manager

Race Point IX CLO, Limited, as a Required Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Race Point VIII CLO, Limited, as a Required Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Regence Bluecross Blueshield of Oregon, as a Required Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

By:
Name:
Title:

Regence Bluecross Blueshield of Utah, as a Required Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

By:
Name:
Title:

Regence Blueshield, as a Required Lender By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

Regence Blueshield of Idaho, as a Required Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

Renaissance Investment Holdings Ltd., as a Required Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

By:
Name:
Title:

Retail Employees Superannuation Trust, as a Required Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Romark CLO - I Ltd, as a Required Lender

By: Shenkman Capital Management, Inc, as Servicer

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

Romark CLO - II Ltd, as a Required Lender

By: Romark CLO Advisors LLC, as Collateral Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

San Francisco City and County Employees’ Retirement System, as a Required Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Bain Capital Credit Managed Account (FSS), L.P., as a Required Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Bain Capital Credit Rio Grande FMC, L.P., as a Required Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

BAIN CAPITAL SENIOR LOAN FUND (SRI), L.P., as a Required Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Bain Capital Senior Loan Fund Public Limited Company, as a Required Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

BAIN CAPITAL SENIOR LOAN FUND, L.P., as a Required Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Shenkman Floating Rate High Income Fund, as a Required Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

St. Luke’s Health System Retirement Plan, as a Required Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

State—Boston Retirement System, as a Required Lender

By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

Stichting Bedrijfspensioenfonds voor de Agrarische en Voedselvoorzieningshandel, as a Required Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

Sudbury Mill CLO, Ltd., as a Required Lender

By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

AIG Flexible Credit Fund, as a Required Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

By:
Name:
Title:

Sunsuper Pooled Superannuation Trust, as a Required Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Yellowstone Trading, LLC, as a Required Lender

By: SunTrust Bank, as manager

By:	/s/ Connie Bailey-Blake
Name: Connie Bailey-Blake
Title: Vice President

By:
Name:
Title:

Suzuka INKA, as a Required Lender

By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Teachers’ Retirement System of the State of Kentucky, as a Required Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

The Pension Plan of the United Church of Canada, as a Required Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

Virginia College Savings Plan, as a Required Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as

Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

TICP CLO I-2, Ltd., as a Required Lender

By: TICP CLO I Management, LLC

Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

By:
Name:
Title:

TICP CLO II-2, Ltd., as a Required Lender

By: TICP CLO II Management, LLC

Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

By:
Name:
Title:

TICP CLO III-2, Ltd., as a Required Lender

By: TICP CLO III Management, LLC

Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

By:
Name:
Title:

TICP CLO IV Ltd, as a Required Lender

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

By:
Name:
Title:

TICP CLO V 2016-1, Ltd., as a Required Lender

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

By:
Name:
Title:

TICP CLO VI 2016-2, Ltd., as a Required Lender

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

By:
Name:
Title:

TICP CLO VII, Ltd, as a Required Lender

By: TICP CLO VII Management, LLC

Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

By:
Name:
Title:

TICP CLO VIII, Ltd, as a Required Lender

By: TICP CLO VIII Management, LLC

Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

By:
Name:
Title:

TICP CLO X, Ltd., as a Required Lender

By: TICP CLO X Management, LLC

Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

By:
Name:
Title:

Trustmark Insurance Company, as a Required Lender

By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Virtus GF Multi-Sector Short Duration Bond Fund, as a Required Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Virtus Newfleet High Yield Fund, as a Required Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Virtus Newfleet Multi-Sector Intermediate Bond Fund, as a Required Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Virtus Newfleet Multi-Sector Short Term Bond Fund, as a Required Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Virtus Newfleet Multi-Sector Bond ETF, as a Required Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Virtus Newfleet Senior Floating Rate Fund, as a Required Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Virtus Tactical Allocation Fund, as a Required Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Virtus Total Return Fund Inc., as a Required Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

VVIT: Virtus Newfleet Multi-Sector Intermediate Bond Series, as a Required Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

WEBSTER FALLS FUNDING ULC, as a Required Lender

By:	/s/ Madonna Sequeira
	Name:	Madonna Sequeira
	Title:	Authorized Signatory

By:
Name:
Title:

Wells Fargo and Company Master Pension Trust, as a Required Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Trinh, Kaitlin
Title: Managing Director

By:
Name:
Title:

West Bend Mutual Insurance Company, as a Required Lender

By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

WM Pool - Fixed Interest Trust No. 7, as a Required Lender by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Dov Braun
Name: Dov Braun
Title: CFO

By:
Name:
Title:

XL Investments Ltd, as a Required Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

XL RE Europe SE, as a Required Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Zilux Senior Loan Fund, as a Required Lender

BY: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

By:
Name:
Title:

EXHIBIT A

AMENDED CREDIT AGREEMENT

EXHIBIT A

AMENDED AND RESTATED

TERM LOAN CREDIT AGREEMENT,

Dated as of June 18, 2018,

among

CPG INTERNATIONAL LLC,

as the Borrower,

THE LENDERS PARTY HERETO,

and

JEFFERIES FINANCE LLC,

as Administrative Agent and Collateral Agent

JEFFERIES FINANCE LLC,

BARCLAYS BANK PLC,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

DEUTSCHE BANK SECURITIES INC., and

CITIGROUP GLOBAL MARKETS INC.

as Joint Lead Arrangers and Bookrunners with respect to the Incremental Amendment

i

v

Exhibits and Schedules
Exhibit A	Form of Assignment and Acceptance
Exhibit B	Form of Solvency Certificate
Exhibit C	Form of Borrowing Request
Exhibit D	Form of Interest Election Request
Exhibit E	Form of Non-Debt Fund Affiliate Assignment and Acceptance
Exhibit F	Form of Promissory Note

Schedule 1.01B	Guarantors
Schedule 1.01C	Sale/Lease-Back Documents
Schedule 2.01	Closing Date Commitments
Schedule 3.04	Environmental Filings; Governmental Approvals
Schedule 3.08(a)	Subsidiaries
Schedule 3.08(b)	Outstanding Subscriptions, Options, Warrants, Calls, Rights, etc.
Schedule 3.09(a)	Litigation/Compliance with Laws
Schedule 3.13	Taxes
Schedule 3.16	Environmental Matters
Schedule 3.18	Material Real Property
Schedule 3.23	Intellectual Property
Schedule 5.02	Insurance
Schedule 5.14	Post-Closing Matters
Schedule 6.01(a)	Indebtedness
Schedule 6.02(a)	Liens
Schedule 6.04(h)	Investments
Schedule 6.06(m)	Restricted Payments
Schedule 6.07(e)	Transactions and Agreements
Schedule 9.01	Notice Information

AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT, dated as of June 18, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among CPG International LLC, a Delaware limited liability company as the existing borrower (following the consummation of the Acquisition (as defined below), the “Borrower”) the Lenders party hereto from time to time, and Jefferies Finance LLC, as administrative agent (in such capacity, and as further defined in Section 1.01, the “Administrative Agent”), and as collateral agent (in such capacity, and as further defined in Section 1.01, the “Collateral Agent”).

A. Ares Corporate Opportunities Fund IV, L.P. (“Ares”) and Ontario Teachers’ Pension Plan Board (“Teachers”) (collectively, the “Sponsors”) formed CPG Newco LLC, the parent of the Borrower (“Holdings”) and Merger Sub, and pursuant to the Agreement and Plan of Merger, dated as of August 16, 2013 (the “Merger Agreement”), by and among Holdings, CPG Merger Sub LLC, a Delaware limited liability company (“Merger Sub” and the initial borrower hereunder, and prior to the consummation of the Acquisition, the “Borrower”), CPG International LLC, a Delaware limited liability company (as successor-in-interest to CPG International Inc., a Delaware corporation, “Target” and, together with its Subsidiaries, the “Acquired Business” ) and CPG International Holdings LP, a Delaware limited partnership, Holdings on the Closing Date acquired 100% of the issued and outstanding shares of common stock of Target, par value $0.01 per share pursuant to a reverse triangular merger (the “Acquisition”) whereby Merger Sub was merged with and into Target, with Target as the surviving entity and a Wholly Owned Subsidiary of Holdings.

B. Upon consummation of the Acquisition, Target acceded as successor in interest by operation of law to that certain Term Loan Credit Agreement, dated as of September 30, 2013 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Term Loan Agreement”) and became the Borrower. Immediately after the Closing Date, Target was converted from a corporation to a limited liability company (the “Conversion”).

C. Promptly following consummation of the Acquisition, each of Holdings and the Subsidiary Loan Parties acceded to the Existing Term Loan Agreement and each other Loan Document (as appropriate) by execution of a joinder, supplement or other form of applicable agreement.

D. The parties hereto have agreed to amend and restate the Existing Term Loan Agreement as provided in this Agreement.

E. It is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities existing under the Existing Term Loan Agreement or evidence repayment of any of such obligations and liabilities and that this Agreement amend and restate in its entirety the Existing Term Loan Agreement and re-evidence the obligations of the Borrower outstanding thereunder.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree that on the Incremental Amendment Effective Date (as defined below), the Existing Term Loan Agreement shall be amended and restated in its entirety as follows:

ARTICLE I

Definitions

Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

“2018 Incremental Transactions” means the entering into the Incremental Amendment No. 1 by the Loan Parties, the borrowings thereunder on the Incremental Amendment Effective Date, and the application of proceeds thereof as contemplated hereby and in Incremental Amendment No. 1.

“2018 Incremental Term Loan” means an Incremental Term Loan extended by a Lender on the Incremental Amendment Effective Date.

“2018 Incremental Term Loan Commitment” means, in the case of a 2018 Incremental Term Loan Lender, the commitment of such Lender to make or otherwise fund a 2018 Incremental Term Loan as set forth in Incremental Amendment No. 1. On the Incremental Amendment Effective Date, the aggregate amount of 2018 Incremental Term Loan Commitments is $225,000,000.

“2018 Incremental Term Loan Lender” means at any time, a Lender that has a 2018 Incremental Term Loan Commitment or holds a 2018 Incremental Term Loan, in each case, at such time.

“ABL Commitments” shall mean “Commitments” as defined in the ABL Credit Agreement.

“ABL Credit Agreement” shall mean the Amended and Restated Revolving Credit Agreement, dated as of March 9, 2017, among CPG International Inc., the guarantors thereto, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent and collateral agent, in respect of up to $150.0 million of asset-based revolving credit facilities, as such document may be amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement.

“ABL Facility” shall mean the “Revolving Facility” as defined in the ABL Credit Agreement, as may be amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement.

“ABL Loan Documents” shall mean the ABL Credit Agreement and the other “Loan Documents” as defined in the ABL Credit Agreement, as each such document may be amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement.

“ABL Obligations” shall mean the “Obligations” as defined in the ABL Credit Agreement.

“ABL Priority Collateral” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

“ABL Priority Collateral Asset Sale” shall mean any Asset Sale that consists of or includes the disposition of ABL Priority Collateral outside the ordinary course of business.

“ABL Security Documents” shall mean the “Security Documents” as defined in the ABL Credit Agreement.

“ABL/Term Loan Intercreditor Agreement” shall mean the Intercreditor Agreement, dated as of the Closing Date, by and among the Administrative Agent, Deutsche Bank AG New York Branch, as collateral agent under the ABL Credit Agreement, Holdings, Borrower and the Subsidiary Loan Parties party thereto, as amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement.

“ABR” shall mean, for any day, a fluctuating rate per annum equal to the highest of (a) the New York Federal Reserve Bank Rate as of such day plus 1⁄2 of 1.00%, (b) the prime commercial lending rate announced as of such day by the Administrative Agent as the “prime rate” as in effect on such day and (c) the LIBO Rate as of such day (or, if such day is not a Business Day, the next preceding Business Day) for a deposit in Dollars with a maturity of one month plus 1.00%, provided that in no event shall the ABR be less than 2.00%.

“ABR Borrowing” shall mean a Borrowing comprised of ABR Loans.

“ABR Loans” shall mean any Term Loan bearing interest at a rate determined by reference to the ABR.

“Accounting Change” shall have the meaning assigned to such term in Section 1.03.

“Acquired Business” shall have the meaning assigned to such term in the introductory paragraphs hereof.

“Acquisition” shall have the meaning assigned to such term in the introductory paragraphs hereof.

“Additional Lender” shall mean any person that makes an Incremental Term Loan or an Other Term Loan.

“Adjusted LIBO Rate” shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum equal to the greater of (a) the LIBO Rate in effect for such Interest Period divided by one, minus the Statutory Reserves applicable to such Eurocurrency Borrowing, if any, and (b) 1.0%.

“Administrative Agent” shall mean Jefferies Finance LLC, in its capacity as administrative agent for itself and the Lenders hereunder, and any duly appointed successor in such capacity.

“Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.10(a).

“Administrative Questionnaire” shall mean an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified. For purposes of this Agreement and the other Loan Documents, Jefferies LLC and its Affiliates shall be deemed to be Affiliates of Jefferies Finance LLC and its Affiliates.

“Affiliated Lender” shall mean each Sponsor and their respective Affiliates, other than (a) Holdings or any Subsidiary (including the Borrower) and (b) any natural person.

“Agents” shall mean the Administrative Agent and the Collateral Agent, in their respective capacities as such.

“Agreement” shall have the meaning assigned to such term in the introductory paragraphs hereof.

“Annual Financial Statements” shall have the meaning assigned to such term in Section 5.04(a).

“Applicable Margin” shall mean (a) with respect to any Effective Date Term Loans 3.75% per annum in the case of any Eurocurrency Loan and 2.75% per annum in the case of any ABR Loan, (b) with respect to any Incremental Term Loans (other than the 2018 Incremental Term Loans), the “Applicable Margin” set forth in the Incremental Facility Amendment establishing the terms thereof, (c) with respect to any Other Term Loans, the “Applicable Margin” set forth in the Refinancing Amendment establishing the terms thereof and (d) with respect to any Extended Term Loans, the “Applicable Margin” set forth in the Extension Amendment establishing the terms thereof.

“Applicable Prepayment Percentage” shall have the meaning assigned to such term in Section 2.08(b).

“Approved Fund” shall have the meaning assigned to such term in Section 9.04(b)

“Ares” shall have the meaning assigned to such term in the introductory paragraphs hereof.

“Asset Sale” shall mean any sale, transfer or other disposition (including any Sale and Lease-Back Transaction) to any person of any asset or assets of the Borrower or any other Restricted Subsidiary; provided that the issuance of Equity Interests of (a) the Borrower or Holdings or (b) any Subsidiary of the Borrower to the Borrower, any Wholly Owned Subsidiary of the Borrower or on a pro rata basis to holders of Equity Interests of such Subsidiary, shall not, in each case, constitute an “Asset Sale”.

“Asset Sale Proceeds Account” shall mean one or more deposit accounts or securities accounts (as such terms are defined in the Uniform Commercial Code) containing only the Net Cash Proceeds (or the cash proceeds that, but for the first proviso of the definition of “Net Cash Proceeds”, would constitute Net Cash Proceeds) of Asset Sales, any investments thereof in Permitted Investments and the proceeds thereof, pending the application of such Net Cash Proceeds in accordance with Section 2.09.

“Assignee” shall have the meaning assigned to such term in Section 9.04(b).

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an Assignee, and accepted by the Administrative Agent and the Borrower (if required by Section 9.04), substantially in the form of Exhibit A or such other form as may be agreed between the Borrower and the Administrative Agent.

“Authorized Guarantee” shall have the meaning assigned to such term in Section 4.01.

“Available Amount” shall mean, at any date, an amount, not less than zero in the aggregate, determined on a cumulative basis, equal to (without duplication):

the sum of:

(a) $40.0 million; plus

(b) 50% of Consolidated Net Income for the period (treated as one accounting period) commencing on October 1, 2013 to the end of the most recent fiscal quarter ending prior to such date for which internal consolidated financial statements of the Borrower are available (or, in the case such Consolidated Net Income is a deficit, minus 100% of such deficit); plus

(c) the cumulative amount of proceeds (including cash and the fair market value of property other than cash) from the sale of Equity Interests of the Borrower or any Parent Entity after the Closing Date and on or prior to such time (including upon exercise of warrants or options) which proceeds have been contributed as equity to the capital of the Borrower; provided that this clause (c) shall exclude issuances of Disqualified Stock, sales of Equity Interests financed as contemplated by Section 6.04(e), any amounts used to finance the payments or distributions in respect of any Junior Financing pursuant to Section 6.09(b)(i), Equity Interests issued in connection with a Cure Right (as defined in the ABL Loan Documents) and Equity Interests issued in connection with the incurrence of Indebtedness pursuant to Section 6.01(aa), sales of Equity Interests as contemplated by Section 6.06(d) and amounts used to fund charges, expenses, accruals or reserves in accordance with clause (l) of the definition of “Consolidated Net Income”; plus

(d) 100% of the aggregate amount of contributions (other than any such contributions received from Holdings or any Restricted Subsidiary) to the equity capital of the Borrower received in cash (and the fair market value of property other than cash) after the Closing Date (subject to the same exclusions as are applicable to clause (c) above); plus

(e) 100% of the aggregate principal amount of any Indebtedness (including the liquidation preference or maximum fixed repurchase price, as the case may be, of any Disqualified Stock) of Holdings or any Restricted Subsidiary issued after the Closing Date (other than Indebtedness issued to a Restricted Subsidiary), which has been converted into or exchanged for Equity Interests (other than Disqualified Stock) in the Borrower or Holdings; provided that this clause (e) shall exclude any conversions pursuant to Section 6.09(b)(i)(4); plus

(f) 100% of the aggregate amount received by the Borrower or any Restricted Subsidiary in cash (and the fair market value of property other than cash) after the Closing Date from (i) the sale (other than to Holdings or any Restricted Subsidiary) of the Equity Interests of an Unrestricted Subsidiary or (ii) any dividend or other distribution by an Unrestricted Subsidiary; plus

(g) in the event any Unrestricted Subsidiary has been redesignated as a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or transfers or conveys its assets to, or is liquidated into, the Borrower or any other Restricted Subsidiary, the lesser of (i) fair market value of the Investments of the Borrower or any other Restricted Subsidiary in such Unrestricted Subsidiary at the time of such redesignation, combination or transfer (or of the assets transferred or conveyed, as applicable) and (ii) the fair market value of the original Investments by the Borrower or any other Restricted Subsidiary, in each case, as determined by the Borrower in good faith; plus

(h) any mandatory prepayment declined by a Lender under Section 2.09(c); plus

(i) an amount equal to any returns (including dividends, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts) actually received by the Borrower or any Restricted Subsidiary in cash or cash equivalents in respect of any Investments made pursuant to Section 6.04(j)(ii);

minus the sum of

(a) the cumulative amount of Investments made pursuant to Section 6.04(j)(ii) prior to such time; plus

(b) the cumulative amount of Restricted Payments made pursuant to Section 6.06(f) prior to such time; plus

(c) payments or distributions in respect of Junior Financings pursuant to Section 6.09(b)(i)(7);

provided that contributions to equity capital of a Parent Entity or any Restricted Subsidiary resulting from a Restricted Payment made pursuant to Section 6.06(j) shall not be included in the calculation of the Available Amount.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Below Threshold Asset Sale Proceeds” shall have the meaning assigned to such term in the definition of “Net Cash Proceeds.”

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” shall have the meaning assigned to such term in the introductory paragraphs hereof.

“Borrower Materials” shall have the meaning assigned to such term in Section 9.17.

“Borrowing” shall mean a group of Term Loans of a single Type made on a single date under a single Term Facility and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect.

“Borrowing Base” shall mean, as of any date of determination, an amount equal to the sum of (a) 85% of the book value of the eligible receivables of the Borrower and the other Subsidiary Loan Parties plus (b) the lesser of (i) 85% of the lower of cost or market of eligible inventory of the Borrower and the other Subsidiary Loan Parties and (ii) 85% of the appraised net orderly liquidation value of eligible inventory of the Borrower and the other Subsidiary Loan Parties. Book value shall be determined in accordance with GAAP and shall be calculated using amounts reflected on the most recent available balance sheet (it being understood that the accounts receivable and inventories of an acquired business may be included if such acquisition has been completed on or prior to such date of determination).

“Borrowing Request” shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C (or such other form as may be agreed by the Borrower and the Administrative Agent from time to time).

“Budget” shall have the meaning assigned to such term in Section 5.04(g).

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided that when used in connection with a Eurocurrency Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in the London interbank market.

“Capital Lease Obligations” shall mean, with respect to any person, the obligations of such person to pay rent or other amounts under any lease of (or other similar arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP (as in effect on the Closing Date, notwithstanding any modification or interpretative change thereto after the Closing Date (including without giving effect to any treatment of leases under Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect))) and, for purposes hereof, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP (as in effect on the Closing Date).

“Cash Management Services” shall mean any treasury, depository, pooling, netting, overdraft, stored value card, purchase card (including so called “procurement card” or “P-card”), debit card, credit card, cash management, e-payables and similar services and any automated clearing house transfer of funds.

“CFC” shall mean a controlled foreign corporation under Section 957 of the Code.

A “Change in Control” shall be deemed to occur if:

(a) at any time, Holdings shall fail to own, directly or indirectly, beneficially and of record, 100% of the issued and outstanding Equity Interests of the Borrower;

(b) at any time prior to the consummation of a Qualified IPO, the Permitted Holders, taken together, shall cease to own beneficially, directly or indirectly, Equity Interests representing at least a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings (determined on a fully diluted basis but not giving effect to contingent voting rights that have not yet vested); or

(c) at any time upon or after the consummation of a Qualified IPO, any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date) but excluding any employee benefit plan of such person and its subsidiaries and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Permitted Holders or any underwriter participating in a Qualified IPO, shall have acquired beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act as in effect on the Closing Date) of Equity Interests of Holdings representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings (determined on a fully diluted basis but not giving effect to contingent voting rights that have not yet vested) and the percentage of the aggregate ordinary voting power so held by such person or “group” is greater than the percentage of the aggregate ordinary voting power represented by the Equity Interests of Holdings owned beneficially (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act as in effect on the Closing Date), directly or indirectly, in the aggregate by the Permitted Holders (determined on a fully diluted basis but not giving effect to contingent voting rights that have not yet vested), unless, in the case of either clause (b) or (c) above, the Permitted Holders have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the persons constituting the Governing Persons of Holdings.

Notwithstanding the preceding or any provision of Rule 13d-3 of the Exchange Act (as in effect on the Closing Date), (i) a person or “group” shall not be deemed to beneficially own securities (1) subject to an equity or asset purchase agreement, merger agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the transactions contemplated by such agreement or (2) as a result of veto or approval rights in any joint venture agreement, shareholder agreement or other similar agreement and (ii) if any “group” includes one or more Permitted Holders, any issued and outstanding voting Equity Interests of Holdings beneficially owned, directly or indirectly, by any Permitted Holders that are a part of such “group” shall not be treated as being beneficially owned by any other member of such “group” for purposes of determining whether a Change in Control has occurred.

“Change in Law” shall mean (a) the adoption of any law, rule, regulation or treaty after the Closing Date, (b) any change in law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any written request, guideline or directive (whether or not having the force of law) of any Governmental Authority, made or issued after the Closing Date; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives promulgated thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States of America or foreign regulatory authorities, in each case pursuant to Basel III, in each case shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated, implemented or issued.

“Charges” shall have the meaning assigned to such term in Section 9.09.

“Class” shall mean, with respect to a Term Facility, (a) when used with respect to Lenders, the Lenders under such Term Facility, and (b) when used with respect to Loans or Borrowings, Loans or Borrowings under such Term Facility.

“Closing” means the satisfaction (or waiver) of the applicable conditions set forth in Section 4.01.

“Closing Date” shall mean September 30, 2013.

“Closing Date First Lien Leverage Ratio” shall mean 4.50:1.00.

“Closing Date Material Adverse Effect” shall have the meaning assigned to such term in Section 4.01(j).

“Closing Date Senior Secured Leverage Ratio” shall mean 4.50:1.00.

“Code” shall mean the Internal Revenue Code of 1986, as amended, modified, and supplemented.

“Co-Documentation Agents” shall have the meaning assigned to such term in the introductory paragraphs hereof.

“Collateral” shall mean the “Collateral” as defined in the Collateral Agreement and shall also include all other property that is subject to any Lien in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to any Security Document.

“Collateral Agent” shall mean Jefferies Finance LLC, in its capacity as Collateral Agent for itself and the other Secured Parties, and any duly appointed successor in that capacity.

“Collateral Agreement” shall mean the Guarantee and Collateral Agreement dated as of the Closing Date, among the Loan Parties and the Administrative Agent, as amended, supplemented or otherwise modified from time to time.

“Collateral and Guarantee Requirement” shall mean the requirement that:

(a) (i) on the Closing Date, the Administrative Agent shall have received (A) a counterpart of the Collateral Agreement duly executed and delivered on behalf of such CPG Merger Sub LLC and (B) a supplement to the Collateral Agreement, substantially in the form specified therein, duly executed and delivered on behalf of each person that was a Subsidiary as of such date (other than any Unrestricted Subsidiary, Immaterial Subsidiary, Qualified CFC Holding Company, CFC or Domestic Subsidiary of a CFC that, in each case, was not a Subsidiary Loan Party under and as defined in the ABL Credit Agreement as of such date), (ii) on or prior to the Closing Date, the Administrative Agent shall have received the Security Documents required to be delivered pursuant to Section 5.14 and (iii) on or prior to the Second Amendment Effective Date, the Administrative Agent shall have received a supplement to the Collateral Agreement, substantially in the form specified therein, duly executed and delivered on behalf of each Subsidiary (other than any Unrestricted Subsidiary, Immaterial Subsidiary, Qualified CFC Holding Company, CFC or Domestic Subsidiary of a CFC that, in each case, is not a Subsidiary Loan Party under and as defined in the ABL Credit Agreement), if any, formed or acquired after the Closing Date and on or prior to the Second Amendment Effective Date;

(b) on the Second Amendment Effective Date, (i) the Administrative Agent (or a designated bailee thereof) shall have received, subject to the exceptions set forth in the Collateral Agreement, (A) a pledge of all the issued and outstanding Equity Interests of each Subsidiary (other than any Unrestricted Subsidiary, Immaterial Subsidiary, Qualified CFC Holding Company or CFC) owned on the Second Amendment Effective Date directly by any Loan Party and (B) a pledge of 100% of the outstanding non-voting Equity Interests and 65% of the outstanding voting Equity Interests of each (1) CFC directly owned by any Loan Party and (2) Qualified CFC Holding Company directly owned by any Loan Party and (ii) the Administrative Agent (or a designated bailee thereof) shall have received all certificates or other instruments (if any) representing such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

(c) (i) on the Second Amendment Effective Date all Indebtedness of Holdings, the Borrower and each other Subsidiary of Holdings having, in the case of each instance of Indebtedness, an aggregate principal amount in excess of $5.0 million (other than (A) intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations of Holdings and its Subsidiaries or (B) to the extent that a pledge of such promissory note or instrument would violate applicable law) that is owing to any Loan Party shall be evidenced by a promissory note or an instrument and shall have been pledged pursuant to the Collateral Agreement (or other applicable Security Document as reasonably required by the Administrative Agent) and (ii) the Administrative Agent (or a designated bailee thereof) shall have received all such promissory notes or instruments, together with note powers or other instruments of transfer with respect thereto endorsed in blank;

(d) in the case of any person that becomes a Subsidiary (other than an Unrestricted Subsidiary, an Immaterial Subsidiary, a Qualified CFC Holding Company, a CFC or a Domestic Subsidiary of a CFC that, in each case, is not a Subsidiary Loan Party under and as defined in the Term Loan Credit Agreement) after the Second Amendment Effective Date (with (i) any Subsidiary Redesignation resulting in an Unrestricted Subsidiary becoming a Restricted Subsidiary being deemed to constitute the acquisition of a Subsidiary, (ii) any Immaterial Subsidiary being designated a Material Subsidiary being deemed to constitute the acquisition of a Subsidiary and (iii) any transaction or event resulting in a Subsidiary ceasing to be a Qualified CFC Holding Company, a CFC or a Domestic Subsidiary of a CFC being deemed to constitute the acquisition of a Subsidiary), the Administrative Agent shall have received a supplement to the Collateral Agreement, substantially in the form specified therein, duly executed and delivered on behalf of such Subsidiary within the time period specified in Section 5.10(c);

(e) after the Second Amendment Effective Date, subject to the exceptions set forth in the Collateral Agreement, (i)(A) all the issued and outstanding Equity Interests of any person that becomes a Subsidiary Loan Party after the Second Amendment Effective Date and (B) all the Equity Interests that are acquired by a Loan Party after the Second Amendment Effective Date (with (i) any Subsidiary Redesignation resulting in an Unrestricted Subsidiary becoming a Restricted Subsidiary being deemed to constitute the acquisition of the Equity Interests of such redesignated Subsidiary, (ii) any Immaterial Subsidiary being designated a Material Subsidiary being deemed to constitute the acquisition of the Equity Interests of such redesignated Subsidiary and (iii) any transaction or event resulting in a Subsidiary ceasing to be a Qualified CFC Holding Company, a CFC or a Domestic Subsidiary of a CFC being deemed to constitute the acquisition of any Equity Interests of such Subsidiary not required to be pledged pursuant to the Loan Documents during the time such Subsidiary was a Qualified CFC Holding Company, CFC or Domestic Subsidiary of a CFC) and owned directly by such Loan Party, shall have been pledged pursuant to the Collateral Agreement; provided that in no event shall any Loan Party be required to pledge (1) the Equity Interests of any Subsidiary that is an Unrestricted Subsidiary or an Immaterial Subsidiary or (2) more than 65% of the issued and outstanding voting Equity Interests of any CFC or any Qualified CFC Holding Company directly owned by such Loan Party and (ii) the Administrative Agent (or a designated bailee thereof) shall have received all certificates or other instruments (if any) representing such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank, to the extent required by the Collateral Agreement, in the case of each of clauses (i) and (ii), within the time period specified in Section 5.10(c);

(f) except as otherwise contemplated by the Security Documents, all documents and instruments, including Uniform Commercial Code financing statements and all other actions reasonably requested by the Administrative Agent to be filed, registered, recorded or delivered to create the Liens intended to be created by the Security Documents (in each case, including any supplements thereto) and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been delivered to the Administrative Agent (or a designated bailee thereof) for filing, registration or the recording concurrently with, or promptly following, the execution and delivery of each such Security Document;

(g) except as otherwise contemplated by any Security Document, each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with (i) the execution and delivery of all Security Documents (or supplements thereto) to which it is a party and the granting by it of the Liens thereunder and (ii) the performance of its obligations thereunder; and

(h) after the Second Amendment Effective Date, the Administrative Agent shall have received (i) such other Security Documents as may be required to be delivered pursuant to Section 5.10 or Section 5.14 and (ii) upon reasonable request by the Administrative Agent, evidence of compliance with any other requirements of Section 5.10.

“Commitment” shall mean with respect to each Lender, (i) prior to the Second Amendment Effective Date, the commitment of such Lender to make Term Loans as set forth on Schedule 2.01 (as in effect on the Closing Date), (ii) on the Second Amendment Effective Date, the New Term Loan Commitment (as defined in the Second Amendment) of such Lender as set forth in the Second Amendment and (iii) on the Incremental Amendment Effective Date, the commitment of such Lender to make Incremental Term Loans as set forth on Annex I of the Incremental Amendment No. 1.

“Consolidated Capital Expenditures” shall mean, for any period, the aggregate amount of all expenditures of the Borrower and the other Restricted Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included as “additions to property, plant or equipment” or similar items in the consolidated statement of cash flows of the Borrower. Notwithstanding the foregoing, Consolidated Capital Expenditures shall not include:

(a) the purchase price of assets that would otherwise be included in Consolidated Capital Expenditures for the relevant period in an amount equal to the proceeds of Asset Sales that are reinvested pursuant to Section 2.09(a),

(b) expenditures made with tenant allowances received by the Borrower or any other Restricted Subsidiary from landlords in the ordinary course of business and subsequently capitalized,

(c) expenditures made in connection with the Transactions and Permitted Business Acquisitions,

(d) expenditures to the extent they are (i) paid for in Equity Interests of any Parent Entity or (ii) made with proceeds of the issuance of Equity Interests of, or a cash capital contribution to, the Borrower after the Closing Date,

(e) expenditures that are accounted for as capital expenditures by the Borrower or any Restricted Subsidiary and that actually are paid for by a person other than the Borrower or any other Restricted Subsidiary to the extent none of the Borrower or any other Restricted Subsidiary has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such person or any other person (whether before, during or after such period),

(f) any expenditures which are contractually required to be, and are, advanced or reimbursed to the Borrower or any other Restricted Subsidiary in cash by a third party (including landlords) during such period of calculation,

(g) the book value of any asset owned by the Borrower or any other Restricted Subsidiary prior to or during such period to the extent that such book value is included as a capital expenditure during such period as a result of such person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period; provided that (a) any expenditure necessary in order to permit such asset to be reused shall be included as a capital expenditure during the period in which such expenditure actually is made and (b) such book value shall have been included in Consolidated Capital Expenditures when such asset was originally acquired,

(h) that portion of interest on Indebtedness incurred for capital expenditures that is capitalized in accordance with GAAP,

(i) expenditures made in connection with the replacement, substitution, restoration, upgrade, development or repair of assets to the extent financed with (x) insurance or settlement proceeds paid on account of the loss of or damage to the assets being replaced, substituted, restored, upgraded, developed or repaired or (y) awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced, in each case to the extent such expenditures are made within 24 months of receipt of such proceeds,

(j) in the event that any equipment is purchased simultaneously with the trade-in of existing equipment in the ordinary course of business, the gross amount of the credit granted by the seller of such equipment for the equipment being traded in at such time, or

(k) expenditures relating to the construction, acquisition, replacement, reconstruction, development, refurbishment, renovation or improvement of any property which has been transferred to a person other than the Borrower or any other Restricted Subsidiary during the same fiscal year in which such expenditures were made pursuant to a Sale and Lease-Back Transaction to the extent of the cash proceeds received by the Borrower or any other Restricted Subsidiary pursuant to such Sale and Lease-Back Transaction that are not required to prepay loans under the Credit Facilities.

“Consolidated Depreciation and Amortization Expense” shall mean, with respect to the Borrower and the other Restricted Subsidiaries for any period, the total amount of depreciation and amortization expense, including the amortization of key money and other intangible assets and deferred financing fees and amortization of unrecognized prior service costs, of the Borrower and the other Restricted Subsidiaries as set forth on the most recently delivered Required Financial Statements for such period and otherwise determined in accordance with GAAP.

“Consolidated EBITDA” shall mean, with respect to the Borrower and the other Restricted Subsidiaries for any period, the Consolidated Net Income of the Borrower and the other Restricted Subsidiaries for such period (without duplication):

(1) increased, in each case, to the extent deducted (and not added back) or, in the case of clause (j), not already included in Consolidated Net Income and, in each case, without duplication, by:

(a) provision for taxes based on income or, profits or capital, including state, franchise, excise and similar taxes and foreign withholding taxes of such person paid or accrued, including any penalties and interest relating to any tax examinations; plus

(b) Consolidated Interest Expense of the Borrower and the other Restricted Subsidiaries for such period (including (i) net losses on Hedge Agreements or other derivative instruments entered into for the purpose of hedging interest rate risk and (ii) expenses of surety bonds in connection with financing activities, in each case, to the extent included in Consolidated Interest Expense), together with items excluded from the definition of Consolidated Interest Expense pursuant to clauses (a)(i) and (a)(ii) thereof as well as items included under clause (4) of the definition of Fixed Charge Coverage Ratio; plus

(c) extraordinary, non-recurring or, unusual losses, charges and expenses (provided that such losses, charges or expenses shall not be of the type that may be added back pursuant to clauses (e) or (j) below); plus

(d) charges and expenses (including any printer expenses, filing fees, financial advisory fees, accounting fees, auditor fees, legal fees and other advisory and consulting fees and related out-of-pocket expenses and other fees, discounts and commissions, including with respect to underwriting, placement, arranging or syndication) relating to the Transactions (solely to the extent recorded on or prior to December 31, 2014), and the 2018 Incremental Transactions; plus

(e) (i) business optimization expenses (including consolidation initiatives), relocation or integration; (ii) expenses, costs and charges related to consolidation or closing of distribution centers or other facilities or exiting lines of business; acquisitions and mergers after the Closing Date; initiatives aimed at profitability improvement; strategic initiatives; personnel relocation, restructuring, redundancy, severance, termination, settlement or judgment; (iii) one-time compensation charges and (iv) the amount of any signing, retention and completion bonuses; plus

(f) losses, charges and expenses attributable to asset dispositions or the sale or other disposition of any Equity Interests of the Borrower or any of the other Restricted Subsidiaries, in each case other than in the ordinary course of business, as determined in good faith by a Responsible Officer or Governing Person of the Borrower; plus

(g) losses, charges and expenses attributable to abandoned, closed, disposed or discontinued operations and losses, charges and expenses related to the disposal of disposed, abandoned, closed or discontinued operations; plus

(h) the amount of management, monitoring, consulting, transaction and advisory fees (including termination fees and distributions and dividends paid to Teachers to approximate management fees and transaction and advisory fees) and related indemnities, charges and expenses paid or accrued to or on behalf of any Parent Entity or any of the Permitted Holders, in each case, to the extent permitted under Section 6.06 and Section 6.07 of this Agreement; plus

(i) losses, charges and expenses related to internal software development that are expensed but could have been capitalized under alternative accounting policies in accordance with GAAP; plus

(j) the amount of cost savings and synergies projected by the Borrower in good faith to be realized as a result of specified actions taken or expected to be taken prior to or during such period (which cost savings or synergies shall be subject only to certification by an officer of the Borrower and shall be calculated on a Pro Forma Basis as though such cost savings or synergies had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions; provided that (A) such cost savings or synergies are reasonably identifiable and factually supportable and (B) such actions have been taken or are expected to be taken within 24 months after the date of determination to take such action; plus

(k) earn-out obligations incurred in connection with any Permitted Business Acquisition or other Investment, in each case consummated within the previous 24 months, and paid or accrued during the applicable period to the extent such earn-out is deducted from the calculation of Consolidated Net Income; plus

(l) business interruption insurance in an amount representing the earnings for the applicable period that such proceeds are intended to replace (whether or not received, so long as the Borrower in good faith expects to receive the same within the next four fiscal quarters (it being understood that to the extent not actually received within such four fiscal quarter period, such proceeds shall be deducted in calculating Consolidated EBITDA for the next four fiscal quarter period)); plus

(m) charges and expenses related to payments made to option holders of the Borrower or any Parent Entity in connection with, or as a result of, any distribution being made to equity holders of such person or any of its direct or indirect parents, which payments are being made to compensate such option holders as though they were equityholders at the time of, and entitled to share in, such distribution; plus

(n) any other non-cash losses, charges and expenses, including any write offs or write downs, reducing Consolidated Net Income for such period, decreased by all cash payments during such period on account of accruals on or reserves added back to Consolidated EBITDA pursuant to this clause (n) in prior periods, excluding any such charge that represents an accrual or reserve for a cash expenditure for a future period; plus

(o) losses, charges and expenses attributable to the early extinguishment or conversion of Indebtedness or any Hedge Agreements or other derivative instruments, in each case entered into in the ordinary course of business (including deferred financing expenses written off and premiums paid); plus

(p) Consolidated Depreciation and Amortization Expense;

(2) decreased by (without duplication and to the extent increasing Consolidated Net Income for such period),

(a) non-cash gains, excluding any non-cash gains that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges that were deducted (and not added back) in the calculation of Consolidated EBITDA for any prior period; plus

(b) extraordinary, unusual or exceptional income or gains; plus

(c) any gains attributable to asset dispositions or the sale or other disposition of any Equity Interests of the Borrower or any of the other Restricted Subsidiaries other than in the ordinary course of business, as determined in good faith by a Responsible Officer or the Governing Persons of the Borrower;

(d) gains attributable to abandoned, closed, disposed or discontinued operations and gains related to the disposal of disposed, abandoned, closed, or discontinued operations; plus

(e) gains attributable to the early extinguishment or conversion of Indebtedness or any Hedge Agreements or other derivative instruments, in each case entered into in the ordinary course of business.

“Consolidated Interest Expense” shall mean, with respect to the Borrower and the other Restricted Subsidiaries for any period, the sum, without duplication, of:

(a) consolidated interest expense of the Borrower and the other Restricted Subsidiaries for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including amortization of original issue discount, the interest component of Capital Lease Obligations, and net payments and receipts (if any) pursuant to interest rate Hedge Agreements but excluding (i) additional interest, if any, owing pursuant to a registration rights agreement, (ii) amortization of deferred financing fees, (iii) debt issuance costs, commissions, fees and expenses and (iv) non-cash expensing of any bridge, commitment or other financing fees that have been previously paid in cash (but solely to the extent not reducing Consolidated Interest Expense in any prior period) and (v) any original issue discount in respect of the Term Loans); plus

(b) consolidated capitalized interest of the Borrower and the other Restricted Subsidiaries for such period, whether paid or accrued; minus

(c) interest income of the Borrower and the other Restricted Subsidiaries for such period.

For purposes of this definition, interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Borrower (or any Parent Entity on behalf of the Borrower) to be the rate of interest implicit in such Capital Lease Obligation in accordance with GAAP.

“Consolidated Maintenance Capital Expenditures” shall mean, for any period, the portion of the aggregate amount of all Consolidated Capital Expenditures of the Borrower and the other Restricted Subsidiaries during such period attributable to maintenance of property, plant and equipment of the Borrower and the other Restricted Subsidiaries, as determined in good faith by a Responsible Officer or Governing Person of the Borrower.

“Consolidated Net Income” shall mean with respect to the Borrower and the other Restricted Subsidiaries for any period, the aggregate of the Net Income of the Borrower and the other Restricted Subsidiaries for such period, on a consolidated basis, and otherwise determined in accordance with GAAP; provided that, without duplication:

(a) the cumulative effect of a change in accounting principles shall be excluded;

(b) the net after-tax effect of extraordinary, non-recurring and unusual gains, losses, charges and expenses shall be excluded (provided that such losses, charges or expenses shall not be of the type that may be excluded pursuant to clause (d));

(c) the net after-tax effect of any charges and expenses (including any financial advisory fees, accounting fees, auditor fees, legal fees and other advisory and consulting fees and related out-of-pocket expenses and other fees, discounts and commissions, including with respect to underwriting, placement or syndication) related to (i) the 2018 Incremental Transactions, and (ii) solely to the extent recorded on or prior to December 31, 2014, the Transactions, shall be excluded;

(d) (i) business optimization expenses (including consolidation initiatives), relocation or integration; (ii) expenses, costs and charges related to consolidation or closing of distribution centers or other facilities or exiting lines of business; acquisitions and mergers after the Closing Date; initiatives aimed at profitability improvement; strategic initiatives; personnel relocation, restructuring, redundancy, severance, termination, settlement or judgment; (iii) one-time compensation charges and (iv) the amount of any signing, retention and completion bonuses shall in each case be excluded in an aggregate amount not to exceed the greater of (x) $50.0 million and (y) 25% of Consolidated Net Income (calculated after giving effect to this clause (d)) for such period;

(e) the net after-tax effect of gains, losses, charges and expenses attributable to asset dispositions or the sale or other disposition of any Equity Interests of the Borrower or any of the other Restricted Subsidiaries, in each case other than in the ordinary course of business, as determined in good faith by a Responsible Officer or the Governing Persons of the Borrower or any Parent Entity on behalf of the Borrower, shall be excluded;

(f) the net after-tax effect of gains, losses, charges and expenses attributable to the early extinguishment or conversion of indebtedness, Hedge Agreements or other derivative instruments, in each case entered into in the ordinary course of business (including deferred financing expenses written off and premiums paid) shall be excluded;

(g) the Net Income for such period of any person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be excluded; provided that Consolidated Net Income of the Borrower shall be increased by the amount of dividends or distributions or other payments that are actually paid to the Borrower or any other Restricted Subsidiary thereof in respect of such period in cash;

(h) solely for the purpose of determining the Available Amount, the Net Income for such period of any Restricted Subsidiary (other than any Guarantor) shall be excluded to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of its Net Income is not at the date of determination permitted without any prior Governmental Approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement to which it is a party (other than any restriction permitted by Section 6.06(a)) or any judgment, decree, order, statute, rule, or governmental regulation applicable to such Restricted Subsidiary, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net Income of the Borrower will be increased by the amount of dividends or other distributions or other payments actually paid in cash by such Restricted Subsidiary to the Borrower or any other Restricted Subsidiary not subject to the restrictions contemplated by this clause (h) in respect of such period, to the extent not already included therein;

(i) the effects of adjustments (including the effects of such adjustments pushed down to the Borrower and the other Restricted Subsidiaries) in any line item in the Borrower’s consolidated financial statements pursuant to GAAP resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in connection with the Transactions, any acquisition or any joint venture investments or the amortization or write off of any amounts thereof, net of taxes, shall be excluded;

(j) impairment charges, asset write offs and write downs, including impairment charges, asset write offs and write downs related to goodwill, intangible assets, long-lived assets, investments in debt and equity securities or as a result of a change in law or regulation, in each case pursuant to GAAP shall be excluded;

(k) non-cash compensation charges and expenses, including any such charges and expenses arising from grants of stock appreciation or similar rights, phantom equity, stock options, restricted stock or other rights or equity incentive shall be excluded;

(l) (i) charges and expenses pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement, any stock subscription or shareholder agreement and (ii) charges, expenses, accruals and reserves in connection with the rollover, acceleration or payout of Equity Interests held by management of Holdings or any of its Restricted Subsidiaries, in the case of each of (i) and (ii), to the extent that (in the case of any cash charges and expenses) such charges, expenses, accruals and reserves are funded with cash proceeds contributed (other than from a Restricted Subsidiary) to the capital of Holdings or any direct or indirect parent of Holdings or Net Cash Proceeds of an issuance of Equity Interests (other than Disqualified Stock) of Holdings or (if such Net Cash Proceeds are contributed as common equity to the capital of Holdings) any direct or indirect parent of Holdings shall be excluded, in each case to the extent that such proceeds do not increase the amount pursuant to the definition of Available Amount and without duplication of proceeds applied in accordance with Section 6.01(aa), Section 6.06(d) or Section 6.09(b)(i)(3);

(m) charges, expenses and fees incurred, including financial advisory, accounting, auditor, legal and other consulting and advisory fees and any SEC or other filling fees and expenses, public company preparation costs and expenses (including third party legal, auditor, consultant and advisor costs), or any amortization thereof, in connection with any equity offering, acquisition (including a Permitted Business Acquisition), merger, investment, recapitalization, asset disposition, incurrence or repayment of Indebtedness (including deferred financing expenses), refinancing transaction or amendment or modification of any debt instrument (in each case, including any such transaction consummated prior to the Closing Date and any transaction undertaken but not completed) and any non-recurring charges and expenses (including non-recurring merger expenses) incurred as a result of any such transaction shall be excluded;

(n) accruals and reserves that are established or adjusted, in each case within 24 months of the subject transaction, including as a result of the Transactions, the 2018 Incremental Transactions, or any other acquisition, investment, asset disposition, write down or write off (including the related tax benefit) in accordance with GAAP (including any adjustment of estimated payouts on earn-outs) or charges as a result of the adoption or modification of accounting policies shall be excluded;

(o) any charge or expense resulting from the application of FAS-141R relating to the incurrence of obligations in respect of an “earn out” or other similar contingent obligations shall be excluded;

(p) to the extent covered by insurance and actually reimbursed, or, so long as the Borrower has made a good faith determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that (i) such coverage is not denied by the applicable carrier or indemnifying party in writing within 270 days and (ii) such amount is in fact reimbursed within 365 days of the date of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so reimbursed within 365 days), losses, charges, expenses, accruals and reserves with respect to liability or casualty events or business interruption shall be excluded;

(q) losses, charges and expenses that are covered by indemnification or other reimbursement provisions in connection with any acquisition, investment or asset disposition, to the extent actually reimbursed, or, so long as the Borrower has made a determination that a reasonable basis exists for indemnification or reimbursement and only to the extent that such amount is in fact indemnified or reimbursed within 365 days of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so indemnified or reimbursed within such 365 days), shall be excluded;

(r) (i) non-cash or unrealized gains or losses in respect of obligations under Specified Hedge Agreements (as defined in the ABL Credit Agreement as of the Closing Date) or any ineffectiveness recognized in earnings related to qualifying hedge transactions or the fair value of changes therein recognized in earnings for derivatives that do not qualify as hedge transactions, in each case, in respect of obligations under Hedge Agreements entered into in the ordinary course of business, and (ii) unrealized gains or losses resulting from currency translation gains or losses related to currency remeasurements of indebtedness (including gains or losses resulting from (A) Hedge Agreements entered into in the ordinary course of business for currency exchange risk and (B) intercompany Indebtedness) and all other unrealized foreign currency translation gains or losses to the extent such gains or losses are non-cash items shall be excluded;

(s) the net after-tax effect of gains, losses, charges and expenses attributable to disposed or discontinued operations and any net after-tax gains, losses, charges and expenses related to the disposal of disposed, abandoned or discontinued operations shall be excluded;

(t) non-cash interest charges on defined benefit plans, defined contribution plans or other pension plans shall be excluded;

(u) deferred tax expenses associated with tax deductions or net operating losses arising as a result of the Transactions or the 2018 Incremental Transactions, or the release of any valuation allowance related to such item, shall be excluded (provided that they shall be deducted in any period in which such tax expense is incurred);

(v) any expenses or charges to the extent paid by a third party on behalf of the Borrower or any other Restricted Subsidiary shall be excluded;

(w) the Consolidated Net Income of the Borrower will be increased by the amount of (i) the amount of cost savings and synergies, (ii) business optimization expenses (including consolidation initiatives), relocation or integration expenses; (iii) cost savings from the consolidation or closing of distribution centers or other facilities or exiting lines of business; and (iv) costs of initiatives aimed at profitability improvement; strategic initiatives; personnel relocation, restructuring, redundancy, severance, termination, settlement or judgment; and one-time compensation charges, in each case, in connection with the TimberTech Acquisition and actions by Holdings or any Restricted Subsidiary in connection therewith, not to exceed $28.0 million during the period commencing on the Closing Date and ending on the Maturity Date; and

(x) costs and expenses in connection with the establishment and integration of enterprise resource planning systems shall be excluded.

“Consolidated Total Assets” shall mean, as of any date of determination, the total amount of all assets of the Borrower and the other Restricted Subsidiaries, determined in accordance with GAAP as of such date.

“Consolidated Total Debt” shall mean, as of any date of determination, without duplication, (i) the aggregate principal amount of funded Indebtedness for borrowed money, Capital Lease Obligations and debt obligations evidenced by promissory notes or similar instruments of the Borrower and the other Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transactions or any Permitted Business Acquisitions) and (ii) guarantee obligations of the Borrower and the other Restricted Subsidiaries in respect of Indebtedness that, if incurred directly by the Borrower or any other Restricted Subsidiary, would constitute Indebtedness under clause (i) above; provided that Consolidated Total Debt shall not include (i) Indebtedness in respect of letters of credit, except to the extent of drawn and unreimbursed amounts thereunder, (ii) Indebtedness of Unrestricted Subsidiaries and (iii) obligations under Hedge Agreements.

“Contract Consideration” shall have the meaning assigned to such term in the definition of “Excess Cash Flow”.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and “Controlling” and “Controlled” shall have meanings correlative thereto.

“Conversion” shall have the meaning assigned to such term in the introductory paragraphs hereof.

“Co-Syndication Agents” shall have the meaning assigned to such term in the introductory paragraphs hereof.

“Credit Agreement Refinancing Indebtedness” shall mean any (a) Permitted Pari Passu Secured Refinancing Debt, (b) Permitted Junior Secured Refinancing Debt, (c) Permitted Unsecured Refinancing Debt or (d) Indebtedness incurred pursuant to a Refinancing Amendment, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance Term Loans in whole or part (including any successive Credit Agreement Refinancing Indebtedness) (“Refinanced Debt”); provided that (i) such exchanging, extending, renewing, replacing or refinancing Indebtedness is in an original aggregate principal amount not greater than the principal amount of the Refinanced Debt (plus the amount of unpaid accrued or capitalized interest and premiums thereon (including tender premiums), underwriting discounts, original issue discount, defeasance costs, fees (including upfront fees), commissions and expenses); (ii) the final maturity date of such Indebtedness shall be no earlier than the Maturity Date for the Refinanced Debt; (iii) the Weighted Average Life to Maturity of such Indebtedness is not less than the Weighted Average Life to Maturity of, the Term Loans (if any) in the Class being prepaid; (iv) the terms and conditions of such Indebtedness (other than (A) interest rate, fees, funding discounts and other pricing terms, redemption, prepayment or other premiums, optional prepayment terms and redemption terms, (B) subordination terms and (C) covenants or other provisions applicable only to periods after the then Latest Maturity Date at the time of incurrence of such Indebtedness) are substantially identical to, or, taken as a whole, no more favorable to the lenders or holders providing such Indebtedness, than those set forth in the Loan Documents are to the Lenders holding such Refinanced Debt; provided that a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent prior to or substantially concurrently with the incurrence of such Indebtedness, together with copies of substantially final drafts of the definitive credit documentation relating to such Indebtedness (it being understood that the Borrower shall have no obligation to deliver such drafts if it is bound by a confidentiality obligation with respect thereto, in which case a reasonably detailed description of the material terms and conditions of such Indebtedness shall be provided in lieu thereof), stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirement of this clause (iv) shall be conclusive evidence (absent manifest error) that such terms and conditions satisfy such requirement; and provided, further, that the Borrower and the Administrative Agent shall be permitted to amend the terms of this Agreement and the other Loan Documents to provide for such terms more favorable to the Lenders as may be necessary in order to satisfy the condition set forth in the immediately preceding proviso, without the requirement for the consent of any Lender or any other person (a “Credit Agreement Refinancing Indebtedness Amendment”), (v) such Indebtedness is not secured by any assets or property of the Loan Parties that does not constitute Collateral (except, in the case of an escrow or similar arrangement with respect to the repayment of any such Indebtedness, for the proceeds thereof and subject to customary exceptions for cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender), (vi) such Indebtedness is not guaranteed by any Subsidiary of the Borrower other than the Loan Parties and (vii) such Refinanced Debt shall be repaid (in the case of Refinanced Debt consisting of Loans), defeased or satisfied and discharged, and all accrued interest, fees and premiums (if any) in connection therewith shall be paid.

“Credit Agreement Refinancing Indebtedness Amendment” shall have the meaning assigned to such term in the definition of “Credit Agreement Refinancing Indebtedness”.

“Credit Facilities” shall mean each of the Term Facility (including any replacement or refinancing of any Term Loans permitted hereunder) and the ABL Facility.

“Credit Party” shall mean any of the Administrative Agent, the Collateral Agent, any Lead Arranger (or any of its Affiliates) or any Lender.

“Current Assets” shall mean, with respect to the Borrower and the other Restricted Subsidiaries on a consolidated basis at any date of determination, all assets (other than Permitted Investments or other cash equivalents) that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and the other Restricted Subsidiaries as current assets at such date of determination, other than amounts related to current or deferred Taxes based on income or profits.

“Current Liabilities” shall mean, with respect to the Borrower and the other Restricted Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on the Required Financial Statements as current liabilities at such date of determination, other than (a) the current portion of any Indebtedness, (b) accruals of Consolidated Interest Expense (excluding Consolidated Interest Expense that is due and unpaid), (c) accruals for current or deferred Taxes based on income or profits, (d) accruals, if any, of transaction costs resulting from the Transactions or the 2018 Incremental Transactions, (e) accruals of any costs or expenses related to (i) severance or termination of employees prior to the Closing Date or (ii) bonuses, pension and other post-retirement benefit obligations, and (f) accruals for addbacks to Consolidated EBITDA included in clauses (d), (e), (j) and (n) of the definition thereof.

“Debt Fund Affiliate” shall mean (a) any Sponsor Affiliate that is a bona fide bank, debt fund, distressed asset fund, hedge fund, mutual fund, insurance company, financial institution or an investment vehicle that is engaged in the business of investing in, acquiring or trading commercial loans, bonds and similar extensions of credit in the ordinary course of business, in each case, that is not organized primarily for the purpose of making equity investments with respect to which the relevant Sponsor does not possess the power to make investment decisions for such entity and either (i) information barriers are in place restricting the sharing of information between it and such Sponsor or (ii) the managers have fiduciary duties to the investors of such fund independent of their fiduciary duties to investors in such Sponsor, (b) any investment fund or account of a Permitted Debt Fund Affiliate Investor managed by third parties (including by way of a managed account, a fund or an index fund in which a Permitted Debt Fund Affiliate Investor has invested) that is not organized or used primarily for the purpose of making equity investments and (c) for purposes of any investment in Term Loans (or Participations therein) made by or on behalf of Teachers or any Affiliate of Teachers by persons at Teachers or such Affiliate that are not engaged in making, acquiring or holding equity investments in Holdings or any of its Subsidiaries or similar private equity investments, Teachers or such Affiliate.

“Default” shall mean any event or condition which, but for the giving of notice, lapse of time or both, would constitute an Event of Default.

“Designated Non-Cash Consideration” shall mean the fair market value of non-cash consideration received by the Borrower or any other Restricted Subsidiary in connection with an Asset Sale that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Borrower setting forth the basis of such valuation, less the amount of cash or cash equivalents received in connection with a subsequent sale of such Designated Non-Cash Consideration.

“Disqualified Institution” shall mean (i) the persons identified in writing to the Administrative Agent on or prior to the Second Amendment Effective Date as competitors of Holdings, the Borrower or any other Subsidiary (or, if after the Second Amendment Effective Date, that are mutually agreed upon between the Borrower and the Administrative Agent, each party acting reasonably), (ii) Affiliates of any such competitors clearly identifiable by similarity of name other than any such Affiliate that is a bona fide debt fund or investment vehicle that is engaged in the making, purchasing, holding or otherwise investing in fixed-income instruments, commercial loans, bonds and similar extensions of credit in the ordinary course of business with separate fiduciary duties to the investors in such fund or vehicle, (iii) certain banks, financial institutions and other institutional lenders and investors that have been specifically identified in writing to the Administrative Agent on or prior to the Closing Date, (iv) Affiliates of the Lead Arrangers engaged as principals primarily in private equity or venture capital (other than bona fide debt funds or investment vehicles that are engaged in the making, purchasing, holding or otherwise investing in fixed-income instruments, commercial loans, bonds and similar extensions of credit in the ordinary course of business with separate fiduciary duties to the investors in such funds or vehicles) or (v) such other persons identified in writing to the Administrative Agent on or prior to the Second Amendment Effective Date (other than, in each case, such persons engaged by the Borrower as part of the Transactions or persons identified in writing by the Borrower to the Administrative Agent that are to be no longer considered Disqualified Institutions); provided that any Person that is a Lender and subsequently becomes a Disqualified Institution (but was not a Disqualified Institution at the time it became a Lender) shall not retroactively be deemed to be a Disqualified Institution hereunder; provided, further, any Person that is a Lender that is designated as a Disqualified Institution after the date it became a Lender, once so designated, shall not be entitled to acquire any additional assignments of, or participations in, Commitments or Loans from any other Lender.

“Disqualified Stock” shall mean, with respect to any person, any Equity Interests of such person that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are redeemable or exchangeable), or upon the happening of any event or condition (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control, asset sale, condemnation or similar event so long as any rights of the holders thereof upon the occurrence of a change of control, asset sale, condemnation or similar event shall be subject to the prior repayment in full of the Term Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provide for the scheduled payments of dividends in cash or (d) either mandatorily or at the option of the holders thereof, are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Stock, in each case, prior to the date that is 91 days after the earlier of (i) the Latest Maturity Date and (ii) the date on which the Term Loans and all other Obligations (other than contingent indemnification and reimbursement obligations that are not yet due and payable and for which no claim has been asserted) are repaid in full and the Commitments are terminated; provided that only the portion of the Equity Interests that so mature or are mandatorily redeemable, are so convertible or exchangeable or are so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock; provided further, that if such Equity Interests are issued to any employee or to any plan for the benefit of employees of Holdings or its Restricted Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Stock solely because they may be required to be repurchased by Holdings or any of its Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability; provided further, that any class of Equity Interests of such person that by its terms authorizes such person to satisfy its obligations thereunder by delivery of Equity Interests that are not Disqualified Stock shall not be deemed to be Disqualified Stock.

“Dollars” or “$” shall mean lawful money of the United States of America.

“Domestic Subsidiary” shall mean any Subsidiary that is not a Foreign Subsidiary.

“Dutch Auction” shall mean an auction of Term Loans conducted (a) pursuant to Section 9.04(k) to allow an Affiliated Lender to acquire Term Loans at a discount to par value and on a non pro rata basis or (b) pursuant to Section 9.04(o) to allow a Purchasing Borrower Party to prepay Term Loans at a discount to par value and on a non pro rata basis, in each case, in accordance with the applicable Dutch Auction Procedures.

“Dutch Auction Procedures” shall mean, with respect to a purchase of Term Loans by an Affiliated Lender pursuant to Section 9.04(k) or with respect to a purchase or prepayment of Term Loans by a Purchasing Borrower Party pursuant to Section 9.04(o), Dutch auction procedures as reasonably agreed upon by such Affiliated Lender or Purchasing Borrower Party, as the case may be, and the Administrative Agent.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date Term Loan Installment Date” shall have the meaning assigned to such term in Section 2.07(a).

“Effective Date Term Loans” means the collective reference to (a) the Term Loans outstanding immediately prior to the Incremental Amendment Effective Date and (b) the 2018 Incremental Term Loans.

“environment” shall mean ambient and indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources such as flora and fauna or as otherwise defined in any Environmental Law.

“Environmental Laws” shall mean all applicable laws (including common law), statutes, rules, regulations, codes, ordinances, orders, binding agreements and final, binding decrees or judgments, in each case, promulgated or entered into by or with any Governmental Authority, relating to the environment, preservation or reclamation of natural resources, the generation, management, Release or threatened Release of, or exposure to, any harmful or deleterious substances or to occupational health and safety matters (to the extent relating to the environment or exposure to harmful or deleterious substances) but for the avoidance of doubt excluding any laws relating to products liability.

“Equity Contribution” shall mean the equity contributions by the Sponsors and certain other investors in connection with the Transactions, in the manner contemplated by the Merger Agreement.

“Equity Interests” shall mean, with respect to any person, any and all shares, interests, rights to purchase or otherwise acquire, warrants, options, participations or other equivalents of or interests in (however designated) equity or ownership of such person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest, and any securities or other rights or interests convertible into or exchangeable for any of the foregoing.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, and any final regulations promulgated and the rulings issued thereunder.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Borrower or any of its Subsidiaries, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (a) a Reportable Event, or the requirements of Section 4043(b) of ERISA apply, with respect to a Plan, (b) a withdrawal by Borrower or any of its Restricted Subsidiaries or, to the knowledge the Borrower, any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations by Borrower or any of its Restricted Subsidiaries or, to the knowledge of the Borrower, any ERISA Affiliate that is treated as a termination under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by the Borrower or any of its Restricted Subsidiaries or, to the knowledge of the Borrower, any ERISA Affiliate from a Multiemployer Plan, receipt of written notification by the Borrower any of its Restricted Subsidiaries or, to the knowledge of the Borrower, any ERISA Affiliate concerning the imposition of Withdrawal Liability or written notification that a Multiemployer Plan is, or is expected to be, insolvent, in reorganization within the meaning of Title IV of ERISA or endangered or in critical status within the meaning of Section 305 of ERISA, (d) the provision by a Plan administrator or the PBGC of notice of intent to terminate a Plan, the treatment of a Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Plan or Multiemployer Plan, (e) the incurrence by the Borrower any of its Restricted Subsidiaries or, to the knowledge of the Borrower, any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan, other than for the payment of plan contributions or PBGC premiums due but not delinquent under Section 4007 of ERISA, (f) the application for a minimum funding waiver under Section 302(c) of ERISA with respect to a Plan, (g) the imposition of a lien under Section 303(k) of ERISA with respect to any Plan, (h) a determination that any Plan is in “at risk” status (within the meaning of Section 303 of ERISA or (i) a Foreign Benefit Event.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Eurocurrency Borrowing” shall mean a Borrowing comprised of Eurocurrency Loans.

“Eurocurrency Loan” shall mean any Term Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” shall have the meaning assigned to such term in Section 7.01.

“Excess Cash Flow” shall mean, for any period, an amount equal to the excess of:

(1) the Consolidated Net Income of the Borrower and the other Restricted Subsidiaries for such period determined on a consolidated basis (but not adjusted to exclude the results of discontinued operations), increased, in each case, without duplication, by

(a) an amount equal to the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Consolidated Net Income, but excluding any such non-cash charges representing an accrual or reserve for potential cash items in any future period and excluding amortization of a prepaid cash item that was paid in a prior period,

(b) decreases in Working Capital for such period,

(c) cash receipts in respect of Hedge Agreements entered into in the ordinary course of business during such fiscal year to the extent not otherwise included in such Consolidated Net Income;

(d) the aggregate amount of any non-cash loss recognized as a result of any Asset Sale or Recovery Event (other than any Asset Sale in the ordinary course of business) that resulted in a decrease to Consolidated Net Income (up to the amount of such decrease), reduced by

(2) the sum, in each case, without duplication, of:

(a) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income (but excluding any non-cash credit to the extent representing the reversal of an accrual or reserve described in clause (1)(a) above) and cash charges excluded by virtue of clauses (a) through (w) of the definition of Consolidated Net Income,

(b) without duplication of amounts deducted pursuant to clause (j) below in prior fiscal years, the amount of Consolidated Capital Expenditures and Investments (including Permitted Business Acquisitions, Investments in respect of joint ventures and Unrestricted Subsidiaries, and acquisitions of intellectual property) accrued or made in cash during such period, except to the extent financed with (x) the Net Cash Proceeds of Indebtedness ((i) excluding any drawings under the ABL Facility and (ii) except to the extent such Indebtedness has been repaid), (y) the Available Amount or (z) Net Cash Proceeds reinvested pursuant to Section 2.09(a),

(c) the aggregate amount of all scheduled principal payments of Indebtedness of the Borrower and the other Restricted Subsidiaries (including (i) the principal component of payments in respect of Capital Lease Obligations and (ii) the amount of any mandatory prepayments of Term Loans made during such period), in each case except to the extent financed with the Net Cash Proceeds of other Indebtedness of the Borrower or the other Restricted Subsidiaries,

(d) increases in Working Capital for such period,

(e) cash payments by the Borrower and the other Restricted Subsidiaries during such period in respect of the permanent reduction of long-term liabilities of the Borrower and the other Restricted Subsidiaries (other than Indebtedness) to the extent such payments are not expensed during such period and are not deducted in calculating Consolidated Net Income,

(f) cash payments by the Borrower and the other Restricted Subsidiaries during such period in respect of residual income liabilities of the Borrower and the other Restricted Subsidiaries to the extent such payments are not expensed during such period and are not deducted in calculating Consolidated Net Income,

(g) without duplication of amounts deducted pursuant to clause (b) above or clause (j) below in prior fiscal years, the aggregate amount of cash consideration paid by the Borrower and the other Restricted Subsidiaries in connection with investments constituting Permitted Business Acquisitions pursuant to Section 6.04(k) to the extent financed with internally generated cash flow of the Borrower and the other Restricted Subsidiaries and not made using the Available Amount,

(h) the amount of Restricted Payments made in cash pursuant to clauses (b), (c), (d), (g), (h), (i), (k), (l), (m) and (o) of Section 6.06 paid during such period in each case to the extent such Restricted Payments were financed with internally generated cash flow of the Borrower and the other Restricted Subsidiaries and not made using the Available Amount,

(i) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and the other Restricted Subsidiaries during such period that are made in connection with any prepayment, early extinguishment or conversion of Indebtedness to the extent such payments are not expensed during such period and are not deducted in calculating Consolidated Net Income,

(j) without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Borrower or any of the other Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to Permitted Business Acquisitions, other permitted Investments in third parties made pursuant to Section 6.04(j)(i) or 6.04(bb), joint ventures, capital expenditures or acquisitions of intellectual property to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such period; provided that, to the extent the aggregate amount of consideration actually utilized to finance such Permitted Business Acquisitions, joint ventures, capital expenditures or acquisitions of intellectual property during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters; provided further that any amounts deducted from Excess Cash Flow pursuant to this clause (j) may not be deducted from Excess Cash Flow in any period in which such consideration is actually paid,

(k) the amount of cash taxes (including penalties and interest) paid or tax reserves set aside or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period,

(l) cash expenditures in respect of Hedge Agreements entered into in the ordinary course of business during such fiscal year to the extent not deducted in arriving at such Consolidated Net Income,

(m) proceeds of any Asset Sale or Recovery Event to the extent constituting Consolidated Net Income and to the extent the Borrower is in compliance with the applicable mandatory prepayment requirements set forth in Section 2.09,

(n) the aggregate amount of any non-cash gain recognized as a result of any Asset Sale or Recovery Event (other than any Asset Sale in the ordinary course of business) that resulted in an increase to Consolidated Net Income (up to the amount of such increase), and cash indemnity payments received pursuant to indemnification provisions in any Transaction Document, any acquisition or any other Investment permitted under this Agreement, in each case that resulted in an increase to Consolidated Net Income (up to the amount of such increase),

(o) the aggregate amount of fees, costs and expenses in connection with any, and any payments of, Transaction expenses or 2018 Incremental Transaction expenses, to the extent not expensed and not deducted in calculating Consolidated Net Income,

(p) to the extent not already deducted in calculating Consolidated Net Income, losses, charges and expenses related to internal software development that are expenses but could have been capitalized under alternative accounting policies in accordance with GAAP, and

(q) the aggregate amount of internally generated cash used during such period pursuant to Section 6.04(j)(ii) in respect of the $40.0 million Available Amount basket set forth in clause (a) of the definition thereof.

“Excess Cash Flow Calculation Date” shall have the meaning assigned to such term in Section 2.09(b).

“Excess Cash Flow Period” shall mean each fiscal year of the Borrower, commencing with the fiscal year of the Borrower ending on December 31, 2014.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Assets” shall have the meaning assigned to it in the Collateral and Guarantee Agreement.

“Excluded Indebtedness” shall mean all Indebtedness not incurred in violation of Section 6.01 (other than Credit Agreement Refinancing Indebtedness).

“Excluded Taxes” shall mean, with respect to any Recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder, (a) income taxes imposed on or measured by its net income (however denominated), franchise taxes imposed in lieu of net income taxes or branch profits taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender making a Term Loan to the Borrower, any withholding tax (including any backup withholding tax) imposed by the United States that is in effect and would apply to amounts payable hereunder to such Lender at the time such Lender (i) acquires its interest in the Term Loans or Commitments (other than pursuant to Section 2.17) or (ii) designates a new lending office, except in each case to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from a Loan Party with respect to any withholding tax pursuant to Section 2.15(a) or Section 2.15(c), (c) Taxes attributable to such Lender’s failure to comply with Section 2.15(e) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Executive Order” shall have the meaning assigned to such term in Section 3.22(b).

“Existing Facilities” shall mean (i) that certain Loan and Security Agreement, dated as of September 21, 2012, by and among CPG International I Inc., Scranton Products Inc., Azek Building Products, Inc., Procell Decking Inc. and TimberTech Limited, as borrowers; CPG International Inc., Santana Products Inc., CPG Sub I Corporation, Vycom Corp. and Sanatec Sub I Corporation, as guarantors; the lenders and issuing bank from time to time party thereto; Wells Fargo Bank, National Association as administrative agent and collateral agent; Credit Suisse AG and Barclays Bank PLC, as co-documentation agents and co-syndication agents and Credit Suisse Securities (USA) LLC, Barclays Bank PLC and Wells Fargo Capital Finance, LLC as joint lead arrangers and joint lead bookrunners, (ii) that certain Term Loan and Security Agreement, dated as of September 21, 2012, by and among CPG International I Inc., Scranton Products Inc., Azek Building Products, Inc., Procell Decking Inc. and TImberTech Limited, as borrowers; CPG International Inc., Santana Products Inc., CPG Sub I

Corporation, Vycom Corp. and Sanatec Sub I Corporation, as guarantors; the lenders from time to time party thereto; Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent; Barclays Bank PLC, as documentation agent and Credit Suisse Securities (USA) LLC and Barclays Bank PLC, as joint lead arrangers and joint lead bookrunners and (iii) that certain Note Purchase Agreement, dated as of September 21, 2012, by and among CPG International I Inc., as issuer; Scranton Products Inc., Azek Building Products, Inc., Procell Decking Inc., TimberTech Limited, CPG International Inc., Santana Products Inc., CPG Sub I Corporation, Vycom Corp. and Sanatec Sub I Corporation, as guarantors and Oaktree Mezzanine Fund III, L.P., AEA CPG Group Investors, LLC, NB PEP Holdings Limited, John Hancock Life Insurance Company (U.S.A.), Hancock Capital Partners IV, L.P., John Hancock Life & Health Insurance Company, Guggenheim Private Debt Fund Note Issuer, LLC, AEA Mezzanine II Funding LLC, Connecticut General Life Insurance Company and Life Insurance Company of North America, as purchasers.

“Extended Term Loan Installment Date” shall have the meaning assigned to such term in Section 2.07(b).

“Extended Term Loans” shall have the meaning assigned to such term in Section 2.21(a).

“Extending Term Lender” shall have the meaning assigned to such term in Section 2.21(a).

“Extension” shall have the meaning assigned to such term in Section 2.21(a).

“Extension Amendment” shall have the meaning assigned to such term in Section 2.21(c).

“Extension Offer” shall have the meaning assigned to such term in Section 2.21(a).

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“FCPA” shall mean the Foreign Corrupt Practices Act of 1977, as amended, modified, and supplemented thereto.

“Federal Funds Effective Rate” shall mean, for any day, an interest rate per annum equal to the rate calculated by the New York Federal Reserve Bank based on such day’s federal funds transactions by depository institutions (as determined in such manner as the New York Federal Reserve Bank shall set forth on its public website from time to time) and published on the next succeeding Business Day by the New York Federal Reserve Bank as the federal funds effective rate.

“Fee Letter” shall mean the Fee Letter, dated August 16, 2013, by and among Merger Sub, Barclays Bank PLC, Citigroup Global Markets Inc., Deutsche Bank AG New York Branch, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, The Royal Bank of Scotland plc, RBS Securities Inc., UBS Loan Finance LLC and UBS Securities LLC, as amended and supplemented prior to the Closing Date.

“Fees” shall mean the Administrative Agent Fees and all other fees set forth in the Fee Letter and relating hereto.

“Financial Covenant Default” shall have the meaning assigned to such term in Section 7.01(f).

“Financial Officer” shall mean, with respect to any person, the chief financial officer, principal accounting officer, director of financial services, treasurer, assistant treasurer or controller of such person.

“First Lien Debt” shall mean, as of any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a Lien on the Term Loan Priority Collateral that is pari passu or senior with the Lien on the Term Loan Priority Collateral securing the Obligations or that is secured by a Lien on the ABL Priority Collateral that is senior to the Lien on the ABL Priority Collateral securing the Obligations.

“First Lien Intercreditor Agreement” shall mean a “pari passu” intercreditor agreement between or among the Administrative Agent and one or more Senior Representatives for holders of Permitted Pari Passu Secured Refinancing Debt in form and substance reasonably satisfactory to the Administrative Agent.

“First Lien Leverage Ratio” shall mean, as at any date of determination, the ratio of First Lien Debt (net of Unrestricted Cash and cash equivalents of the Borrower and the other Restricted Subsidiaries) as at such date to Consolidated EBITDA for the trailing four fiscal quarter period most recently ended prior to such date for which financial statements have been delivered pursuant to Section 5.04. For the avoidance of doubt, (i) debt incurred with respect to any Incremental Facilities and any Incremental Equivalent Term Debt (or any Permitted Refinancing Indebtedness in respect of the foregoing) shall, in each case, be treated as First Lien Debt for purposes of the calculation of the First Lien Leverage Ratio governing the incurrence of debt under the Incremental Facilities or Incremental Equivalent Term Debt even if incurred as unsecured or junior secured debt and (ii) for purposes of determining pro forma compliance with the First Lien Leverage Ratio in connection with the incurrence of Indebtedness (including any Incremental Facility), the cash proceeds to be received in connection with such incurrence shall not be included in the calculation of Unrestricted Cash and cash equivalents of the Borrower and the other Restricted Subsidiaries.

“Fixed Charge Coverage Ratio” shall mean, the ratio of (i) trailing four-quarter Consolidated EBITDA of the Borrower and the other Restricted Subsidiaries minus unfinanced Consolidated Maintenance Capital Expenditures to (ii) the sum of (1) consolidated interest charges paid or payable currently in cash, but in any event to (A) exclude (w) fees and expenses associated with the Transactions and any annual agency fees, (x) costs associated with obtaining, or breakage costs in respect of, obligations under Hedge Agreements, (y) fees and expenses associated with any Asset Sales, acquisitions, Investments, equity issuances or debt issuances (in each case, whether or not consummated) and (z) amortization of deferred financing costs and (B) be net of interest income, (2) taxes paid or payable currently in cash (including any Restricted Payments made to the Borrower to enable the Borrower to pay taxes), (3) scheduled principal payments of Indebtedness for borrowed money (including payments in respect of Capital Lease Obligations but excluding payments in respect of intercompany Indebtedness and any payments due on the final maturity of any such Indebtedness) paid or payable currently in cash and (4) all cash dividend payments (excluding items eliminated in consolidation) on any Disqualified Stock of the Borrower and the other Restricted Subsidiaries.

“Foreign Benefit Event” shall mean, with respect to any Foreign Benefit Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments under any applicable law on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Benefit Plan, which termination would reasonably be expected to give rise to liability for the Borrower or any of the other Restricted Subsidiaries or to appoint a trustee or similar official to administer any such Foreign Benefit Plan, or alleging insolvency or any such Foreign Benefit Plan, (d) the incurrence of any liability under applicable law on account of the complete or partial termination of such Foreign Benefit Plan or the complete or partial withdrawal of any participating employer therein, (e) the occurrence of any transaction that is prohibited under any applicable law and could reasonably be expected to result in the incurrence of any liability by the Borrower or any of the other Restricted Subsidiaries, or (f) the imposition on the Borrower or any of the other Restricted Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case, that would result in a Material Adverse Effect.

“Foreign Benefit Plan” shall mean any benefit plan (other than a Plan or a Multiemployer Plan) that is not governed by the laws of the United States and that, under applicable law, is required to be funded through a trust or other funding vehicle maintained exclusively by a Governmental Authority.

“Foreign Lender” shall mean any Lender that is organized under the laws of a jurisdiction other than the United States of America. For purposes of this definition, the United States of America, each state thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” shall mean any Subsidiary that is not organized under the laws of the United States or any state thereof or the District of Columbia.

“GAAP” shall mean generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, subject to the provisions of Section 1.03; provided that any reference to the application of GAAP in Section 3.13(b), Section 5.03, Section 5.07 and Section 6.02(e) to a Foreign Subsidiary (and not as a consolidated Subsidiary of the Borrower) shall mean generally accepted accounting principles in effect from time to time in the jurisdiction of organization of such Foreign Subsidiary.

“Governing Person(s)” shall mean: (a) in the case of any corporation, the board of directors of such corporation; (b) in the case of any limited liability company, (i) if such limited liability company is a member-managed limited liability company, the member(s) of such limited liability company or (ii) if such limited liability company is not a member-managed limited liability company, the board of directors, board of managers or manager of such limited liability company; (c) in the case of any partnership, the general partner of such partnership; and (d) in case of any other entity, the functional equivalent of the foregoing as it relates to that entity.

“Governmental Authority” shall mean any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body with competent jurisdiction over a person.

“Guarantee” of or by any person (the “guarantor”) shall mean (a) any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take or pay or otherwise) or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligations, (ii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, (iii) entered into for the purpose of assuring in any other manner the holders of such Indebtedness or other obligation of the payment thereof or to protect such holders against loss in respect thereof (in whole or in part) or (iv) as an account party in respect of any letter of credit, bank guarantee or other letter of credit guarantee issued to support such Indebtedness or other obligation, or (b) any Lien on any assets of the guarantor securing any Indebtedness (or any existing right, contingent or otherwise, of the holder of Indebtedness to be secured by such a Lien) of any other person, whether or not such Indebtedness or other obligation is assumed by the guarantor; provided, however, that the term “Guarantee” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Second Amendment Effective Date or entered into in connection with any acquisition or disposition of assets permitted by this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such person is required to perform thereunder) as determined by such person in good faith.

“Guarantors” shall mean Holdings, each Restricted Subsidiary of the Borrower listed on Schedule 1.01B and each other Restricted Subsidiary of the Borrower that is or becomes, or is required to become, a party to the Collateral Agreement after the Incremental Amendment Effective Date.

“Hazardous Materials” shall mean all pollutants, contaminants, wastes, chemicals, materials, substances and constituents, including explosive or radioactive substances or petroleum or petroleum byproducts or distillates, friable asbestos or friable asbestos containing materials, polychlorinated biphenyls or radon gas, in each case, that are regulated or would give rise to liability under any Environmental Law.

“Hedge Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions, in each case, not entered into for speculative purposes; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Holdings or any of its Subsidiaries shall be a Hedge Agreement.

“Historical Annual Financial Statements” shall mean the audited consolidated balance sheets and related statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal years ended September 30, 2015 and September 30, 2016 and, to the extent such consolidated balance sheets and related statements of income and cash flows include the financial results of any person who is not a Restricted Subsidiary, supplements showing consolidating information for the Borrower and its Restricted Subsidiaries.

“Historical Interim Financial Statements” shall mean unaudited interim consolidated balance sheets and related statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal quarter ended December 31, 2016 and the comparative period in the preceding fiscal year (without footnote disclosure) and, to the extent such unaudited interim consolidated balance sheets and related statements of income and cash flows include the financial results of any person who is not a Restricted Subsidiary, supplements showing consolidating information for the Borrower and its Restricted Subsidiaries.

“Holdings” shall have the meaning assigned to such term in the introductory paragraphs hereof.

“Immaterial Subsidiary” shall mean any Subsidiary that (a) did not, as of the last day of the fiscal year of the Borrower most recently ended, have assets with a value in excess of 5.0% of the Consolidated Total Assets or revenues representing in excess of 5.0% of total revenues of the Borrower and the other Restricted Subsidiaries on a consolidated basis as of such date, and (b), when taken together with all Immaterial Subsidiaries as of the last day of the fiscal year of the Borrower most recently ended, have assets with a value in excess of 10.0% of Consolidated Total Assets or revenues representing in excess of 10.0% of total revenues of the Borrower and the other Restricted Subsidiaries as of such date; provided that the Borrower shall only be required to make such determination at the time it delivers Annual Financial Statements corresponding to such fiscal year pursuant to Section 5.04(a). The Borrower will designate in writing to the Administrative Agent the Subsidiaries that will cease to be treated as “Immaterial Subsidiaries” promptly after making any determination in order to comply with the foregoing limitation.

“Incremental ABL Commitment” shall mean the “Incremental Revolving Commitment” as defined in the ABL Credit Agreement.

“Incremental ABL Loans” shall mean revolving facility loans made by one or more lenders to the Borrower pursuant to Section 2.21 of the ABL Credit Agreement.

“Incremental Amendment No. 1” means Incremental Amendment No. 1 to the Term Loan Agreement, dated as of June 18, 2018, by and among the Borrower, Holdings, the other Loan Parties thereto, the Lenders party thereto and the Administrative Agent.

“Incremental Amendment Effective Date” shall have the meaning assigned to such term in Incremental Amendment No. 1.

“Incremental Equivalent Term Debt” shall mean Indebtedness consisting of senior secured first lien or junior lien notes, junior lien term loans, subordinated notes or senior unsecured notes, in each case, issued in a public offering, Rule 144A or other private placement, a bridge facility in lieu of the foregoing or secured or unsecured “mezzanine” or high yield debt, in each case, subject to the terms set forth in Section 2.19(f).

“Incremental Facility” shall have the meaning assigned to such term in Section 2.19(a).

“Incremental Facility Amendment” shall have the meaning assigned to such term in Section 2.19(b).

“Incremental Term Loans” shall have the meaning assigned to such term in Section 2.19(a).

“Incremental Term Loan Installment Date” shall have the meaning assigned to such term in Section 2.07(b).

“Incremental Yield” shall have the meaning assigned to such term in Section 2.19(c).

“Indebtedness” shall mean, with respect to any person, without duplication, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person under conditional sale or title retention agreements relating to property or assets purchased by such person, (d) all obligations of such person issued or assumed as the deferred purchase price of property or services, to the extent the same would be required to be shown as a long-term liability on a balance sheet prepared in accordance with GAAP, (e) all Capital Lease Obligations of such person, (f) all net payments that such person would have to make in the event of an early termination, on the date Indebtedness of such person is being determined, in respect of outstanding Hedge Agreements, (g) the principal component of all obligations, contingent or otherwise, of such person as an account party in respect of letters of credit and bank guarantees, (h) the principal component of all obligations of such person in respect of bankers’ acceptances, (i) all Guarantees by such person of Indebtedness described in clauses (a) through (h) above) and (j) the amount of all obligations of such person with respect to the redemption, repayment or other repurchase of any Disqualified Stock (excluding accrued dividends that have not increased the liquidation preference of such Disqualified Stock); provided that Indebtedness shall not include (i) trade payables, accrued expenses and intercompany liabilities arising in the ordinary course of business, (ii) prepaid or deferred revenue arising in the ordinary course of business, (iii) purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase prices of an asset to satisfy unperformed obligations of the seller of such asset, (iv) earn-out obligations until such obligations become a liability on the balance sheet of such person in accordance with GAAP or (v) obligations under or in respect of the Sale/Lease-Back Documents. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such person in respect thereof.

“Indemnified Taxes” shall mean (a) all Taxes other than Excluded Taxes imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 9.05(b).

“Information” shall have the meaning assigned to such term in Section 3.14(a).

“Information Memorandum” shall mean the Confidential Information Memorandum dated September 2013, as modified or supplemented prior to the Closing Date.

“Insufficiency” with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

“Intellectual Property Rights” shall have the meaning assigned to such term in Section 3.23.

“Interest Election Request” shall mean a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05.

“Interest Payment Date” shall mean, (a) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Term Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing and, in addition, the date of any refinancing or conversion of such Borrowing with or to a Borrowing of a different Type and (b) with respect to any ABR Loan, the last Business Day of each March, June, September and December.

“Interest Period” shall mean, as to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as applicable, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one, two, three or six months thereafter (or, if available to all Lenders, 12 months), as the Borrower may elect, or the date any Eurocurrency Borrowing is converted to an ABR Borrowing in accordance with Section 2.05 or repaid or prepaid in accordance with Section 2.07, Section 2.08 or Section 2.09; provided, however, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period and (c) no Interest Period shall extend beyond the applicable Maturity Date. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

“Investment” shall have the meaning assigned to such term in Section 6.04.

“IRS” means the United States Internal Revenue Service.

“Junior Financing” shall have the meaning assigned to such term in Section 6.09(b)(i).

“Junior Lien Intercreditor Agreement” shall mean a “junior lien” intercreditor agreement between or among the Administrative Agent and one or more Senior Representatives for holders of Permitted Junior Secured Refinancing Debt in form and substance reasonably satisfactory to the Administrative Agent.

“Latest Maturity Date” shall mean, at any date of determination, the latest Maturity Date of the Term Facilities in effect on such date.

“LCE Election” shall have the meaning assigned to such term in Section 1.05.

“LCE Test Date” shall have the meaning assigned to such term in Section 1.05.

“Lead Arranger” shall mean each of the Bookrunners and Lead Arrangers identified on the cover page of this Agreement.

“Lender” shall mean each financial institution listed on Schedule 2.01 (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04), as well as any person that becomes a Lender hereunder pursuant to Section 9.04 and any Additional Lender.

“lending office” shall mean, as to any Lender, the applicable branch, office or Affiliate of such Lender designated by such Lender to make Term Loans.

“Letter of Credit” shall have the meaning assigned to such term in the ABL Credit Agreement.

“Leverage Ratio Debt” shall have the meaning assigned to such term in Section 6.01(d).

“LIBO Rate” shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, the rate per annum equal to the arithmetic mean of the offered rates for deposits in Dollars with a term equivalent to such Interest Period that appears on the Reuters Screen LIBOR01 Page (or such other page as may replace such page on such service for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided that if such rate is not available at such time for any reason, then the “LIBO Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurocurrency Loan being made, continued or converted by the Administrative Agent and with a term equivalent to such Interest Period would be offered by the Administrative Agent to major banks in the London interbank Eurocurrency market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, charge, security interest or similar encumbrance in or on such asset or (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided that in no event shall an operating lease or an agreement to sell be deemed to constitute a Lien.

“Limited Condition Event” shall have the meaning assigned to such term in Section 1.05.

“Limited Conditionality Provisions” shall have the meaning assigned to such term in Section 4.01.

“Loan Documents” shall mean this Agreement, the Security Documents, the ABL/Term Loan Intercreditor Agreement, any Note and, solely for the purposes of Section 3.01, Section 3.02, and Section 7.01 hereof, the Fee Letter, as each such document may be amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement.

“Loan Parties” shall mean Holdings, the Borrower and the other Subsidiary Loan Parties.

“Management Group” shall mean the group consisting of the Governing Persons of Holdings and its Subsidiaries, as the case may be, on the Closing Date, or any replacements appointed or elected by the Sponsors or their Affiliates after the Closing Date.

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Market Disruption Event” shall have the meaning assigned to such term in Section 2.12(b).

“Material Adverse Effect” shall mean a material adverse effect on (i) the business, financial condition or results of operations, in each case, of Holdings and its Restricted Subsidiaries, taken as a whole, (ii) the ability of the Borrower and the Guarantors (taken as a whole) to perform their payment obligations under the Loan Documents or (iii) the legality, validity or enforceability of the Loan Documents or the rights and remedies of the Administrative Agent and the Lenders, taken as a whole, under the Loan Documents.

“Material Indebtedness” shall mean Indebtedness (other than the Term Loans) of Holdings or any Subsidiary Loan Party in an aggregate principal amount exceeding $30.0 million.

“Material Real Property” shall mean Real Property having a value on an individual basis in excess of $5.0 million.

“Material Subsidiary” shall mean any Restricted Subsidiary other than Immaterial Subsidiaries.

“Maturity Date” shall mean, as the context may require, (a) with respect to Effective Date Term Loans, the earliest of (x) May 5, 2024 and (y) the date that is 181 days prior to the maturity of the Senior Unsecured Notes or any Permitted Refinancing Indebtedness in respect thereof, (b) with respect to any Incremental Term Loans other than the 2018 Incremental Term Loans, the final maturity date specified therefor in the applicable Incremental Facility Amendment, (c) with respect to any Other Term Loans, the final maturity date specified therefor in the applicable Refinancing Amendment and (d) with respect to any Extended Term Loans, the final maturity date specified therefor in the applicable Extension Amendment.

“Maximum Rate” shall have the meaning assigned to such term in Section 9.09.

“Merger Agreement” shall have the meaning assigned to such term in the introductory paragraphs hereof.

“Merger Agreement Representations” shall mean the representations and warranties made by the Target in the Merger Agreement as are material to the interests of the Lenders, but only to the extent that Merger Sub or Holdings has the right to terminate its obligation to consummate the Acquisition under the Merger Agreement (or the right not to consummate the Acquisition pursuant to the Merger Agreement) as a result of a breach of such representations and warranties.

“Merger Sub” shall have the meaning assigned to such term in the introductory paragraphs hereof.

“Minimum Extension Condition” shall have the meaning assigned to such term in Section 2.21(b).

“MNPI” shall mean any material Nonpublic Information regarding the Borrower and the Subsidiaries that has not been disclosed to the Lenders generally (other than Lenders who elect not to receive such information). For purposes of this definition “material Nonpublic Information” shall mean nonpublic information that would reasonably be expected to be material to a decision by any Lender to assign or acquire any Term Loans or to enter into any of the transactions contemplated thereby.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Mortgage Policies” shall have the meaning assigned to such term in Section 5.10(b).

“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Borrower or any other Restricted Subsidiary or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414) is making or accruing an obligation to make contributions, or has within any of the preceding six plan years made or accrued an obligation to make contributions.

“Net Cash Proceeds” shall mean, (a) 100% of the cash proceeds actually received by the Borrower or any of the other Restricted Subsidiaries (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when actually received) in respect of any Asset Sale (other than sales pursuant to Section 6.05(a), (b), (c), (d), (e), (m), (o), (p), (q) or (r)) or Recovery Event, net of (i) attorney, accountants, auditor, printer, SEC filing, brokerage, consultant, investment banking, advisory, placement, arranger or underwriting fees and expenses and any other customary fees and expenses actually incurred in connection therewith, (ii) search and recording charges, (iii) required debt payments and required payments of other obligations in respect of Indebtedness secured by a Lien permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document or a Lien which is expressly pari passu (in which case the pro rata portion (determined based on the then outstanding principal amount of the Term Loans that would otherwise be required to be prepaid with such Net Cash Proceeds and the aggregate amount of such principal) of such Net Cash Proceeds applied in respect of any such payments secured by such Lien shall not constitute Net Cash Proceeds for purposes hereof) or subordinate to the Liens pursuant to the Loan Documents), (iv) Taxes (and the amount of any distributions made pursuant to Section 6.06 to permit the Borrower or any Parent Entity to pay such Taxes), including sales, transfer, deed or mortgage recording taxes, paid or payable as a result thereof, and any other payment required by applicable law as a result of such Asset Sale, (v) any payment amounts required to be paid by law, rule or regulation upon receipt to a third party as a result of such Asset Sale or Recovery Event (including to labor unions and environmental trusts) and (vi) any reserve established in accordance with GAAP (provided that such reserved amounts shall be Net Cash Proceeds to the extent and at the time of any reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount)), in each case, as determined reasonably and in good faith by a Responsible Officer of the Borrower; provided that, with respect to any Asset Sale or Recovery Event, (A) no proceeds realized in a single transaction or series of related transactions shall constitute Net Cash Proceeds unless such proceeds shall exceed $5.0 million, (B) no proceeds shall constitute Net Cash Proceeds in any fiscal year until the aggregate amount of all such proceeds in such fiscal year shall exceed $15.0 million and (C) at any time during the reinvestment period contemplated in Section 2.09(a), if, on a Pro Forma Basis after giving effect to the Asset Sale or Recovery Event and the application of the proceeds thereof, the Total Leverage Ratio is less than or equal to 3.50 to 1.00, up to $50.0 million of such proceeds shall not constitute Net Cash Proceeds (the proceeds described in clauses (A) through (C), “Below Threshold Asset Sale Proceeds”) and

(b) 100% of the cash proceeds from the incurrence, issuance or sale by the Borrower or any other Restricted Subsidiary of any Indebtedness (other than Excluded Indebtedness), net of all taxes and fees (including attorney, accountants, auditor, printer, SEC filing, brokerage, consultant, investment banking, advisory, placement, arranger or underwriting fees and expenses and any other customary fees and expenses actually incurred in connection therewith).

For purposes of calculating the amount of any Net Cash Proceeds, fees, commissions and other costs and expenses payable to Holdings or any Affiliate of Holdings shall be disregarded, except for financial advisory fees customary in type and amount paid to a Sponsor or any Sponsor Affiliates and otherwise not prohibited from being paid hereunder.

“Net Income” shall mean, with respect to any person, the net income (loss) of such person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.

“New York Courts” shall have the meaning assigned to such term in Section 9.15.

“New York Federal Reserve Bank” shall mean the Federal Reserve Bank of New York.

“New York Federal Reserve Bank Rate” shall mean, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if neither of such rates are published for any day that is a Business Day, the term “New York Federal Reserve Bank Rate” shall mean the rate for a federal funds transaction quoted at 11:00 a.m. on such day received to the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“No MNPI Representation” shall mean, with respect to any person, a representation that such person is not in possession of any MNPI.

“Non-Consenting Lender” shall have the meaning assigned to such term in Section 2.17(c).

“Non-Debt Fund Affiliate” shall mean any Affiliated Lender other than a Debt Fund Affiliate.

“Non-Debt Fund Affiliate Assignment and Acceptance” shall have the meaning assigned to such term in Section 9.04(k).

“Non-Ratio-Based Incremental Facility Cap” shall have the meaning assigned to such term in Section 2.19(a).

“Note” shall have the meaning assigned to such term in Section 2.06(e).

“Obligations” shall mean all amounts owing to any Agent or any Lender pursuant to the terms of this Agreement or any other Loan Document, including all interest and expenses accrued or accruing (or that would, absent the commencement of an insolvency or liquidation proceeding, accrue) after the commencement by or against any Loan Party of any proceeding under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law naming such Loan Party as the debtor in such proceeding, in accordance with and at the rate specified in this Agreement, whether or not the claim for such interest or expense is allowed or allowable as a claim in such proceeding.

“OFAC” shall have the meaning assigned to such term in Section 3.22(b).

“Other Applicable Indebtedness” shall have the meaning assigned to such term in Section 2.09(a).

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” shall mean any and all present or future stamp or documentary taxes or any other excise, transfer, sales, property, all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.17).

“Other Term Loans” shall have the meaning assigned to such term in Section 2.20.

“Other Term Loan Installment Date” shall have the meaning assigned to such term in Section 2.07(b).

“Overnight Bank Funding Rate” shall mean, for any day, an interest rate per annum equal to the rate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S. managed banking offices of depository institutions (as such composite rate shall be determined by the New York Federal Reserve Bank as set forth on its public website from time to time) and published on the next succeeding Business Day by the New York Federal Reserve Bank as an overnight bank funding rate (from and after such date as the New York Federal Reserve Bank shall commence to publish such composite rate).

“Parent Entity” shall mean any direct or indirect parent of the Borrower.

“Participant” shall have the meaning assigned to such term in Section 9.04(d).

“Participant Register” shall have the meaning assigned to such term in Section 9.04(d).

“Payment Office” shall mean the office of the Administrative Agent located at 70 Hudson Street, Jersey City, New Jersey 07302, or such other office as the Administrative Agent may designate to the Borrower and the Lenders from time to time.

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA, or any successor thereto.

“Permitted Amendment” shall mean any Incremental Facility Amendment, Refinancing Amendment or Extension Amendment.

“Permitted Business Acquisition” shall mean (i) any acquisition of Equity Interests of a person that becomes a Restricted Subsidiary or (ii) any acquisition (including through a merger, consolidation or amalgamation) of a division or line of business or all or substantially all of the assets of a person by the Borrower or a Restricted Subsidiary (or any subsequent investment made in a person, division or line of business previously acquired in a Permitted Business Acquisition by the Borrower or a Restricted Subsidiary), if immediately after giving effect thereto, any assets acquired shall be utilized in, and if the acquisition involves a merger, consolidation or stock acquisition, the person that is the subject of such acquisition shall be engaged in, a business otherwise permitted to be engaged in by the Borrower under this Agreement.

“Permitted Debt Fund Affiliate Investors” shall mean (a) either Sponsor, (b) each of the Affiliates and investment managers of a Sponsor, (c) any fund or account managed by any of the persons described in clause (a) or (b) of this definition, (d) any employee benefit plan of the Borrower or any of the other Restricted Subsidiaries and any person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and (e) investment vehicles of members of management of Holdings or the Borrower, but excluding natural persons.

“Permitted Holder” shall mean any of (a) the Sponsors and any of their Affiliates, (b) funds or partnerships managed or advised by any of the persons described in clause (a) of this definition (but not including any portfolio company of any of the foregoing), (c) the Management Group, (d) family members or trusts of any person listed in clauses (a) and (c) and (e) any person that forms a group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision) with any of the persons listed in clauses (a), (c) and (d); provided that persons described in clauses (a), (c) and (d) shall form the majority in interest of any group formed pursuant to this clause (e).

“Permitted Indebtedness” shall mean all Indebtedness not incurred in violation of Section 6.01.

“Permitted Investments” shall mean:

(a) Dollars, Canadian dollars, pounds sterling, euros or, in the case of any Foreign Subsidiary, such local currencies held by it from time to time in the ordinary course of business and not for speculation;

(b) direct obligations of the United States of America or any member of the European Union or any agency thereof or obligations guaranteed by the United States of America or any member of the European Union or any agency thereof, in each case, with maturities not exceeding two years;

(c) time deposits, eurodollar time deposits, certificates of deposit and money market deposits, in each case, with maturities not exceeding one year from the date of acquisition thereof, and overnight bank deposits, in each case, with any commercial bank having capital, surplus and undivided profits of not less than $250.0 million and whose long term debt, or whose parent holding company’s long term debt, is rated at least “A-2” by Moody’s or at least “A” by S&P (or reasonably equivalent ratings of another internationally recognized rating agency);

(d) repurchase obligations for underlying securities of the types described in clauses (b) and (c) above entered into with a bank meeting the qualifications described in clause (c) above;

(e) commercial paper maturing not more than one year after the date of acquisition issued by a corporation (other than an Affiliate of the Borrower) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating, at the time any investment therein is made, of at least “P-1” by Moody’s or at least “A-1” by S&P (or reasonably equivalent ratings of another internationally recognized rating agency);

(f) securities with maturities of two years or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, having one of the two highest rating categories obtainable from either Moody’s or S&P (or reasonably equivalent ratings of another internationally recognized rating agency);

(g) Indebtedness issued by persons (other than a Sponsor or any Sponsor Affiliate) with a rating of at least “A-2” by Moody’s or “A” by S&P (or reasonably equivalent ratings of another internationally recognized rating agency), in each case, with maturities not exceeding one year from the date of acquisition;

(h) shares of or interests in mutual funds substantially all of the assets of which comprise investments satisfying any of the provisions of clauses (a) through (g) above;

(i) money market funds that (i) comply with the criteria set forth in Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated “Aaa” by Moody’s and “AAA” by S&P (or reasonably equivalent ratings of another internationally recognized rating agency) and (iii) have portfolio assets of at least $250.0 million; and

(j) instruments equivalent to those referred to in clauses (a) through (i) above denominated in any foreign currency comparable in credit quality and tenor to those referred to above and commonly used by corporations for cash management purposes in any jurisdiction outside the United States to the extent reasonably required in connection with any business conducted by any Subsidiary organized in such jurisdiction.

“Permitted Junior Secured Refinancing Debt” shall mean any secured Indebtedness incurred by the Borrower in the form of one or more series of junior lien secured notes or junior lien secured loans; provided that (i) such Indebtedness is secured by the Collateral on a junior priority basis to the Obligations and is not secured by any property or assets of the Borrower or any other Restricted Subsidiary other than the Collateral, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness, (iii) the security agreements relating to such Indebtedness are substantially similar to or the same as the Security Documents (as reasonably determined by the Borrower); and (iv) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to or otherwise subject to the provisions of a Junior Lien Intercreditor Agreement; provided that if such Indebtedness is the initial Permitted Junior Secured Refinancing Debt incurred by the Borrower, then the Administrative Agent and the Senior Representative for such Indebtedness shall have executed and delivered a Junior Lien Intercreditor Agreement. Permitted Junior Secured Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Permitted Liens” shall have the meaning assigned to such term in Section 6.02.

“Permitted Pari Passu Secured Refinancing Debt” shall mean any secured Indebtedness incurred by the Borrower in the form of one or more series of senior secured notes or loans; provided that (i) such Indebtedness is secured by the Collateral on a pari passu basis with the Obligations, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness, (iii) the security agreements relating to such Indebtedness are substantially similar to or the same as the Security Documents (as reasonably determined by the Borrower) and (iv) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to or otherwise subject to the provisions of a First Lien Intercreditor Agreement; provided that if such Indebtedness is the initial Permitted Pari Passu Secured Refinancing Debt incurred by the Borrower, then the Administrative Agent and the Senior Representative for such Indebtedness shall have executed and delivered a First Lien Intercreditor Agreement. Permitted Pari Passu Secured Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Permitted Refinancing Indebtedness” shall mean any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”) the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus the amount of unpaid accrued or capitalized interest and premiums thereon (including tender premiums), underwriting discounts, original issue discount, defeasance costs, fees (including upfront fees), commissions and expenses), (b) except with respect to Section 6.01(j), the Weighted Average Life to Maturity of such Permitted Refinancing Indebtedness is greater than or equal to the shorter of (i) the Weighted Average Life to Maturity of the Indebtedness being Refinanced and (ii) the Weighted Average Life to Maturity that would result if all payments of principal on the Indebtedness being Refinanced that were due on or after the date that is one year following the Latest Maturity Date were instead due on the date that is one year following the Latest Maturity Date; provided that no Permitted Refinancing Indebtedness incurred in reliance on this subclause (ii) shall have any scheduled principal payments due prior to the Latest Maturity Date in excess of, or prior to, the scheduled principal payments due prior to such Latest Maturity Date for the

Indebtedness being Refinanced; provided, further, that this requirement shall not apply to Permitted Refinancing Indebtedness in the form of one-year bridge loans that are automatically convertible or exchangeable without conditions into other instruments meeting the requirements set forth in this definition (but for the avoidance of doubt, this requirement shall apply to any loans, securities or other debt into which such bridge loans are exchanged or that otherwise replace such bridge loans), (c) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations under this Agreement, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced and (d) no Permitted Refinancing Indebtedness shall have different obligors, or greater guarantees or security, than the Indebtedness being Refinanced; provided, further, that (i) with respect to a Refinancing of any Indebtedness permitted hereunder that is subordinated, such Permitted Refinancing Indebtedness shall (A) be subordinated to the guarantee by Holdings and the Subsidiary Loan Parties of the Term Facility and (B) be otherwise on terms not materially less favorable to the Lenders than those contained in the documentation governing the Indebtedness being Refinanced and (ii) with respect to a Refinancing of the ABL Obligations, the Liens, if any, securing such Permitted Refinancing Indebtedness shall be (A) subject to the ABL/Term Loan Intercreditor Agreement or another intercreditor agreement that is substantially consistent with and no less favorable to the Lenders in any material respect than the ABL/Term Loan Intercreditor Agreement and (B) on terms not materially less favorable to the Lenders than those contained in the documentation governing the Indebtedness being Refinanced; provided, further, that Indebtedness constituting Permitted Refinancing Indebtedness shall not cease to constitute Permitted Refinancing Indebtedness as a result of the subsequent extension of the Latest Maturity Date.

“Permitted Unsecured Refinancing Debt” shall mean any unsecured Indebtedness incurred by the Borrower in the form of one or more series of unsecured notes or loans; provided that (i) such Indebtedness is not secured by any property or assets of the Borrower or any other Restricted Subsidiary and (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness. Permitted Unsecured Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“person” shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company, government, individual or family trust, Governmental Authority or other entity of whatever nature.

“Plan” shall mean any “employee pension benefit plan” as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) that is (a) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA and (b) either (i) sponsored or maintained (at the time of determination or at any time within the five years prior thereto) by Holdings or any of its Restricted Subsidiaries or any ERISA Affiliate or (ii) in respect of which Holdings or any of its Restricted Subsidiaries or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” shall have the meaning assigned to such term in Section 9.17(a).

“Pledged Collateral” shall have the meaning assigned to such term in the Collateral Agreement.

“Prepayment Premium” shall have the meaning assigned to such term in Section 2.08(b).

“Pro Forma Basis” shall mean, for purposes of determining compliance with any provision of this Agreement, including the determination of any financial ratio or test, that the applicable Specified Transaction shall be deemed to have occurred as of the first day of the relevant period, including pro forma adjustments arising out of events attributable to the Specified Transactions (including giving effect to those specified in accordance with the definition of Consolidated EBITDA and Consolidated Net Income). Upon giving effect to a transaction on a “Pro Forma Basis,” (i) any indebtedness incurred by the Borrower or any of the other Restricted Subsidiaries in connection with such Specified Transaction (or any other transaction which occurred during the relevant period) shall be deemed to have been incurred as of the first day of the relevant period, (ii) if such Indebtedness has a floating or formula rate, then the rate of interest for such Indebtedness for the applicable period for purposes of the calculations contemplated by this definition shall be determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of such calculations, (iii) income statement items (whether positive or negative) attributable to all property acquired in such Specified Transaction or to the Investment constituting such Specified Transaction, as applicable, shall be included as if such Specified Transaction has occurred as of the first day of the relevant period, (iv) income statement items (whether positive or negative) attributable to all property disposed of in any Specified Transaction (including any income statement items attributable to disposed, abandoned or discontinued operations), shall be excluded as if such Specified Transaction has occurred as of the first day of the relevant period, (v) such other pro forma adjustments which would be permitted or required by Regulations S-K and S-X under the Securities Act of 1933, as amended, shall be taken into account and (vi) such other adjustments made by the Borrower with the consent of the Administrative Agent (not to be unreasonably withheld) shall be taken into account. Interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial officer of the Borrower to be the rate of interest implicit in such Capital Lease Obligation in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen as the Borrower or the applicable Restricted Subsidiary may designate. Any such adjustments included in calculations made on a Pro Forma Basis shall continue to apply to subsequent calculations of any applicable financial ratios or tests, including during any subsequent test periods in which the effects thereof are expected to be realized.

“Pro Forma Financial Statements” shall have the meaning assigned to such term in Section 4.01(d).

“Projections” shall mean the projections of the Acquired Business included in the Information Memorandum and any other projections and any forward looking statements of such entities furnished to the Lenders or the Administrative Agent by or on behalf of Holdings or any of the Restricted Subsidiaries prior to the Closing Date.

“Public Lender” shall have the meaning assigned to such term in Section 9.17(b).

“Purchasing Borrower Party” shall mean Holdings or any Restricted Subsidiary that becomes an Assignee or Participant pursuant to Section 9.04.

“Qualified CFC Holding Company” shall mean a Subsidiary of Holdings that has no material assets other than Equity Interests of one or more CFCs or Qualified CFC Holding Companies.

“Qualified Equity Interests” shall mean any Equity Interests other than Disqualified Stock.

“Qualified Holding Company Debt” shall mean unsecured Indebtedness of Holdings that (a) does not benefit from any Guarantee of any Subsidiary, (b) will not mature prior to the date that is six months after the Latest Maturity Date in effect on the date of issuance or incurrence thereof, (c) has no scheduled amortization or scheduled payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligation (it being understood that such Indebtedness may have mandatory prepayment, repurchase or redemption provisions satisfying the requirements of clause (e) below), (d) does not require any payments in cash of interest or other amounts in respect of the principal thereof prior to the date that is six months after the Latest Maturity Date in effect on the date of such issuance or incurrence and (e) that has mandatory prepayment, repurchase or redemption, covenant, default and remedy provisions that are no more restrictive (taken as a whole) to Holdings than those set forth in this Agreement or that are customary for senior discount notes of an issuer that is the parent of a borrower under senior secured credit facilities; provided, that any such Indebtedness shall constitute Qualified Holding Company Debt only if immediately after giving effect to the issuance or incurrence thereof and the use of proceeds thereof, no Event of Default shall have occurred and be continuing.

“Qualified IPO” shall mean (i) an underwritten primary or secondary (or combination of primary or secondary) public offering (other than a public offering pursuant to a Registration Statement on Form S-8) of the Equity Interests of the Borrower or any Parent Entity that generates gross cash proceeds of at least $100.0 million or (ii) any merger, consolidation or amalgamation following which the Borrower or Holdings merges with or into or becomes a Wholly Owned Subsidiary of another person, and such person, has equity securities listed on a national securities exchange, regardless of whether the Borrower or Holdings, as the case may be, is the surviving entity.

“Quarterly Financial Statements” shall have the meaning assigned to such term in Section 5.04(b).

“Ratio-Based Incremental Facility” shall have the meaning assigned to such term in Section 2.19(a).

“Ratio Debt” shall have the meaning assigned to such term in Section 6.01(r).

“Real Property” shall mean, collectively, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned in fee or leased by any Loan Party, together with, in each case, all easements, hereditaments and appurtenances relating thereto, and all improvements and appurtenant fixtures incidental to the ownership or lease thereof.

“Recipient” shall mean the Administrative Agent and any Lender, as applicable.

“Recovery Event” shall mean any settlement of, or payment in respect of, any property or casualty insurance claim or any condemnation proceeding relating to any asset of Holdings or any Restricted Subsidiary.

“Refinance” shall have the meaning assigned to such term in the definition of the term “Permitted Refinancing Indebtedness”, and “Refinanced” shall have a meaning correlative thereto.

“Refinanced Debt” shall have the meaning assigned to such term in the definition of the term “Credit Agreement Refinancing Indebtedness”.

“Refinancing Amendment” shall mean an amendment to this Agreement executed by each of (a) the Borrower and Holdings, (b) the Administrative Agent and (c) each Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.20.

“Register” shall have the meaning assigned to such term in Section 9.04(b)(iv).

“Registered Equivalent Notes” shall mean, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, as amended, substantially identical notes (having the same guarantees and collateral provisions) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Regulation S-K” shall mean Regulation S-K in the Exchange Act, as amended, modified, and supplemented thereby.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Reinvestment Deferred Amount” shall mean, with respect to any Reinvestment Event, the aggregate amount of Net Cash Proceeds received by Holdings or any Restricted Subsidiary in connection therewith that are not applied to prepay the Term Loans as a result of the delivery of a Reinvestment Notice.

“Reinvestment Event” shall mean any Asset Sale or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

“Reinvestment Notice” shall mean a written notice executed by a Responsible Officer of the Borrower stating that the Borrower or any other Restricted Subsidiary intends and expects to use all or a portion of the amount of Net Cash Proceeds of an Asset Sale or Recovery Event to restore, rebuild, repair, construct, improve, replace or otherwise acquire assets useful in the Borrower’s or such other Restricted Subsidiary’s business.

“Reinvestment Prepayment Amount” shall mean, with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to restore, rebuild, repair, construct, improve, replace or otherwise acquire assets useful in the Borrower’s or any other Restricted Subsidiary’s business.

“Reinvestment Prepayment Date” shall mean, with respect to any Reinvestment Event, the earlier of (a) the date (which shall be a Business Day) occurring one year after such Reinvestment Event (or, if the Borrower or any other Restricted Subsidiary shall have entered into a legally binding commitment within one year after such Reinvestment Event to restore, rebuild, repair, construct, improve, replace or otherwise acquire assets useful in the Borrower’s or such other Restricted Subsidiary’s business with the applicable Reinvestment Deferred Amount, the date occurring eighteen months after such Reinvestment Event) and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, restore, rebuild, repair, construct, improve, replace or otherwise acquire assets useful in the Borrower’s or such other Restricted Subsidiary’s business with all or any portion of the relevant Reinvestment Deferred Amount.

“Related Parties” shall mean, with respect to any specified person, such person’s Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such person and such person’s Affiliates.

“Related Sections” shall have the meaning assigned to such term in Section 6.04.

“Release” shall mean any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating in, into, upon, onto or through the environment.

“Remaining Present Value” shall mean, as of any date with respect to any lease, the present value as of such date of the scheduled future lease payments with respect to such lease, determined with a discount rate equal to a market rate of interest for such lease reasonably determined at the time such lease was entered into.

“Reportable Event” shall mean any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the 30 day notice period referred to in Section 4043(c) of ERISA has been waived, with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

“Repricing Transaction” shall mean, in connection with a transaction the primary purpose of which is to prepay, refinance, substitute or replace the Term Loans or to amend the Loan Documents to reduce the yield on the Term Loans, the prepayment, refinancing, substitution or replacement of all or a portion of the Term Loans with the incurrence of any long-term debt financing by the Borrower or any of its Restricted Subsidiaries having an “effective yield” at the time of incurrence thereof (with the comparative determinations to be made by the Administrative Agent in good faith and in consultation with the Borrower consistent with generally accepted financial practices, after giving effect to, among other factors, margin, interest rate floors, upfront or similar fees or original issue discount shared with all providers of such financing, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all providers of such financing) that is less than the “effective yield” (as determined by the Administrative Agent on the same basis as provided in the preceding parenthetical) of such Term Loans at the time of incurrence thereof, including, as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, such Term Loans.

“Required Financial Statements” shall have the meaning assigned to such term in Section 5.04(b).

“Required Lender Consent Items” shall have the meaning assigned to such term in Section 9.04(m).

“Required Lenders” shall mean, at any time, Lenders having Term Loans outstanding and unused Commitments that, taken together, represent more than 50.0% of the sum of all Term Loans outstanding and Commitments at such time.

“Required Mortgages” shall have the meaning assigned to such term in Section 5.10(f).

“Required Percentage” shall mean, with respect to any Excess Cash Flow Period, 50.0%; provided that (a) if the First Lien Leverage Ratio at the end of the applicable Excess Cash Flow Period is less than or equal to 3.75 to 1.00 but greater than 3.00 to 1.00, such percentage shall be 25.0%, and (b) if the First Lien Leverage Ratio at the end of the applicable Excess Cash Flow Period is less than or equal to 3.00 to 1.00, such percentage shall be 0%.

“Responsible Officer” shall mean, with respect to any Loan Party, the chief executive officer, president, vice president, secretary, assistant secretary or any Financial Officer of such Loan Party or any other individual designated in writing to the Administrative Agent by an existing Responsible Officer of such Loan Party as an authorized signatory of any certificate or other document to be delivered hereunder. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payments” shall have the meaning assigned to such term in Section 6.06.

“Restricted Subsidiary” shall mean any Subsidiary of Holdings that is not an Unrestricted Subsidiary.

“S&P” shall mean Standard & Poor’s Financial Services LLC or any successor entity thereto.

“Sale and Lease-Back Transaction” shall have the meaning assigned to such term in Section 6.03.

“Sale/Lease-Back Documents” shall mean each of the documents set forth on Schedule 1.01C.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto.

“Second Amendment” shall mean the Second Amendment, dated as of May 5, 2017, among Holdings, the Borrower, the New Term Lenders, the Administrative Agent and the Collateral Agent.

“Second Amendment Effective Date” shall have the meaning assigned to such term in the Second Amendment.

“Secured Parties” shall mean the collective reference to the “Secured Parties” as defined in the Collateral Agreement.

“Security Documents” shall mean the Collateral Agreement, any mortgages required to be delivered pursuant to Section 5.14 or otherwise granted pursuant to the terms hereof and each of the security agreements and other instruments and documents executed and delivered by any Loan Party pursuant to the Collateral Agreement or pursuant to Section 5.10 hereof.

“Senior Representative” shall mean, with respect to any series of Permitted Pari Passu Secured Refinancing Debt or Permitted Junior Secured Refinancing Debt, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“Senior Secured Debt” shall mean, as of any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a Lien on any assets of Holdings or any Restricted Subsidiary.

“Senior Secured Leverage Ratio” shall mean the ratio of Senior Secured Debt to Consolidated EBITDA for the trailing four fiscal quarter period most recently ended prior to the date of determination for which financial statements have been delivered pursuant to Section 5.04.

“Senior Unsecured Notes” shall mean the senior unsecured notes in an aggregate amount not to exceed $315.0 million issued on the Closing Date to finance, in part, the Transactions.

“Senior Unsecured Notes Refinancing Date” shall mean the date on which the entire aggregate principal amount of the Senior Unsecured Notes has been repaid or Refinanced and, to the extent Refinanced with Indebtedness, such Indebtedness has a final maturity date at least 181 days after May 5, 2024.

“Specified Event of Default” shall mean any Event of Default under Section 7.01(b), Section 7.01(c), Section 7.01(h) or Section 7.01(i).

“Specified Representations” shall mean the representations and warranties with respect to the Borrower and the Subsidiary Loan Parties set forth in Section 3.01 (but solely with respect to organizational status and organizational power and authority to execute, deliver and perform obligations under the applicable Loan Documentation), Section 3.02 (but solely with respect to clause (a) and clause (b)(i) thereof), Section 3.03 (but solely with respect to the Loan Documents), Section 3.10 (but solely with respect to clause (b)(ii) thereof), Section 3.11, Section 3.12, Section 3.17 (subject to the Limited Conditionality Provisions), Section 3.19 and Section 3.22.

“Specified Transaction” shall mean with respect to any period, any (i) Investment involving the acquisition of an operating unit of a business or that constitutes an acquisition of all or substantially all of the common stock of a person and involves the payment of consideration by the Borrower and its Restricted Subsidiaries in excess of $5.0 million, (ii) sale or transfer of assets or property or other asset disposition (including any disposal, abandonment or discontinuance of operations) that yields gross proceeds to the Borrower or any of its Restricted Subsidiaries in excess of $5.0 million or involves the abandonment or discontinuation of operations with a value in excess of $5.0 million, (iii) incurrence, repayment or refinancing of Indebtedness, (iv) Restricted Payment, (v) designation or redesignation of an Unrestricted Subsidiary or Restricted Subsidiary, (vi) provision of incremental revolving commitment increases (vii) any Limited Condition Event or (viii) other event, in each case that by the terms of the Loan Documents requires pro forma compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a “Pro Forma Basis.”

“Sponsors” shall have the meaning assigned to such term in the introductory paragraphs hereof.

“Sponsor Affiliate” shall mean each Affiliate of a Sponsor and each individual who is a partner or employee of a Sponsor.

“Statutory Reserves” shall mean, with respect to any currency, any reserve, liquid asset or similar requirements established by any Governmental Authority of the United States of America or of the jurisdiction of such currency or any jurisdiction in which Term Loans in such currency are made to which banks in such jurisdiction are subject for any category of deposits or liabilities customarily used to fund loans in such currency or by reference to which interest rates applicable to Term Loans in such currency are determined.

“Subagent” shall have the meaning assigned to such term in Section 8.02.

“Subsidiary” shall mean, with respect to any person (herein referred to as the “parent”), any corporation, partnership, limited liability company or other entity of which (a) Equity Interests having ordinary voting power (other than Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the Governing Persons of such corporation, partnership, limited liability company or other entity are at the time owned by such parent or (b) more than 50.0% of the Equity Interests are at the time owned by such parent. Unless the context otherwise requires, “Subsidiary” shall mean a Subsidiary of Holdings.

“Subsidiary Loan Parties” shall mean the Borrower and each Guarantor.

“Subsidiary Redesignation” shall have the meaning assigned to such term in the definition of “Unrestricted Subsidiary”.

“Target” shall have the meaning assigned to such term in the introductory paragraphs hereof (and, following the Conversion, its successor, a Delaware limited liability company).

“Target Audited Financial Statements” shall have the meaning assigned to such term in Section 4.01(d).

“Target Unaudited Financial Statements” shall have the meaning assigned to such term in Section 4.01(d).

“Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, withholdings or similar charges imposed by any Governmental Authority and any and all interest and penalties related thereto.

“Teachers” shall have the meaning assigned to such term in the introductory paragraphs hereof.

“Term Facility” shall mean the facility and commitments utilized in making Term Loans hereunder, as may be amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement. Following the establishment of any Incremental Term Loans, Other Term Loans or Extended Term Loans, such Incremental Term Loans, Other Term Loans or Extended Term Loans shall be considered a separate Term Facility hereunder.

“Term Loan Installment Date” shall mean, as the context requires, an Effective Date Term Loan Installment Date, an Incremental Term Loan Installment Date, an Other Term Loan Installment Date or an Extended Term Loan Installment Date.

“Term Loan Priority Collateral” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

“Term Loans” shall mean (i) prior to the Second Amendment Effective Date, the term loans made to the Borrower on the Closing Date pursuant hereto, (ii) on and after the Incremental Amendment Effective Date, the Effective Date Term Loans, (iii) any other Incremental Term Loans (excluding 2018 Incremental Term Loans), (iv) any Other Term Loans and (v) any Extended Term Loans, collectively (or if the context so requires, any of them individually).

“TimberTech Acquisition” shall refer to the acquisition of TimberTech Limited, an Ohio limited liability company, by CPG International Inc., which was consummated on September 21, 2012.

“Total Leverage Ratio” shall mean, as at any date of determination, the ratio of Consolidated Total Debt as at such date to Consolidated EBITDA for the trailing four fiscal quarter period most recently ended prior to the date of determination for which financial statements have been delivered pursuant to Section 5.04.

“Transaction Documents” shall mean the Merger Agreement, the Loan Documents, the ABL Loan Documents, and documentation with respect to the Senior Unsecured Notes.

“Transactions” shall mean, collectively, the transactions to occur pursuant to the Transaction Documents, including (a) the consummation of the Acquisition, (b) the execution and delivery of the Loan Documents, the creation of the Liens pursuant to the Security Documents and the initial borrowings hereunder, (c) the issuance of the Senior Unsecured Notes and the execution and delivery of the documents in connection with the Senior Unsecured Notes, (d) the Equity Contribution, and the execution and delivery of the documents in connection with the Equity Contribution, (e) the execution and delivery of the ABL Loan Documents, the creation of the Liens pursuant to the ABL Security Documents and the initial borrowings under the ABL Credit Agreement (f) the redemption by the Borrower of the Class B LLC interest held by Ares immediately after the Closing Date, and (g) the payment of all fees and expenses incurred or paid in connection with the foregoing.

“Type” shall mean, when used in respect of any Term Loan or Borrowing, the Rate by reference to which interest on such Term Loan or on the Term Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall mean Adjusted LIBO Rate or ABR, as applicable.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“Unrestricted Cash” shall mean cash or cash equivalents of the Borrower or any of the other Restricted Subsidiaries that would not appear as “restricted” on the Required Financial Statements.

“Unrestricted Subsidiary” shall mean any Subsidiary of Holdings (other than the Borrower) designated by the Borrower as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent; provided that the Borrower shall only be permitted to so designate a new Unrestricted Subsidiary after the Closing Date if (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) such Unrestricted Subsidiary is capitalized (to the extent capitalized by Holdings or any of the Subsidiaries) through Investments as permitted by, and in compliance with, Section 6.04(j), and any prior or concurrent Investments in such Subsidiary by Holdings or any of its Restricted Subsidiaries shall be deemed to have been made under Section 6.04(j), (iii) without duplication of clause (ii), any assets owned by such Unrestricted Subsidiary at the time of the initial designation thereof are treated as Investments pursuant to Section 6.04(j), (iv) at the time such Subsidiary is designated an Unrestricted Subsidiary, the Fixed Charge Coverage Ratio, determined on a Pro Forma Basis, is not less than 2.00:1.00 and (v) such Subsidiary has been designated an “unrestricted subsidiary” (or otherwise not be subject to the covenants and defaults) under the ABL Credit Agreement, all other Indebtedness permitted to be incurred hereunder and all Permitted Refinancing Indebtedness in respect of any of the foregoing and all Disqualified Stock; provided further that at the time of designation of any Unrestricted Subsidiary, such Unrestricted Subsidiary, when taken together with all Unrestricted Subsidiaries as of the last day of the fiscal quarter of the Borrower most recently ended, shall not have assets with a value in excess of 10.0% of Consolidated Total Assets (calculated with respect to the Borrower and the other Restricted Subsidiaries) or revenue representing in excess of 10.0% of Consolidated EBITDA of the Borrower and the other Restricted Subsidiaries as of such date. The Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary for purposes of this Agreement (each, a “Subsidiary Redesignation”); provided that (a) such Unrestricted Subsidiary, after giving effect to such designation, shall be a Wholly Owned Subsidiary of Holdings, (b) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (c) all representations and warranties contained herein and in the Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Subsidiary Redesignation (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (d) at the time of such Subsidiary Redesignation, the Fixed Charge Coverage Ratio, determined on a Pro Forma Basis, is not less than 2.00:1.00 and (e) the Borrower shall have delivered to the Administrative Agent an officer’s certificate executed by a Responsible Officer of the Borrower, certifying to the best of such officer’s knowledge, compliance with the requirements of preceding clauses (a) through (d), inclusive.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.15(e).

“USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal (excluding nominal amortization), including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest 1/12) that will elapse between such date and the making of such payment by (b) the then outstanding principal amount of such Indebtedness.

“Wholly Owned Subsidiary” shall mean, with respect to any person, a Subsidiary of such person, all of the Equity Interests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) are owned by such person or another Wholly Owned Subsidiary of such person.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Working Capital” shall mean, with respect to Holdings and its Restricted Subsidiaries on a consolidated basis at any date of determination, Current Assets at such date of determination minus Current Liabilities at such date of determination; provided that, increases or decreases in Working Capital shall be calculated without regard to any changes in Current Assets or Current Liabilities as a result of (a) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and non-current or (b) the effects of purchase accounting.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02 Terms Generally. The definitions set forth or referred to in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context requires otherwise, (a) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (b) in the computation of periods of time from a specified date to a later specified date, the word “from” shall mean “from and including”; the words “to” and “until” each mean “to but excluding” and the word “through” shall mean “to and including”, (c) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (d) the word “incur” shall be construed to mean incur, create, issue, assume or become liable in respect of (and the words “incurred” and “incurrence” shall have correlative meanings), (e) the word “or” shall be construed to mean “and/or”, (f) any reference to any person shall be construed to include such person’s legal successors and permitted assigns and (g) the words “asset” and “property” shall be construed to have the same meaning and effect. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document or organizational document of the Loan Parties shall mean such document as amended, restated, supplemented or otherwise modified from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document). Any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

Section 1.03 Accounting Terms; GAAP. Except as otherwise expressly provided herein (including pursuant to the definition of Capital Lease Obligations and Consolidated Capital Expenditures), all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, (i) notwithstanding anything to the contrary herein, all accounting or financial terms used herein shall be construed, and all financial computations pursuant hereto shall be made, without giving effect to any election under Statement of Financial Accounting Standards Board Accounting Standards Codification 825-10 (or any other Statement of Financial Accounting Standards Board Accounting Standards Codification having a similar effect) to value any Indebtedness or other liabilities of Holdings or any Restricted Subsidiary at “fair value”, as defined therein, (ii) for purposes of determinations of the Fixed Charge Coverage Ratio, the First Lien Leverage Ratio, the Senior Secured Leverage Ratio and the Total Leverage Ratio, GAAP shall be construed as in effect on the Closing Date and (iii) for purposes of determining compliance with any provision of this Agreement and any related definitions, the determination of whether a lease is to be treated as an operating lease or capital lease shall be made without giving effect to any change in GAAP that becomes effective on or after the Closing Date, notwithstanding any modification or interpretative change thereto after the Closing Date (including without giving effect to any treatment of leases under Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect)) that would require treating any lease (or similar arrangement) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on the Closing Date. In the event that any Accounting Change (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then upon the written request of the Borrower or the Administrative Agent, the Borrower, the Administrative Agent and the Lenders shall enter into good faith negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Change with the desired result that the criteria for evaluating the Borrower’s financial condition shall be the same after such Accounting Change as if such Accounting Change had not occurred; provided that if such notice is given then the provisions of this Agreement in effect on the date of such Accounting Change shall remain in effect until the effective date of such amendment. “Accounting Change” shall mean any change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants. Effectuation of Transfers. Each of the representations and warranties of Holdings and the Borrower contained in this Agreement (and all corresponding definitions) is made after giving effect to the Transactions, unless the context otherwise requires.

Section 1.04 Currencies. Unless otherwise specifically set forth in this Agreement, monetary amounts shall be in Dollars. For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness or determining the amount of any Indebtedness or judgment pursuant to clauses (f) or (j) of Section 7.01, the Dollar-equivalent principal amount of any Indebtedness or judgment denominated in a foreign currency will be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred or such judgment was entered.

Section 1.05 Limited Condition Event.

(a) For purposes of determining (i) compliance under this Agreement with any financial ratio, test or basket, including the First Lien Leverage Ratio, the Senior Secured Leverage Ratio, the Fixed Charge Coverage Ratio, the Total Leverage Ratio and Consolidated Total Assets, (ii) the absence of any Default or Event of Default or (iii) compliance under this Agreement with any basket expressed as a percentage of Consolidated EBITDA or Consolidated Total Assets, in each case, as a condition to (w) the consummation of any transaction in connection with an acquisition of, or Investment in, any assets, business or person by one or more of the Borrower and the other Restricted Subsidiaries, in each case, that is not conditioned on the availability of, or on obtaining, third party financing, (x) the incurrence by one or more of the Borrower and the other Restricted Subsidiaries of any Indebtedness (and any Liens with respect thereto) the proceeds of which are used to finance an acquisition or Investment described in clause (w) above, (y) the making by one or more of the Borrower and the other Restricted Subsidiaries of any Restricted Payment in connection with any acquisition or Investment or (z) designation by the Borrower of any Subsidiary as a Restricted Subsidiary, Unrestricted Subsidiary or Immaterial Subsidiary in connection with any acquisition or Investment, in each case, permitted by this Agreement (any such acquisition, Investment, incurrence of Indebtedness or Liens, making of a Restricted Payment or designation of a Subsidiary, a “Limited Condition Event”), at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Event, an “LCE Election”), the date of determination of whether any such action is permitted hereunder, shall be deemed to be (1) in the case of any such acquisition or Investment described in clause (w) above and any related incurrences of Indebtedness and/or Liens, either (I) on the date of the execution of the definitive agreement with respect to such acquisition or Investment or (II) on the date of the consummation of such acquisition or Investment, in either case of clause (I) or (II) after giving effect to such acquisition or Investment and any related incurrences of Indebtedness and/or Liens on a Pro Forma Basis, (2) in the case of any Restricted Payment made in connection with an acquisition or Investment, either (I) on the date of the execution of the definitive agreement with respect to such acquisition or Investment or (II) on the date of making such Restricted Payment, in either case of clause (I) or (II) after giving effect to the relevant Restricted Payment on a Pro Forma Basis, (3) in the case of a designation of a Subsidiary in connection with any acquisition or Investment, either (I) on the date of the execution of the definitive agreement for such acquisition or Investment which would result in such Subsidiary becoming a Restricted Subsidiary, Unrestricted Subsidiary or Immaterial Subsidiary, as applicable, or (II) on the date of the consummation of such acquisition or Investment on a Pro Forma Basis (each such date of determination, an “LCE Test Date”), and if, after giving effect to the Limited Condition Event and the other transactions to be entered into in connection therewith on a Pro Forma Basis as if they had occurred at the beginning of the trailing four fiscal quarter period most recently ended prior to the LCE Test Date for which financial statements have been delivered pursuant to Section 5.04, the Borrower could have taken such action on the relevant LCE Test Date in compliance with such financial ratio or test, default or event of default or basket, such financial ratio or test, default or event of default or basket shall be deemed to have been complied with.

(b) For the avoidance of doubt, if the Borrower has made an LCE Election and any of the financial ratios, tests or baskets for which compliance was determined or tested as of the LCE Test Date are exceeded as a result of fluctuations in any such financial ratio, test or basket at or prior to the consummation of the relevant transaction or action, such financial ratio, test or basket will not be deemed to have been exceeded as a result of such fluctuations. If the Borrower has made an LCE Election for any Limited Condition Event, then in connection with any subsequent calculation of such financial ratios, tests or baskets on or following the relevant LCE Test Date and prior to the earlier of (i) the date on which such Limited Condition Event is consummated and (ii) the date that the definitive agreement for such Limited Condition Event is terminated or expires without consummation of such Limited Condition Event, any such financial ratio, test or basket shall be calculated on a pro forma basis assuming such Limited Condition Event and other transactions in connection therewith (including any incurrence of debt and the use of proceeds thereof) have been consummated, except that (other than solely with respect to any incurrence test under which such Limited Condition Event is being made) Consolidated EBITDA, Consolidated Total Assets and Consolidated Net Income of any target of such Limited Condition Event can only be used in the determination of the relevant financial ratios, tests and baskets if and when such acquisition has closed.

ARTICLE II

The Credits

Section 2.01 [Reserved].

Section 2.02 Term Loans and Borrowings.

(a) Subject to the terms and conditions set forth herein, (i) each Lender severally agrees to make to the Borrower Term Loans denominated in Dollars equal to such Lender’s Commitment on the Closing Date and (ii) each 2018 Incremental Term Loan Lender agrees to make to the Borrower Incremental Term Loans denominated in Dollars equal to such Lender’s 2018 Incremental Term Loan Commitment on the Incremental Amendment Effective Date. The failure of any Lender to make any Term Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Term Loans as required. Amounts paid or prepaid in respect of Term Loans may not be reborrowed. The 2018 Incremental Term Loan Commitments will terminate in full upon the making of the 2018 Incremental Term Loans on the Incremental Amendment Effective Date.

(b) Subject to Section 2.12, each Borrowing shall be comprised entirely of ABR Loans or Eurocurrency Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any ABR Loan or Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Term Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Term Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 2.13 or Section 2.15 solely in respect of increased costs resulting from such exercise and existing at the time of such exercise.

(c) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

Section 2.03 Request for Borrowing. Unless otherwise set forth in the applicable Incremental Facility Amendment or Refinancing Amendment, the Borrower shall deliver to the Administrative Agent a Borrowing Request not later than 2:00 p.m., New York City time (i) in the case of an ABR Borrowing, one Business Day before the anticipated funding date for such Borrowing and (ii) in the case of a Eurocurrency Borrowing, three Business Days before the anticipated funding date for such Borrowing, requesting that the Lenders make Term Loans on such anticipated funding date. The Borrowing Request must specify (A) the principal amount of Term Loans to be borrowed, (B) the requested date of the Borrowing (which shall be a Business Day), (C) the Type of Term Loans to be borrowed, (D) in the case of a Eurocurrency Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period” and (E) the location and number of the Borrower’s account to which funds are to be disbursed. Upon receipt of such Borrowing Request, the Administrative Agent shall promptly notify each Lender thereof. The proceeds of the Term Loans requested under this Section 2.03 shall be disbursed by the Administrative Agent in immediately available funds by wire transfer to such bank account or accounts as designated by the Borrower in the Borrowing Request.

Section 2.04 Funding of Borrowings.

(a) Each Lender shall make each Term Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 10:00 a.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Term Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower as specified in the Borrowing Request.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed funding date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section 2.04 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent, forthwith on demand (without duplication) such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent at (i) in the case of such Lender, the greater of (A) the New York Federal Reserve Bank Rate and (B) a rate reasonably determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans at such time. If such Lender pays such amount to the Administrative Agent then such amount shall constitute such Lender’s Term Loan included in such Borrowing.

Section 2.05 Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurocurrency Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.05. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Term Loans comprising such Borrowing, and the Term Loans comprising each such portion shall be considered a separate Borrowing. To make an election pursuant to this Section 2.05, the Borrower shall notify the Administrative Agent of such election by telephone (i) in the case of an election to convert to or continue a Eurocurrency Borrowing, not later than 2:00 p.m., New York City time, three Business Days before the effective date of such election, (ii) in the case of an election to convert to an ABR Borrowing, not later than 2:00 p.m., New York City time, three Business Days before the effective date of such election, or (iii) in the case of an election to continue an ABR Borrowing, not later than 2:00 p.m., New York City time, one Business Day before the effective date of such election. Each such telephonic Interest Election Request shall be confirmed promptly by hand delivery, facsimile transmission or PDF attachment to an e-mail to the Administrative Agent of a written Interest Election Request substantially in the form of Exhibit D (or such other form as may be agreed between the Borrower and the Administrative Agent) and signed by the Borrower.

(b) Each telephonic and written Interest Election Request shall be irrevocable and shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and

(iv) if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of “Interest Period”.

If any such Interest Election Request requests a Eurocurrency Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(c) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(d) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Borrowing two Business Days prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurocurrency Borrowing having an Interest Period of one month’s duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the written request (including a request through electronic means) of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a Eurocurrency Borrowing and (ii) unless repaid, each Eurocurrency Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.06 Promise to Pay; Evidence of Debt.

(a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.07.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Term Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Term Loan made hereunder, the Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) any amount received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.06 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Term Loans in accordance with the terms of this Agreement.

(e) Any Lender may request that Term Loans made by it be evidenced by a promissory note (a “Note”). In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in substantially the form attached hereto as Exhibit F (or such other form as may be agreed between the Administrative Agent and the Borrower). Thereafter, the Term Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more Notes in such form payable to the payee named therein (or, if requested by such payee, to such payee and its registered assigns).

Section 2.07 Repayment of Term Loans.

(a) The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the last Business Day of each March, June, September and December, commencing with the last Business Day of December 2013, an aggregate principal amount equal to 0.25253% of the aggregate principal amount of the Effective Date Term Loans outstanding on the Incremental Amendment Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.08 or Section 2.09, as applicable) (each such date being referred to as an “Effective Date Term Loan Installment Date”);

(b) (i) in the event that any Incremental Term Loans (other than 2018 Incremental Term Loans) are made, the Borrower shall repay Borrowings consisting of Incremental Term Loans on the dates (each an “Incremental Term Loan Installment Date”) and in the amounts set forth in the applicable Incremental Facility Amendment, (ii) in the event that any Other Term Loans are made, the Borrower shall repay Borrowings consisting of Other Term Loans on the dates (each an “Other Term Loan Installment Date”) and in the amounts set forth in the applicable Refinancing Amendment and (iii) in the event that any Extended Term Loans are made, the Borrower shall repay Borrowings consisting of Extended Term Loans on the dates (each an “Extended Term Loan Installment Date”) and in the amounts set forth in the applicable Extension Amendment; and

(c) to the extent not previously paid, all outstanding Term Loans shall be due and payable on the applicable Maturity Date.

Section 2.08 Optional Prepayment of Term Loans.

(a) The Borrower shall have the right at any time and from time to time to prepay the Term Loans in whole or in part, without premium or penalty, other than the Prepayment Premium (but subject to Section 2.14), in an aggregate principal amount, (i) in the case of Eurocurrency Loans, that is an integral multiple of $500,000 and not less than $2.5 million, and (ii) in the case of ABR Loans, that is an integral multiple of $100,000 and not less than $1.0 million, or, if less, the amount outstanding. The Borrower shall notify the Administrative Agent by telephone (confirmed by hand delivery, facsimile transmission or PDF attachment to an e-mail) of such election not later than 2:00 p.m., New York City time, (i) in the case of an ABR Borrowing, one Business Day before the anticipated date of such prepayment and (ii) in the case of a Eurocurrency Borrowing, three Business Days before the anticipated date of such prepayment. Any such notice shall be irrevocable except to the extent conditioned on a refinancing of all or any portion of the Term Facility. Any optional prepayments of Term Loans pursuant to this Section 2.08 shall be applied to the remaining scheduled amortization payments as directed by the Borrower (or in the absence of such direction, in direct order of maturity).

(b) If the Borrower (i) prepays, refinances, substitutes or replaces any Term Loans in connection with a Repricing Transaction or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction, in each case, on or prior to, the six-month anniversary of the Incremental Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the Lenders holding Term Loans immediately prior to the consummation of such Repricing Transaction (including each Lender holding Term Loans immediately prior to the consummation of such Repricing Transaction that withholds its consent to such Repricing Transaction and is replaced pursuant to Section 2.17), (A) in the case of clause (i), a prepayment premium equal to 1.0% of the aggregate principal amount of the Term Loans so prepaid, refinanced, substituted or replaced (the “Applicable Prepayment Percentage”) and (B) in the case of clause (ii), a fee equal to the Applicable Prepayment Percentage of the aggregate principal amount of the applicable Term Loans outstanding immediately prior to such amendment. Such amounts (as applicable, the “Prepayment Premium”) shall be due and payable on the date of effectiveness of the applicable Repricing Transaction; provided that the Borrower shall not be subject to the requirements of this Section 2.08(b) with respect to any Repricing Transaction occurring after the six-month anniversary of the Incremental Amendment Effective Date.

Section 2.09 Mandatory Prepayment of Term Loans.

(a) The Borrower shall apply all Net Cash Proceeds (other than Net Cash Proceeds of ABL Priority Collateral Asset Sales) to prepay Term Loans:

(i) within five Business Days following actual receipt of such Net Cash Proceeds from an Asset Sale or Recovery Event (unless the Borrower shall have delivered a Reinvestment Notice on or prior to such fifth Business Day); provided that (A) on or prior to the fifth Business Day following receipt thereof, such Net Cash Proceeds shall be deposited in an Asset Sale Proceeds Account, and (B) notwithstanding the foregoing, on each Reinvestment Prepayment Date an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied to the prepayment of the Term Loans (together with accrued interest thereon); and

(ii) within one Business Day following receipt of Net Cash Proceeds from the incurrence, issuance or sale by the Borrower or any Restricted Subsidiary of any Indebtedness (other than Excluded Indebtedness);

provided, in the case of both (i) and (ii) above, if at the time that any such prepayment would be required, the Borrower shall be required to, or to offer to, repurchase or redeem or repay or prepay Credit Agreement Refinancing Indebtedness or Indebtedness permitted under Section 6.01(b), in each case, that is secured on a pari passu basis with or senior to the Obligations pursuant to the terms of the documentation governing such Indebtedness with the proceeds of such Asset Sale, Recovery Event or incurrence, issuance or sale of Indebtedness (such Credit Agreement Refinancing Indebtedness required to be offered to be so repurchased, “Other Applicable Indebtedness”)), then the Borrower may apply such Net Cash Proceeds on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans and Other Applicable Indebtedness at such time); provided, further, that the portion of such Net Cash Proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of such Net Cash Proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such Net Cash Proceeds shall be allocated to the Term Loans (in accordance with the terms hereof); provided, further, that to the extent the holders of Other Applicable Indebtedness decline to have such Indebtedness repurchased or repaid with such Net Cash Proceeds, the declined amount of such Net Cash Proceeds shall promptly (and in any event within 10 Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof (to the extent such Net Cash Proceeds would otherwise have been required to be so applied if such Other Applicable Indebtedness was not then outstanding).

(b) Commencing with the fiscal year ending December 31, 2014, not later than five Business Days after the date on which the Borrower is required to deliver financial statements with respect to the end of such Excess Cash Flow Period under Section 5.04(a), the Borrower shall calculate Excess Cash Flow for the relevant Excess Cash Flow Period (the “Excess Cash Flow Calculation Date”) and shall prepay the Term Loans in an amount equal to (i) the Required Percentage times the amount of such Excess Cash Flow, minus (ii) to the extent not financed with the proceeds of the incurrence of Indebtedness having a maturity not less than 12 months from the date of incurrence thereof and not previously deducted pursuant to this clause (b) in any prior period, the amount of any voluntary prepayments during such Excess Cash Flow Period or on or prior to the Excess Cash Flow Calculation Date of (A) Term Loans (provided, that with respect to any prepayment of Term Loans below the par value thereof, the aggregate amount of such prepayment for purposes of this clause shall be the amount of the Borrower’s cash payment in respect of such prepayment), (B) revolving loans under the ABL Credit Agreement or any Incremental ABL Loans (in each case, to the extent commitments in respect thereof are permanently reduced by the amount of such prepayments), (C) Credit Agreement Refinancing Indebtedness, Indebtedness created under Incremental Facilities, Incremental Equivalent Term Debt and Indebtedness permitted under Section 6.01(b) that in each case is secured by the Collateral on a pari passu basis with the Obligations and (D) any Permitted Refinancing Indebtedness in respect of any of the foregoing that is secured by the same collateral, and with the same priority, as the Indebtedness being refinanced, in each case, permitted hereunder.

(c) Notwithstanding anything in this Section 2.09 to the contrary, any Lender may elect, by notice to the Administrative Agent by telephone (confirmed by hand delivery, facsimile transmission or PDF attachment to an e-mail) at least one Business Day prior to the required prepayment date, to decline all or any portion of any mandatory prepayment of its Term Loans pursuant to this Section 2.09, in which case the aggregate amount of the prepayment that would have been applied to prepay Term Loans but was so declined may be retained by the Borrower and used for any general corporate purpose not prohibited by this Agreement.

(d) Prepayment of the Term Loans from Net Cash Proceeds and Excess Cash Flow shall be applied without penalty or premium (but subject to Section 2.14) as directed by the Borrower (or, absent such direction, in direct order of maturity of Term Loans under Section 2.07(a)); provided that any Incremental Term Loans, Other Term Loans or Extended Term Loans shall be applied in the order specified in the applicable Permitted Amendment.

(e) Notwithstanding the foregoing provisions of this Section 2.09, to the extent any Net Cash Proceeds or Excess Cash Flow is attributable to a Foreign Subsidiary, each payment pursuant to Section 2.09(a) and Section 2.09(b) shall not be required to the extent repatriation of such amounts (a) would be prohibited or restricted under applicable local law and (b) would result or reasonably be expected to result in material adverse tax consequences (including, as a result of any withholding tax or the upstreaming of cash) to any Parent Entity, the Borrower or any Subsidiary as determined in good faith by the Borrower at the time the corresponding payments would otherwise be required to be made pursuant to Section 2.09(a) or 2.09(b). The non-application of the prepayment amounts as a consequence of this Section 2.09(e) will not, for the avoidance of doubt, constitute a Default or an Event of Default, and such amounts shall be available for working capital or other purposes of the applicable Foreign Subsidiary (or any other Foreign Subsidiary).

(f) Any prepayments required after the application of this Section 2.09 shall be net of any costs, expenses or Taxes incurred by the Borrower or any of its Affiliates or Restricted Subsidiaries as a result of complying with this Section 2.09, and the Borrower and the Restricted Subsidiaries be permitted to make, directly or indirectly, dividends or distributions, to their Affiliates and Parent Entities to cover such Tax liability, costs or expenses.

Section 2.10 Fees.

(a) The Borrower agrees to pay to the Administrative Agent, for its own account, the agency fees set forth in the Fee Letter at the times specified therein (the “Administrative Agent Fees”).

(b) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent at the Payment Office for distribution, if and as appropriate, among the Lenders. Once paid, none of the Fees shall be refundable under any circumstances.

Section 2.11 Interest.

(a) The Term Loans comprising each ABR Borrowing shall bear interest at the ABR plus the Applicable Margin.

(b) The Term Loans comprising each Eurocurrency Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

(c) Following the occurrence and during the continuation of a Specified Event of Default from the date the Borrower receives written notice of such Specified Event of Default from the Administrative Agent, the Borrower shall pay interest on overdue amounts hereunder at a rate per annum equal to (i) in the case of overdue principal of, or interest on, any Term Loan, 2.0% plus the rate otherwise applicable to such Term Loan as provided in the preceding paragraphs of this Section 2.11 or (ii) in the case of any other overdue amount, 2.0% plus the rate applicable to ABR Loans as provided in clause (a) of this Section 2.11.

(d) Accrued interest on each Term Loan shall be payable in arrears (i) on each Interest Payment Date for such Term Loan and (ii) on the applicable Maturity Date; provided that (A) default interest accrued pursuant to paragraph (c) of this Section 2.11 shall be payable on demand, (B) in the event of any repayment or prepayment of any Term Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (C) in the event of any conversion of any Eurocurrency Loan prior to the end of the current Interest Period therefor, accrued interest on such Term Loan shall be payable on the effective date of such conversion.

(e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the ABR at times when the ABR is based on the prime rate, shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and, in each case, shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable ABR, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

Section 2.12 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurocurrency Borrowing:

(a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

(b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Term Loans included in such Borrowing for such Interest Period (each of clause (a) and (b), a “Market Disruption Event”);

then the Administrative Agent shall give notice thereof to the Borrower and the applicable Lenders by telephone, facsimile transmission or PDF attachment to an e-mail as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any applicable Borrowing to, or continuation of any such Borrowing as, a Eurocurrency Borrowing shall be ineffective and such Borrowing shall be converted to or continued as on the last day of the Interest Period applicable thereto an ABR Borrowing and (ii) if any Borrowing Request requests a Eurocurrency Borrowing, such Borrowing shall be made as an ABR Borrowing. During any period in which a Market Disruption Event is in effect, Borrower may request that the Administrative Agent request the Required Lenders to confirm that the circumstances giving rise to the Market Disruption Event continue to be in effect; provided that (A) Borrower shall not be permitted to submit any such request more than once in any 30-day period and (B) nothing contained in this Section 2.12 or the failure to provide confirmation of the continued effectiveness of such Market Disruption Event shall in any way affect the Administrative Agent’s or Required Lenders’ right to provide any additional notices of a Market Disruption Event as provided in this Section 2.12. If the Required Lenders have not confirmed within 10 Business Days after request of such report from the Borrower that a Market Disruption Event has occurred, then such Market Disruption Event shall be deemed to be no longer existing.

Section 2.13 Increased Costs.

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate);

(ii) subject any Recipient to any Taxes (other than Indemnified Taxes and Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Term Loan) or to reduce the amount of any sum received or receivable by such Lender or Recipient hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or Recipient such additional amount or amounts as will compensate such Lender or Recipient for such additional costs incurred or reduction suffered.

(b) If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Term Loans made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity), then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. Notwithstanding any other provision herein, no Lender shall demand compensation pursuant to this Section 2.13(b) as a result of a change in law resulting from Basel III or the Dodd-Frank Wall Street Reform and Consumer Protection Act if it shall not at the time be the general policy or practice of such Lender to demand such compensation from similarly situated borrowers (to the extent that, with respect to such change in law, such Lender has the right to do so under its credit facilities with similarly situated borrowers).

(c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section 2.13 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Promptly after any Lender has determined that it will make a request for increased compensation pursuant to this Section 2.13, such Lender shall notify the Borrower thereof. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.13 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section 2.13 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided, further, that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.14 Break Funding Payments. In the event of (a) the payment of any principal of any Eurocurrency Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurocurrency Loan on the date specified in any notice delivered pursuant hereto or (d) the assignment of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.17, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurocurrency Loan, such loss, cost or expense to any Lender shall be deemed to be the amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Term Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Term Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue a Eurocurrency Loan, for the period that would have been the Interest Period for such Term Loan) over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in Dollars of a comparable amount and period from other banks in the Eurocurrency market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.14 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 2.15 Taxes.

(a) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any Loan Document shall be made free and clear of and without deduction for any Taxes, except as required by applicable law; provided that if a Loan Party or the Administrative Agent shall be required to deduct any Indemnified Taxes from such payments, then (i) the sum payable by such Loan Party shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) the Administrative Agent or any Lender, as applicable, receives an amount equal to the amount it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions and (iii) such Loan Party shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) In addition, the Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) Each Loan Party shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes imposed on the Administrative Agent or such Lender, as applicable (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.15) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to such Loan Party by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) As soon as practicable after any payment of Taxes by a Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.15(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Borrower,

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(f) For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Term Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(g) If the Administrative Agent or any Lender receives a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by a Loan Party or with respect to which such Loan Party has paid additional amounts, in each case pursuant to this Section 2.15, it shall pay an amount equal to such refund to such Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 2.15 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender (including any Taxes imposed with respect to such refund) as is determined by the Administrative Agent or such Lender in good faith, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Loan Party, upon the request of the Administrative Agent or such Lender, agrees to repay as soon as reasonably practicable the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the Administrative Agent or any Lender be required to pay any amount to a Loan Party pursuant to this paragraph (g) the payment of which would place the Administrative Agent or such Lender in a less favorable net after-Tax position than the Administrative Agent or such Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.15 shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes which it deems, in good faith, to be confidential) to the Loan Parties or any other person.

(h) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so) and (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(d) relating to the maintenance of a Participant Register, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender against any amount due to the Administrative Agent under this paragraph (h).

Section 2.16 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a) Unless otherwise specified, the Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or otherwise) prior to 2:00 p.m., New York City time, at the Payment Office, except that payments pursuant to Section 2.13, Section 2.14, Section 2.15 and Section 9.05 shall be made directly to the persons entitled thereto, on the date when due, in immediately available funds, without condition or deduction for any defense, recoupment, set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. The Administrative Agent shall distribute any such payments received by it for the account of any other person to the appropriate recipient promptly following receipt thereof and shall make settlements with the Lenders with respect to other payments at the times and in the manner provided in this Agreement. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

(b) Except as otherwise provided in this Agreement, if (i) at any time insufficient funds are received by and available to the Administrative Agent from the Borrower to pay fully all amounts of principal, interest and fees then due from the Borrower hereunder or (ii) at any time an Event of Default shall have occurred and be continuing and the Administrative Agent shall receive proceeds of Term Loan Priority Collateral in connection with the exercise of remedies, such funds shall be applied in accordance with Section 5.02 of the Collateral Agreement (subject to the application of proceeds provisions contained in the ABL/Term Loan Intercreditor Agreement).

(c) Except as otherwise provided in this Agreement, if any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Class of Term Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Class of Term Loans than the proportion received by any other Lender in such Class, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Term Loans of such Class of other Lenders in such Class to the extent necessary so that the benefit of all such payments shall be shared by the Lenders in such Class ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Term Loans of such Class; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph (c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Term Loans to any assignee or participant, other than to the Borrower or any other Subsidiary or Affiliate thereof in an assignment not permitted by this Agreement (as to which the provisions of this paragraph (c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the New York Federal Reserve Bank Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b) or Section 2.16(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under Section 2.04(b) or Section 2.16(d), as applicable, until all such unsatisfied obligations are fully paid.

Section 2.17 Mitigation Obligations; Replacement of Lenders.

(a) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Term Loans hereunder or assign its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as applicable, in the future and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, either (i) so long as no Default or Event of Default has occurred and is continuing, prepay such Lender’s outstanding Term Loans hereunder in full on a non-pro rata basis without premium or penalty or (ii) require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (A) in the case of clause (ii) above, the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Term Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments. No action by or consent of the replaced Lender shall be necessary in connection with such removal or assignment, in the case of clause (ii) above, which shall be immediately and automatically effective upon payment of such purchase price. In connection with any such assignment, the Borrower, the Administrative Agent, such replaced Lender and the replacement Lender shall otherwise comply with Section 9.04; provided that if such replaced Lender does not comply with Section 9.04 within three Business Days after the Borrower’s request, compliance with Section 9.04 shall not be required to effect such assignment.

(c) If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination which, pursuant to the terms of Section 9.08, requires the consent of all of the Lenders affected or all Lenders and with respect to which the Required Lenders shall have granted their consent, then the Borrower shall have the right (unless such Non-Consenting Lender grants such consent) at its sole expense, to either (i) so long as no Default or Event of Default has occurred and is continuing, prepay such Lender’s outstanding Term Loans hereunder in full on a non-pro rata basis without premium or penalty (including with respect to the processing and recordation fee referred to in Section 9.04(b)(ii)(B)) or (ii) replace such Non-Consenting Lender by deeming such Non-Consenting Lender to have assigned its Term Loans and its Commitments hereunder to one or more assignees reasonably acceptable to the Administrative Agent; provided that (A) all Obligations of the Borrower owing to such Non-Consenting Lender (including accrued Fees and any amounts due under Section 2.08(b), Section 2.13, Section 2.14 or Section 2.15) being removed or replaced shall be paid in full to such Non-Consenting Lender concurrently with such removal or assignment and (B) in the case of clause (ii) above, the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. No action by or consent of the Non-Consenting Lender shall be necessary in connection with such removal or assignment, in the case of clause (ii) above, which shall be immediately and automatically effective upon payment of such purchase price. In connection with any such assignment, the Borrower, the Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 9.04; provided that if such Non-Consenting Lender does not comply with Section 9.04 within three Business Days after the Borrower’s request, compliance with Section 9.04 shall not be required to effect such assignment.

Section 2.18 Illegality. If any Lender reasonably determines that any change in law has made it unlawful, or if any Governmental Authority has asserted after the Closing Date that it is unlawful, for any Lender or its applicable lending office to make or maintain any Eurocurrency Loans, then, upon notice thereof by such Lender to the Borrower through the Administrative Agent, any obligations of such Lender to make or continue Eurocurrency Loans or to convert ABR Borrowings to Eurocurrency Borrowings shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), either convert all Eurocurrency Borrowings of such Lender to ABR Borrowings, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Term Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

Section 2.19 Incremental Term Facilities.

(a) At any time and from time to time, subject to the terms and conditions set forth herein, the Borrower may, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), add additional Term Loans or add one or more additional tranches of term loans (the “Incremental Term Loans”; each such increase or tranche, an “Incremental Facility”). Notwithstanding anything to the contrary herein, the aggregate amount of the Incremental Facilities shall not exceed an amount equal to the sum of (x) so long as the proceeds of the applicable Incremental Facility are not used to repay or prepay any Junior Financing (provided that such requirement shall only apply on and prior to the Senior Unsecured Notes Refinancing Date), $150.0 million plus amounts incurred under the Incremental Amendment No. 1, plus (y) amounts previously prepaid pursuant to Section 2.08 (the “Non-Ratio-Based Incremental Facility Cap”); provided that the Borrower may incur additional Incremental Facilities without regard to the Non-Ratio-Based Incremental Facility Cap and such amounts so incurred shall not count toward the Non-Ratio-Based Incremental Facility Cap (each such Incremental Facility, a “Ratio-Based Incremental Facility”) so long as after the incurrence of such Incremental Term Loan (calculated without giving effect to any incurrence under clause (x)), the First Lien Leverage Ratio, determined on a Pro Forma Basis, is equal to or less than 4.50:1.00. The Borrower shall be entitled to incur amounts under the Non-Ratio-Based Incremental Facility Cap, any Ratio-Based Incremental Facility or any combination thereof. Each tranche of Incremental Term Loans shall be in an integral multiple of $1.0 million and in an aggregate principal amount that is not less than $15.0 million (or such lesser minimum amount approved by the Administrative Agent in its reasonable discretion); provided that such amount may be less than the applicable minimum amount or integral multiple amount if such amount represents all the remaining availability under the Non-Ratio-Based Incremental Facility Cap or in respect of Ratio-Based Incremental Facilities.

(b) Each notice from the Borrower pursuant to this Section 2.19 shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans. Incremental Term Loans may be provided by any existing Lender (it being understood that no existing Lender will have an obligation to provide, and the Borrower shall have no obligation to offer any existing Lender the opportunity to provide any commitment for, Incremental Term Loans), in each case, on terms permitted under this Section 2.19, or any Additional Lender; provided that the Administrative Agent shall have consented (in each case, such consent not to be unreasonably withheld, delayed or conditioned) to any Additional Lender’s providing such Incremental Term Loans if such consent by the Administrative Agent would be required under Section 9.04 for an assignment of Term Loans to such Additional Lender; provided further that the making of any Incremental Term Loans by any Non-Debt Fund Affiliate shall be subject to the terms and conditions applicable to any assignment of Term Loans to such Affiliated Lender as if such Incremental Term Loans were assigned to such Affiliated Lender. Each Incremental Facility shall become effective pursuant to an amendment (each, an “Incremental Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Lender or Additional Lender providing such Incremental Facility (but without the consent of any other Lender) and the Administrative Agent. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Facility Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Facility Amendment, this Agreement and the other Loan Documents, as applicable, shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Facility and the Incremental Term Loans evidenced thereby.

(c) Any Incremental Facility shall be subject to the following terms and conditions (i) no Default or Event of Default shall have occurred and be continuing or would result from the incurrence of such Incremental Facility; provided that if the proceeds of such Incremental Facility are, substantially concurrently with the receipt thereof, to be used by the Borrower or any Loan Party to finance, in whole or in part, a Permitted Business Acquisition or investments in equity, then the foregoing shall be limited to Specified Events of Default, (ii) without the prior written consent of the Required Lenders, (A) the final maturity date of any Incremental Facility shall be no earlier than the Latest Maturity Date, (B) the Weighted Average Life to Maturity of any Incremental Facility shall be no shorter than the remaining Weighted Average Life to Maturity of the then outstanding Term Facility with the longest Weighted Average Life to Maturity and (C) subject to clauses (A) and (B), the amortization schedules applicable to such Incremental Facility shall be as determined by the Borrower and the Lenders or Additional Lenders thereunder, (iii) such Incremental Facility shall, at the discretion of the Borrower, (A) rank pari passu in right of payment with the Obligations, (B) be subordinated in right of payment to the Obligations, (C) be secured on a pari passu basis with the Obligations, (D) be secured on a junior basis to the Obligations or (E) be unsecured; provided that (1) if subordinated or secured (except to the extent incurred under the terms of this Agreement), any intercreditor or lien subordination arrangements shall be reasonably satisfactory to the Administrative Agent and (2) if secured on a pari passu basis with the Obligations, such Incremental Facility shall be on terms and pursuant to documentation applicable to the Obligations (and if not secured on a pari passu basis with the Obligations, shall be pursuant to separate documentation reasonably acceptable to the Administrative Agent), (iv) any Incremental Facility may provide for the ability of the Lenders or Additional Lenders providing such Incremental Facility to participate on a pro rata basis or less than pro rata basis (but not greater than pro rata basis) in any voluntary or mandatory prepayments of the Term Loans; (v) the interest rate, upfront fees and original issue discount for any Incremental Term Loans shall be as determined by the Borrower and the Lenders or Additional Lenders providing such Incremental Facility; provided that with respect to any Incremental Facility (other than an Incremental Facility of the type referenced to in (B), (D) or (E) of clause (iii) above) in the event that the yield on such Incremental Facility (taking into account interest margins, minimum Adjusted LIBO Rate, minimum ABR, upfront fees and original issue discount on such Incremental Term Loans, with upfront fees and original issue discount being equated to interest margins based on an assumed four year life to maturity, but exclusive of any arrangement, syndication, structuring, commitment or other fees payable in connection therewith) (the “Incremental Yield”) exceeds the yield on the Term Loans hereunder (determined as provided in the immediately preceding parenthetical) by more than 0.50%, then the interest margins for the Term Loans hereunder shall automatically be increased to a level such that the yield on such Term Loans is 0.50% below the Incremental Yield (it being agreed that any increase in yield to any existing facility required due to the application of an Adjusted LIBO Rate or ABR “floor” on any Incremental Facility shall be effected solely through an increase therein (or implementation thereof, as applicable)), (vi) any other fees payable in connection with any Incremental Term Loans shall be as determined by the Borrower and the Lenders or Additional Lenders providing such Incremental Facility and (vii) except as otherwise provided in clauses (i) through (vi), all other terms of such Incremental Facility, if not substantially consistent with the terms of the then existing Term Loans, shall be reasonably satisfactory to the Administrative Agent (it being understood that, to the extent any financial maintenance covenant is added for the benefit of any Incremental Facility, no consent shall be required from the Administrative Agent or the Lenders to the extent that such then existing financial maintenance covenant is (x) added for the benefit of the Term Loans hereunder or (y) only applicable after the Latest Maturity Date of the Term Loans).

(d) The proceeds of any Incremental Term Loans will be used for general corporate purposes (including financing capital expenditures, Permitted Business Acquisitions, Restricted Payments, refinancing of Indebtedness and any other transaction not prohibited hereunder).

(e) At any time and from time to time, subject to the terms and conditions set forth herein, the Borrower may, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy of such notice to each of the Lenders), request to issue one or more series of Incremental Equivalent Term Debt in an aggregate principal amount not to exceed, as of the date of and after giving effect to the issuance of any such Incremental Equivalent Term Debt, the aggregate amount of Incremental Facilities then permitted to be incurred under Section 2.19 (determined assuming that the proceeds of any such Incremental Facilities would have been used for the same purposes as the proceeds of such Incremental Equivalent Term Debt); provided that the incurrence of any Incremental Equivalent Term Debt shall reduce, on a dollar-for-dollar basis, the aggregate amount of Incremental Facilities permitted to be incurred under Section 2.19.

(f) The issuance of any Incremental Equivalent Term Debt pursuant to this Section 2.19(f), shall be subject to the following terms and conditions (i) the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the date of issuance of the Incremental Equivalent Term Debt signed by a Responsible Officer of the Borrower, certifying and attaching the resolutions adopted by the Borrower approving or consenting to the execution and delivery of the applicable financing documentation in respect of such Incremental Equivalent Term Debt and the issuance of such Incremental Equivalent Term Debt, (ii) no Default or Event of Default shall have occurred and be continuing or would result from the incurrence of such Incremental Equivalent Term Debt; provided that if the proceeds of such Incremental Equivalent Term Debt are, substantially concurrently with the receipt thereof, to be used by the Borrower or any Loan Party to finance, in whole or in part, a Permitted Business Acquisition or investments in equity, then the foregoing shall be limited to Specified Events of Default, (iii) without the prior written consent of the Required Lenders, (A) the final maturity date of any Incremental Equivalent Term Debt shall be no earlier than the Latest Maturity Date, (B) the Weighted Average Life to Maturity of any Incremental Equivalent Term Debt shall be no shorter than the remaining Weighted Average Life to Maturity of the then outstanding Term Facility with the longest Weighted Average Life to Maturity and (C) subject to clauses (A) and (B), the amortization schedules applicable to such Incremental Equivalent Term Debt shall be as determined by the Borrower and the Lenders or Additional Lenders thereunder, (iii) such Incremental Equivalent Term Debt shall, at the discretion of the Borrower, (A) rank pari passu in right of payment with the Obligations, (B) be subordinated in right of payment to the Obligations, (C) be secured on a pari passu basis with the Obligations, (D) be secured on a junior basis to the Obligations or (E) be unsecured; provided that if subordinated or secured, any intercreditor or lien subordination arrangements shall be reasonably satisfactory to the Administrative Agent, (iv) any fees payable in connection with such Incremental Equivalent Term Debt shall be determined by the Borrower and the arrangers or lenders providing such Incremental Equivalent Term Debt, (v) any Incremental Equivalent Term Debt may provide for the ability of the lenders providing such Incremental Equivalent Term Debt to participate on a pro rata basis or less than pro rata basis (but not greater than pro rata basis) in any voluntary or mandatory prepayments of the Term Loans; (vi) the interest rate, upfront fees and original issue discount for any Incremental Equivalent Term Debt shall be as determined by the Borrower and the lenders providing such Incremental Equivalent Term Debt; provided that, with respect to (x) any Incremental Equivalent Term Debt incurred on or prior to the Senior Unsecured Notes Refinancing Date that is secured on a pari passu basis with the Obligations and (y) any Incremental Equivalent Term Debt in the form of term loans incurred after the Senior Unsecured Notes Refinancing Date that is secured on a pari passu basis with the Obligations, in the event that the Incremental Yield on such Incremental Equivalent Term Debt exceeds the yield on the Term Loans hereunder (determined in accordance with the calculation of “Incremental Yield”) by more than 0.50%, then the interest margins for the Term Loans hereunder shall automatically be increased to a level such that the yield on such Term Loans is 0.50% below the Incremental Yield (it being agreed that any increase in yield to any existing facility required due to the application of an Adjusted LIBO Rate or ABR “floor” on any Incremental Equivalent Term Debt shall be effected solely through an increase therein (or implementation thereof, as applicable)), (vii) all other terms of such Incremental Equivalent Term Debt, will be as agreed between the Borrower and the lenders providing such Incremental Equivalent Term Debt, provided that, with respect to Incremental Equivalent Term Debt that is secured on a pari passu basis with the Obligations only, except as otherwise provided in clauses (i) through (vi), all other terms of such Incremental Equivalent Term Debt, if not substantially consistent with the terms of the then existing Term Facility, shall be reasonably satisfactory to the Administrative Agent (it being understood that, to the extent any financial maintenance covenant is added for the benefit of any Incremental Equivalent Term Debt no consent shall be required from the Administrative Agent or the Lenders to the extent that such then existing financial maintenance covenant is (x) added for the benefit of the Term Loans hereunder or (y) only applicable after the Latest Maturity Date of the Term Loans). This Section 2.19 shall supersede any provisions in Section 9.08 to the contrary. For the avoidance of doubt, no existing Lender will be required to provide any Incremental Equivalent Term Debt and the Borrower shall have no obligation to offer any existing Lender the opportunity to provide any commitment for any Incremental Equivalent Term Debt.

Section 2.20 Refinancing Amendments.

At any time and from time to time, the Borrower may obtain, from any Lender or any Additional Lender, Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Term Loans or Commitments then outstanding under this Agreement, in each case, pursuant to a Refinancing Amendment, which Credit Agreement Refinancing Indebtedness may, at the election of the Borrower, take the form of (i) new Term Loans under an additional or replacement Term Facility hereunder (“Other Term Loans”), or (ii) one or more additional series of unsecured or subordinated notes or loans or senior secured loans or notes that will be secured by the Collateral on a pari passu basis with the Term Facility, or junior lien secured or unsecured notes or loans that will be secured on a junior basis to the Term Facility. Any Other Term Loans may participate on a pro rata basis or on a less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory prepayments hereunder, as specified in the applicable Refinancing Amendment (provided that if the Lenders or Additional Lenders providing such Credit Agreement Refinancing Indebtedness have the ability to decline mandatory prepayments, any such mandatory prepayment that is not accepted by such Lenders or Additional Lenders shall be applied, subject to the right of any applicable Lender to decline mandatory prepayments (if any), to the non-refinanced Term Loans of the Class being refinanced). The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.01 (including, solely to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of customary legal opinions, board resolutions, officers’ certificates or reaffirmation agreements consistent with those delivered on the Closing Date under Section 4.01 (other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent)). Each incurrence of Credit Agreement Refinancing Indebtedness under this Section 2.20 shall be in an aggregate principal amount of not less than $25.0 million. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Term Loans subject thereto as Other Term Loans). Any Refinancing Amendment may, without the consent of any person other than the Administrative Agent, the Borrower and the Lenders or Additional Lenders providing the applicable Credit Agreement Refinancing Indebtedness, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.20. This Section 2.20 shall supersede any provisions in Section 9.08 to the contrary. It is understood that (a) any Lender approached to provide all or a portion of Credit Agreement Refinancing Indebtedness may elect or decline, in its sole discretion, to provide such Credit Agreement Refinancing Indebtedness (it being understood that there is no obligation to approach any existing Lenders to provide any such commitment to provide Other Term Loans), (b) the Administrative Agent shall have consented (such consent not to be unreasonably withheld, delayed or conditioned) to such person’s providing such Credit Agreement Refinancing Indebtedness if such consent would be required under Section 9.04 for an assignment of Term Loans to such person and (c) the making of any Other Term Loans by any Non-Debt Fund Affiliate shall be subject to the terms and conditions applicable to any assignment of Term Loans to such Affiliated Lender as if such Other Term Loans were assigned to such Affiliated Lender.

Section 2.21 Extensions of Term Loans.

(a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders of Term Loans with a like Maturity Date on a pro rata basis (based on the aggregate outstanding principal amount of the respective Term Loans with a like Maturity Date) and on the same terms to each such Lender, the Borrower is hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in such Extension Offers to extend the Maturity Date of each such Lender’s Term Loans and otherwise modify the terms of such Term Loans pursuant to the terms of the relevant Extension Offer (including by increasing the interest rate or fees payable in respect of such Term Loans or modifying the amortization schedule in respect of such Lender’s Term Loans) (each, an “Extension”, and each group of Term Loans so extended, as well as the original Term Loans not so extended, being a “tranche”). Any Extended Term Loans shall constitute a separate tranche of Term Loans from the tranche of Term Loans from which they were converted, so long as the following terms are satisfied: (i) no Event of Default shall have occurred and be continuing at the time the offering document in respect of an Extension Offer is delivered to the Lenders; (ii) except as to pricing (interest rate, fees, funding discounts and prepayment premiums) and maturity (which shall be set forth in the relevant Extension Offer), the Term Loans of any Lender that agrees to an Extension with respect to such Term Loans (an “Extending Term Lender”) extended pursuant to any Extension (“Extended Term Loans”) shall have the same terms as the tranche of Term Loans subject to such Extension Offer (except for covenants or other provisions contained therein applicable only to periods after the then Latest Maturity Date of the Term Loans); (iii) the final maturity date of any Extended Term Loans shall be no earlier than the then Latest Maturity Date of the Term Loans; (iv) the Weighted Average Life to Maturity of any Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Class extended thereby; (v) any Extended Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder, in each case, as specified in the respective Extension Offer (provided that if the applicable Extending Term Lenders have the ability to decline mandatory prepayments, any such mandatory prepayment that is not accepted by the applicable Extending Term Lenders shall be applied, subject to the right of any applicable Lender to decline mandatory prepayments (if any), to the non-extended Term Loans of the Class being extended); (vi) if the aggregate principal amount of Term Loans (calculated on the face amount thereof) in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Term Loans offered to be extended by the Borrower pursuant to such Extension Offer, then the Term Loans of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension Offer; (vii) the Extended Term Loans may not be guaranteed by any Subsidiary of the Borrower other than the Loan Parties; (viii) no assets or property shall secure the Extended Term Loans unless such assets or property constitute Collateral; and (ix) any applicable Minimum Extension Condition shall be satisfied unless waived by the Borrower.

(b) With respect to all Extensions consummated by the Borrower pursuant to this Section 2.21, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of this Agreement and (ii) each Extension Offer shall specify the minimum amount of Term Loans to be tendered, which shall be with respect to Term Loans of a Class an integral multiple of $1.0 million and an aggregate principal amount that is not less than $25.0 million (or if less, the remaining outstanding principal amount thereof) (or such lesser minimum amount reasonably approved by the Administrative Agent) (a “Minimum Extension Condition”). The transactions contemplated by this Section 2.21 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Term Loans on such terms as may be set forth in the relevant Extension Offer) shall not require the consent of any Lender or any other person (other than as set forth in clause (c) of this Section 2.21), and the requirements of any provision of this Agreement (including Section 2.09 and Section 2.16) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.21 shall not apply to any of the transactions effected pursuant to this Section 2.21.

(c) The consent (such consent not to be unreasonably withheld, delayed or conditioned) of the Administrative Agent shall be required to effectuate any Extension. No consent of any Lender or any other person shall be required to effectuate any Extension, other than the consent of the Borrower and each Lender agreeing to such Extension with respect to one or more of its Term Loans (or a portion thereof). The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents (an “Extension Amendment”) with the Borrower as may be necessary in order to establish new tranches in respect of Term Loans so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new tranches or sub-tranches, in each case on terms consistent with this Section 2.21. This Section 2.21 shall supersede any provisions in Section 9.08 to the contrary. For the avoidance of doubt, it is understood that no existing Lenders will have any obligation to commit to any such extension.

ARTICLE III

Representations and Warranties

Each of Holdings (solely in respect of Sections 3.01, 3.02, 3.03, 3.04, 3.05, and 3.17, and solely regarding Holdings as such provision relates to its respective Guarantee of the Obligations, its respective pledge of the Equity Interests of the Borrower, financial statements, Article VI and Article VIA) and the Borrower, with respect to itself and each of its Restricted Subsidiaries, represents and warrants to each Agent and to each of the Lenders that:

Section 3.01 Organization; Powers. Each of Holdings, the Borrower and the other Restricted Subsidiaries (i) is a partnership, limited liability company or corporation duly organized, validly existing and in good standing (or in any foreign jurisdiction where an equivalent status exists, enjoys the equivalent status under the laws of such foreign jurisdiction of organization) under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, (iii) is qualified to do business in each jurisdiction where such qualification is required, except where the failure so to qualify would not reasonably be expected to have a Material Adverse Effect, and (iv) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow and otherwise obtain credit hereunder.

Section 3.02 Authorization. The execution, delivery and performance by each Loan Party of each of the Loan Documents to which it is a party, the borrowings hereunder and the Transactions (a) have been duly authorized by all corporate, stockholder, partnership or limited liability company action required to be taken by the Loan Parties and (b) will not violate (i) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreement or by-laws) of any Loan Party or (ii) any applicable order of any court or any rule, regulation or order of any Governmental Authority, where any such violation referred to in this Section 3.02(b) would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (c) will not result in the creation or imposition of any Lien upon any property or assets of any Loan Party, other than the Liens created by the Loan Documents and Permitted Liens.

Section 3.03 Enforceability. This Agreement has been duly executed and delivered by each Loan Party that is party hereto and constitutes, and each other Loan Document when executed and delivered by each Loan Party that is party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (c) implied covenants of good faith and fair dealing and (d) any foreign laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries that are not Loan Parties.

Section 3.04 Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority or third party is or will be required in connection with the Transactions, the perfection or maintenance of the Liens created under the Security Documents or the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral, except for (a) the filing of Uniform Commercial Code financing statements and equivalent filings in foreign jurisdictions, (b) filings with the United States Patent and Trademark Office and the United States Copyright Office and comparable offices in foreign jurisdictions and equivalent filings in foreign jurisdictions, (c) filings required under Environmental Laws as set forth on Schedule 3.04, (d) such as have been made or obtained and are in full force and effect, (e) such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect and (f) filings or other actions listed on Schedule 3.04.

Section 3.05 Financial Statements.

(a) The Pro Forma Financial Statements, copies of which have heretofore been furnished to each Lender, have been prepared giving effect to the Transactions. The Pro Forma Financial Statements have been prepared based on the best information available to the Borrower as of the date of delivery thereof, and present fairly on a pro forma basis the estimated financial position of Holdings and its consolidated Subsidiaries as at June 30, 2013, assuming that the events specified in the preceding sentence had actually occurred at such date.

(b) Each of the Historical Annual Financial Statements and the Historical Interim Financial Statements fairly present in all material respects the consolidated financial condition of the Borrower and its Restricted Subsidiaries as of the dates thereof and the results of operation of the Borrower and its Restricted Subsidiaries for the periods covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein and subject to normal year-end audit adjustments. As of the Second Amendment Effective Date, none of Holdings nor any Restricted Subsidiary has any material Guarantee obligations, known contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from September 30, 2016 to and including the Second Amendment Effective Date there has been no disposition by Holdings or any Restricted Subsidiary of any material part of its business or property.

Section 3.06 Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any Restricted Subsidiary pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made to employees of each Restricted Subsidiary have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters; and (c) all payments due from any Restricted Subsidiary on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Restricted Subsidiary.

Section 3.07 Title to Properties. Each of the Borrower and the Restricted Subsidiaries has valid fee simple title to, or valid leasehold interests in, or easements or other limited property interests in, all of its Real Properties and has valid title to its personal property and assets, in each case, except for Permitted Liens and defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes and except where the failure to have such title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such properties and assets are free and clear of Liens, other than Permitted Liens.

Section 3.08 Subsidiaries.

(a) Schedule 3.08(a) sets forth as of the Incremental Amendment Effective Date the name and jurisdiction of incorporation, formation or organization of each direct or indirect Subsidiary of Holdings and, as to each such Subsidiary, the percentage of each class of Equity Interests owned by Holdings or by any such Subsidiary.

(b) As of the Incremental Amendment Effective Date and except as set forth on Schedule 3.08(b), there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Equity Interests owned or held by Holdings, the Borrower or any of the Restricted Subsidiaries.

Section 3.09 Litigation; Compliance with Laws.

(a) Except as set forth on Schedule 3.09(a), there are no actions, suits or proceedings at law or in equity or by or on behalf of any Governmental Authority or in arbitration now pending, or, to the knowledge of the Borrower, threatened in writing against or affecting the Borrower or any of the Restricted Subsidiaries or any business, property or rights of any such person (but excluding any actions, suits or proceedings arising under or relating to any Environmental Laws, which are subject to Section 3.16) which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) To the knowledge of the Borrower, none of the Borrower, the Restricted Subsidiaries or their respective properties or assets is in violation of (nor will the continued operation of their material properties and assets as currently conducted violate) any law, rule or regulation (including any zoning, building, ordinance, code or approval, or any building permit, but excluding any Environmental Laws, which are subject to Section 3.16) or any restriction of record or agreement affecting any property, or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.10 Federal Reserve Regulations.

(a) Neither the Borrower nor any of the Restricted Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

(b) No part of the proceeds of any Term Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or Regulation X.

Section 3.11 Investment Company Act. None of Holdings nor any of the Restricted Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

Section 3.12 [Reserved.]

Section 3.13 Tax Returns. Except as set forth on Schedule 3.13:

(a) Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each of Holdings and the Restricted Subsidiaries has filed or caused to be filed all federal, state, local and non-U.S. Tax returns required to have been filed by it and each such Tax return is true and correct;

(b) Each of Holdings and the Restricted Subsidiaries has timely paid or caused to be timely paid all Taxes shown to be due and payable by it on the returns referred to in clause (a) of this Section 3.13 and all other Taxes or assessments (or made adequate provision (in accordance with GAAP) for the payment of all Taxes due) with respect to all periods or portions thereof ending on or before the Second Amendment Effective Date (except Taxes or assessments that are being contested in good faith by appropriate proceedings in accordance with Section 5.03 and for which Holdings or any of the Restricted Subsidiaries (as the case may be) has set aside on its books adequate reserves in accordance with GAAP), which Taxes, if not paid or adequately provided for, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

(c) Other than as would not be in, individually or in the aggregate, reasonably expected to have a Material Adverse Effect, as of the Incremental Amendment Effective Date, with respect to each of Holdings and any of the Restricted Subsidiaries, there are no claims being asserted in writing with respect to any Taxes.

Section 3.14 No Material Misstatements.

(a) All written information (other than the Projections, estimates and information of a general economic nature or general industry nature) (the “Information”) concerning Holdings, or any of its Subsidiaries and any transactions contemplated hereby or by the Second Amendment prepared by or on behalf of the foregoing or their representatives and made available to any Lender, any Lead Arranger or the Administrative Agent in connection with the transactions contemplated hereby or by the Second Amendment, when taken as a whole, was true and correct in all material respects as of the date such Information was furnished to such person and as of the Second Amendment Effective Date and did not, taken as a whole, contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein, taken as a whole, not materially misleading in light of the circumstances under which such statements were made.

(b) The Projections and estimates and information of a general economic nature prepared by or on behalf of the Borrower or any of its representatives and that have been made available to any Lenders, any Lead Arranger or the Administrative Agent in connection with the Transactions or the other transactions contemplated hereby have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as of the date thereof (it being understood that actual results may vary materially from the Projections), as of the date such Projections and estimates were furnished to the Lenders and as of the Closing Date.

Section 3.15 Employee Benefit Plans.

(a) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) each Plan is in compliance with the applicable provisions of ERISA and the Code; (ii) no Reportable Event has occurred during the past five years as to which Holdings or any of the Restricted Subsidiaries or any ERISA Affiliate was required to file a report with the PBGC; (iii) no ERISA Event has occurred or is reasonably expected to occur; (iv) none of Holdings or the Restricted Subsidiaries has engaged in a “prohibited transaction” (as defined in Section 406 of ERISA and Code Section 4975) in connection with any employee pension benefit plan (as defined in Section 3(2) of ERISA) that would subject Holdings or any of the Restricted Subsidiaries to tax or other penalty; (v) none of Holdings, any of the Restricted Subsidiaries or, to the knowledge of the Borrower or any of the Restricted Subsidiaries, any ERISA Affiliate has received any written notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, or has knowledge that any Multiemployer Plan is reasonably expected to be in reorganization (within the meaning of Section 4242 of ERISA), terminated, insolvent (within the meaning of Section 4245 of ERISA), or in endangered or in, or reasonably expected to be in, critical status (within the meaning of Section 305 of ERISA); and (vi) none of Holdings, any of the Restricted Subsidiaries or, to the knowledge of the Borrower and the Restricted Subsidiaries, any ERISA Affiliate has incurred, and neither Holdings nor any of the Restricted Subsidiaries is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan.

(b) Each of Holdings and the Restricted Subsidiaries is in compliance with (i) all applicable provisions of law and all applicable regulations and published interpretations thereunder with respect to any employee pension benefit plan or other employee benefit plan governed by the laws of a jurisdiction other than the United States and (ii) the terms of any such plan, except, in each case, for such noncompliance that would not reasonably be expected to have a Material Adverse Effect.

(c) Within the last five years, no Plans of Holdings or any of the Restricted Subsidiaries or, to the knowledge of the Borrower or any of the Restricted Subsidiaries, ERISA Affiliates have been terminated, whether or not in a “standard termination” (as such term is used in Section 404(b)(1) of ERISA) that would reasonably be expected to result in liability to Holdings, the Restricted Subsidiaries or the ERISA Affiliates in excess of $15.0 million, nor has any Plan of the Borrower or any of the Restricted Subsidiaries or, to the knowledge of the Borrower or the Restricted Subsidiaries, the ERISA Affiliates (determined at any time within the past five years) with an Insufficiency been transferred outside of the “controlled group” (within the meaning of Section 4001(a)(14) of ERISA) of Holdings, the Restricted Subsidiaries or the ERISA Affiliates that has or would reasonably be expected to result in a Material Adverse Effect.

(d) Except as would not reasonably be expected to result in a Material Adverse Effect, there are no pending, or to the knowledge of the Borrower, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any person as fiduciary or sponsor of any Plan that could result in liability to Holdings or any of the Restricted Subsidiaries.

(e) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Foreign Benefit Plan is in compliance in all material respects with all requirements of law applicable thereto and the respective requirements of the governing documents of such plan. With respect to each Foreign Benefit Plan, none of Holdings or any of the Restricted Subsidiaries or Affiliates or any of their respective directors, officers, employees or agents has engaged in a transaction which would subject Holdings or any of the Restricted Subsidiaries or Affiliates, directly or indirectly, to a tax or civil penalty which can reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

Section 3.16 Environmental Matters. Except as set forth on Schedule 3.16 or as to matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) the Borrower and each of the Restricted Subsidiaries is in compliance with all Environmental Laws (including having obtained all permits, licenses and other approvals required under any Environmental Law for the operation of its business as currently conducted and being in compliance with the terms of such permits, licenses and other approvals), (b) neither the Borrower nor any of the Restricted Subsidiaries has received notice of or is subject to any pending, or to the Borrower’s knowledge, threatened action, suit or proceeding alleging a violation of, or liability under, any Environmental Law that remains outstanding or unresolved, (c) to the Borrower’s knowledge, there is and has been no Release or threatened Release of Hazardous Material at, on or under any property currently or formerly owned, operated or leased by the Borrower or any of the Restricted Subsidiaries and no Hazardous Material has been generated, owned, treated, stored, handled or controlled by the Borrower or any of the Restricted Subsidiaries and transported to or Released at any location which, in each case, described in this clause (c), would reasonably be expected to result in liability to the Borrower or the Restricted Subsidiaries and (d) there are no agreements in which the Borrower or any of the Restricted Subsidiaries has expressly assumed or undertaken responsibility for any known or reasonably likely liability or obligation of any other person arising under or relating to Environmental Laws or any Hazardous Materials.

Section 3.17 Security Documents.

(a) The Collateral Agreement is effective to create in favor of the Administrative Agent (for the benefit of the Secured Parties) a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Collateral described in the Collateral Agreement, when certificates or promissory notes, as applicable, representing such Pledged Collateral are delivered to the Administrative Agent (or a designated bailee thereof), and in the case of the other Collateral described in the Collateral Agreement (other than the Intellectual Property (as defined in the Collateral Agreement)), when financing statements and other filings specified in the Collateral

Agreement are filed in the offices specified in the schedules to the Collateral Agreement, the Administrative Agent (for the benefit of the Secured Parties) shall have a perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and, subject to Section 9-315 of the New York Uniform Commercial Code, the proceeds thereof, as security for the Obligations to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, in each case prior and superior in right to the Lien of any other person (except for Permitted Liens).

(b) When the Collateral Agreement or a summary thereof is properly filed in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to Collateral in which a security interest cannot be perfected by such filings, upon the proper filing of the financing statements referred to in paragraph (a) of this Section 3.17, the Administrative Agent (for the benefit of the Secured Parties) shall have, solely if and to the extent that a security interest may be perfected by making such filings, a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties thereunder in the domestic Intellectual Property, in each case prior and superior in right to the Lien of any other person (except for Permitted Liens) (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the grantors after the Second Amendment Effective Date).

(c) Notwithstanding anything herein (including this Section 3.17) or in any other Loan Document to the contrary, neither the Borrower nor any Restricted Subsidiary makes any representation or warranty as to the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary that is not a Loan Party, or as to the rights and remedies of the Agents or any Lender with respect thereto, under foreign law.

Section 3.18 Location of Real Property and Leased Premises.

(a) Schedule 3.18 correctly identifies, in all material respects, as of the Incremental Amendment Effective Date, all Material Real Property owned by the Loan Parties. As of the Incremental Amendment Effective Date, the Loan Parties own in fee all the Real Property set forth as being owned by them on Schedule 3.18.

(b) Schedule 3.18 lists correctly in all material respects, as of the Incremental Amendment Effective Date, all Material Real Property leased by any Loan Party and the addresses thereof.

Section 3.19 Solvency. On the Incremental Amendment Effective Date, after giving effect to the consummation of the transactions contemplated by the Incremental Amendment No. 1, including the making of the 2018 Incremental Term Loans hereunder, and after giving effect to the application of the proceeds of such Indebtedness: (a) the fair value of the assets of Holdings and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, direct, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of Holdings and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) Holdings and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured; and (d) Holdings and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital. For purposes of determining solvency, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability.

Section 3.20 No Material Adverse Effect. Since September 30, 2017, there has been no change in the financial condition, business, operations, assets or liabilities of Holdings and the Restricted Subsidiaries that, taken as a whole, has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

Section 3.21 [Reserved].

Section 3.22 USA PATRIOT Act; FCPA; OFAC.

(a) To the extent applicable, each of Holdings and the Restricted Subsidiaries is in compliance, in all material respects, with the USA PATRIOT Act.

(b) Neither Holdings nor any of the Restricted Subsidiaries is any of the following:

(i) a person that is listed in the annex to, or it otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing effective September 24, 2001 (the “Executive Order”);

(ii) a person owned or Controlled by, or acting for or on behalf of, any person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii) a person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any laws with respect to terrorism or money laundering;

(iv) a person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or

(v) a person that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) at its official website or any replacement website or other replacement official publication of such list and none of the proceeds of the Term Loans will be, directly or indirectly, offered, lent, contributed or otherwise made available to any Subsidiary, joint venture partner or other person (A) for the purpose of financing the activities of any person, or in any country or territory, that, at the time of such financing, is the subject of sanctions administered by OFAC or by any other authority applicable to Holdings or any of the Restricted Subsidiaries or (B) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of FCPA or any other anti-corruption law, rule or regulation applicable to Holdings or any of the Restricted Subsidiaries.

Section 3.23 Intellectual Property; Licenses, Etc. Except as would not reasonably be expected to have a Material Adverse Effect or as set forth on Schedule 3.23, (a) the Borrower and each of the Subsidiary Loan Parties owns, or possesses the right to use, all intellectual property, including all of the patents, patent rights, trademarks, service marks, trade names, trade dress, copyrights or mask works, domain names, applications and registrations for any of the foregoing (collectively, “Intellectual Property Rights”) that are reasonably necessary for the operation of their respective businesses, (b) neither the

Borrower nor any of the Subsidiary Loan Parties nor any product, process, method, substance, part or other material now employed, sold or offered by the Borrower or the Subsidiary Loan Parties is infringing, misappropriating or otherwise violating Intellectual Property Rights of any person, (c) no claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrower, threatened, and (d) no person is infringing, misappropriating or otherwise violating the Intellectual Property Rights owned by the Borrower or by any of the Subsidiary Loan Parties.

Section 3.24 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

It is understood and agreed that the only representations and warranties contained in this Article III that are required to be made on the Closing Date are the Specified Representations in accordance with Section 4.01(n).

ARTICLE IV

Conditions of Lending

Section 4.01 Conditions Precedent. The agreement of each Lender to make Term Loans on the Closing Date is subject to the satisfaction and waiver by the Requisite Lead Arrangers (as defined in the Fee Letter), prior to or concurrently with the making of the Term Loans on the Closing Date, of the following conditions precedent (unless otherwise provided by Section 5.14):

(a) Loan Documents. Subject to the Limited Conditionality Provisions, the Administrative Agent shall have received (i) this Agreement, the Collateral Agreement, the ABL/Term Loan Intercreditor Agreement and each other Security Document required to be delivered on the Closing Date, in each case, duly executed and delivered by a Responsible Officer of each Loan Party party thereto and (ii) for the account of each Lender that has requested the same at least three Business Days prior to the Closing Date, a Note executed and delivered by a Responsible Officer of the Borrower.

(b) Borrowing Request. Prior to the Closing Date, the Administrative Agent shall have received a Borrowing Request meeting the requirements of Section 2.03(a).

(c) Acquisition Transactions. The following transactions shall have been consummated or shall have consummated substantially concurrently with the initial Borrowing on the Closing Date:

(i) the Acquisition shall have been consummated in all material respects in accordance with the terms of the Merger Agreement and the Merger Agreement (including all schedules and exhibits thereto) shall not have been altered, amended or otherwise changed or supplemented or waived in any material respect and no consent shall have been given, in the case of any of the foregoing in a manner which would be materially adverse to the Lenders or the Lead Arrangers without the prior written consent of the Lead Arrangers, such consent not to be unreasonably withheld, delayed or conditioned;

(ii) the Equity Contribution in accordance with the definition thereof; and

(iii) the refinancing of the Existing Facilities (and the Borrower shall have provided to the Administrative Agent reasonable evidence thereof, including reasonably satisfactory payoff letters, mortgage releases, Intellectual Property Rights releases and UCC-3 termination statements).

(d) Pro Forma Consolidated Income Statement and Balance Sheet; Financial Statements. The Lead Arrangers shall have received (i) audited consolidated balance sheets and related statements of income and cash flows of the Target for the years ended December 31, 2010, December 31, 2011 and December 31, 2012 (the “Target Audited Financial Statements”) (ii) unaudited consolidated balance sheets and related statements of income and cash flows of the Target for each subsequent fiscal quarter ended at least 45 days prior to the Closing Date (the “Target Unaudited Financial Statements”) and the comparative period in the preceding year and (iii) a pro forma consolidated income statement and balance sheet (the “Pro Forma Financial Statements”) of Holdings and its consolidated Subsidiaries for the 12 month period ending on the last day of the most recently ended four fiscal quarter period ended at least 45 days prior to the Closing Date, prepared after giving effect to the Transactions.

(e) Fees. All accrued fees of the Administrative Agent, all fees owed to the Lenders and all reasonable, documented and invoiced out-of-pocket expenses required to be paid by the Borrower to the Lenders, the Lead Arrangers and the Agents on or before the Closing Date (to the extent invoiced at least two Business Days prior to the Closing Date except as otherwise agreed by the Borrower) shall have been paid to the extent due and payable.

(f) Solvency Certificate. The Administrative Agent shall have received a solvency certificate substantially in the form attached hereto as Exhibit B executed by a Financial Officer of CPG International Inc.

(g) Closing Date Certificates. Subject to the Limited Conditionality Provisions, the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower with respect to each Loan Party dated the Closing Date and certifying:

(i) that attached thereto is a true and complete copy of the charter or other similar organizational document of each Loan Party and each amendment thereto, certified (as of a date reasonably near the date of the initial extension of credit) as being a true and correct copy thereof by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such Loan Party is organized;

(ii) that attached thereto is a true and complete copy of a certificate of the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such Loan Party is organized, dated reasonably near the date of the initial extension of credit, listing the charter or other similar organizational document of such Loan Party and each amendment thereto on file in such office and, if available, certifying that (A) such amendments are the only amendments to such person’s charter on file in such office, (B) such person has paid all franchise taxes to the date of such certificate and (C) such person is duly organized and in good standing or full force and effect under the laws of such jurisdiction;

(iii) that attached thereto is a true and complete copy of resolutions duly adopted by the Governing Persons of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which it is a party or any other document delivered in connection herewith and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and

(iv) as to the incumbency and specimen signature of each Responsible Officer executing the Loan Documents or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this Section 4.01(g)).

(h) Legal Opinions. The Administrative Agent shall have received a customary legal opinion, in form and substance reasonably acceptable to the Administrative Agent, of (i) Sullivan & Cromwell LLP, New York counsel to the Loan Parties and (ii) Buchanan Ingersoll & Rooney PC, Ohio counsel to the Loan Parties.

(i) Pledged Equity Interests; Pledged Notes. Subject to the Limited Conditionality Provisions and except as otherwise agreed by the Administrative Agent, the Administrative Agent shall have received (i) the certificates representing the Equity Interests pledged pursuant to the Collateral Agreement (if such Equity Interests are certificated), together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note required to be delivered by the Loan Parties pursuant to the Collateral Agreement endorsed in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

(j) No Material Adverse Effect. Since December 31, 2012, no event or development shall have occurred that has had, or would reasonably be expected to have, individually, or in the aggregate, any Closing Date Material Adverse Effect. For purposes of this condition precedent, “Closing Date Material Adverse Effect” shall mean (1) any event, change, development, effect, condition, circumstance, matter, occurrence, or state of fact that has had or would reasonably be expected to have a material adverse effect on (a) the business, properties, assets, liabilities, results of operations or financial condition of the Company and its Subsidiaries taken as a whole or (b) the ability of the Company or the Stockholder to perform its obligations under this Agreement or to consummate the Contemplated Transactions; provided, that any event, change, development, effect, condition, circumstance, matter, occurrence or state of facts, directly or indirectly, arising out of, related to or attributable to the following shall not be taken into account in determining whether there has been or would reasonably expected to be a Company Material Adverse Effect: (i) any change, circumstance or development in global or national economic, monetary or financial conditions, including changes, circumstances or developments in prevailing interest rates, credit markets, securities markets, general economic or business conditions or currency exchange rates, or political or regulatory conditions, (ii) any act of God, war, armed hostilities or terrorism, (iii) any change, circumstance or development in the industries in which the Company or its Subsidiaries operate, (iv) any change in Law or GAAP or the interpretation or enforcement of either, (v) the negotiation, execution, delivery, performance or announcement of this Agreement or the Contemplated Transactions, (vi) any change resulting from any action taken or failed to be taken by the Company or its Affiliates at the request of Parent (vii) any failure of the Company or any of its Subsidiaries to meet, with respect to any period or periods, any internal or industry analyst projections, forecasts, estimates of earnings or revenues, or business plans (it being understood that the facts and circumstances giving rise or contributing to any such failure may, unless otherwise excluded by another clause in this definition of “Company Material Adverse Effect,” be taken into account in determining whether a “Company Material Adverse Effect” has occurred or would be reasonably be expected to occur); provided, that any events, changes, developments, effects, conditions, circumstances, matters, occurrences or state of facts arising out of the matters set forth in the foregoing clauses (i), (ii), (iii) and (iv) may be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect to the extent such events, changes, developments, effects, conditions, circumstances, matters, occurrences or state of facts adversely affect the Company and its Subsidiaries in a materially disproportionate manner relative to the other participants in the industries in which the Company and its Subsidiaries operate. All terms capitalized in the definition of “Closing Date Material Adverse Effect” shall have the meaning given in the Merger Agreement. The definition of “Closing Date Material Adverse Effect” shall be as applied and interpreted in accordance with the governing law of the Merger Agreement.

(k) Security Interests. The Administrative Agent shall have received the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the applicable jurisdiction of organization of each Loan Party (subject to the Limited Conditionality Provisions) and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been or will contemporaneously with the initial funding of the Loans on the Closing Date be released or terminated. Subject to the Limited Conditionality Provisions, each document (including any UCC financing statement) required by the Security Documents or reasonably requested by the Administrative Agent (subject to the terms of the Collateral Agreement) to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other person (other than with respect to Permitted Liens), shall have been filed, registered or recorded or shall have been delivered to the Administrative Agent in proper form for filing, registration or recordation.

(l) Know Your Customer and Other Required Information. To the extent reasonably requested in writing (which shall include any requests by e-mail) at least 10 Business Days prior to the Closing Date, the Lenders shall have received, no later than three Business Days prior to the Closing Date, all documentation and other information about the Loan Parties that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(m) Indebtedness of Holdings. Immediately following the Transactions, neither Holdings nor any of its Subsidiaries will have any indebtedness other than Indebtedness outstanding under the Credit Facilities, the Senior Unsecured Notes and other Permitted Indebtedness.

(n) Representations and Warranties. The Merger Agreement Representations and the Specified Representations shall be true and correct in all material respects as of the Closing Date, except in the case of any Merger Agreement Representation or Specified Representation which expressly relates to a given date or period, in which case such representation and warranty shall be true and correct in all material respects as of the respective date or respective period, as the case may be (provided that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified by materiality or Material Adverse Effect (as defined in the Merger Agreement)).

Notwithstanding anything to the contrary herein or otherwise, to the extent any Authorized Guarantee (as defined below), lien search or security interest in the intended Collateral (other than (x) UCC lien searches in an entity’s jurisdiction of organization, (y) any Collateral the security interest in which may be perfected by the filing of a UCC financing statement or (z) the delivery of certificates evidencing equity interests for the Borrower and Subsidiary Loan Parties) is not or cannot be provided or perfected on the Closing Date after use by the Borrower of commercially reasonable efforts to do so or without undue burden or expense, or in the case of Authorized Guarantees, cannot be provided because the directors or managers of such guarantor have not authorized such guarantee and the election of new directors or managers has not occurred prior to the funding of the Term Loans (such guarantees, “Authorized Guarantees”), then the provision of any such Authorized Guarantee, lien search or the provision or perfection of security interests in such Collateral shall not constitute a condition precedent to the availability of the Term Loans on the Closing Date, but (a) in the case of Authorized Guarantees, shall be required as promptly as practicable after the closing, but in any event no event later than 5:00 p.m. on the Closing Date and (b) in all other cases, may instead be delivered or perfected after the Closing Date in accordance with Section 5.14. The provisions in this paragraph are referred to as the “Limited Conditionality Provisions.”

ARTICLE V

Affirmative Covenants

Each of Holdings and the Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Obligations (other than contingent indemnification and reimbursement obligations that are not yet due and payable and for which no claim has been asserted) shall have been paid in full, the Borrower will, and will cause the Restricted Subsidiaries to (and solely in respect of Sections 5.01(a), 5.11 and 5.14, Holdings will):

Section 5.01 Existence; Businesses and Properties.

(a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except, in the case of a Restricted Subsidiary other than the Borrower, where the failure to do so would not reasonably be expected to have a Material Adverse Effect, and except as otherwise expressly permitted under Section 6.05.

(b) Except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, do or cause to be done all things necessary to (i) lawfully obtain, preserve, renew, extend and keep in full force and effect the permits, franchises, authorizations, Intellectual Property Rights, licenses and rights with respect thereto necessary to the normal conduct of its business and (ii) at all times maintain and preserve all property necessary to the normal conduct of its business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times (in each case except as expressly permitted by this Agreement).

Section 5.02 Insurance.

(a) Maintain insurance in such amounts and against such risks as are customarily maintained by similarly situated companies engaged in the same or similar businesses operating in the same or similar locations either with (or combination of), at the Borrower’s option, (i) financially sound and reputable insurance companies, in which case the Borrower shall use its commercially reasonable efforts to cause the Administrative Agent to be listed as a co-loss payee on property and casualty policies and as an additional insured on liability policies, or (ii) maintain a sufficient amount of funds to effect self-insurance in an amount customarily maintained by similarly situated companies engaged in the same or similar business. Schedule 5.02 sets forth a true, complete and correct description of all material insurance maintained by or on behalf of Holdings, the Borrower or the other Loan Parties as of the Incremental Amendment Effective Date.

(b) In connection with the covenants set forth in this Section 5.02, it is understood and agreed that:

(i) neither the Agents, the Lenders, nor their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 5.02, it being understood that (A) the Borrower and the Restricted Subsidiaries shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Agents, the Lenders or their agents or employees. If, however, the insurance policies, as a matter of the internal policy of such insurer, do not provide waiver of subrogation rights against such parties, as required above, then the Borrower hereby agrees, to the extent permitted by law, to waive, and further agrees to cause each of the Restricted Subsidiaries, to the extent permitted by law, to waive, its right of recovery, if any, against the Administrative Agent, the Lenders and their agents and employees;

(ii) the designation of any form, type or amount of insurance coverage by the Administrative Agent or the Collateral Agent under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Agents or the Lenders that such insurance is adequate for the purposes of the business of the Borrower and the Restricted Subsidiaries or the protection of their properties; and

(iii) if insurance is procured from insurance companies, the Borrower shall use commercially reasonable efforts to obtain endorsements reasonably acceptable to the Administrative Agent with respect to property and casualty insurance. Each insurance policy referred to in this Section 5.02 and procured from an insurance company shall provide that it shall not be canceled, modified or not renewed (x) by reason of nonpayment of premium except upon not less than 10 days’ prior written notice thereof by the insurer to the Administrative Agent (giving the Administrative Agent the right to cure defaults in the payment of premiums) or (y) for any other reason except upon not less than 30 days’ prior written notice thereof by the insurer to the Administrative Agent. The Borrower shall deliver to the Administrative Agent, prior to the cancellation, modification or non-renewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent, including an insurance binder) together with evidence reasonably satisfactory to the Administrative Agent of payment of the premium therefor.

Section 5.03 Taxes. Pay and discharge promptly when due all material Taxes imposed upon it or its income or profits or in respect of its property, before the same shall become delinquent or in default; provided that such payment and discharge shall not be required with respect to any Tax, assessment, charge or levy so long as (a) the validity or amount thereof shall be contested in good faith by appropriate proceedings and (b) Holdings, the Borrower or any affected Restricted Subsidiary, as applicable, shall have set aside on its books reserves in accordance with GAAP with respect thereto.

Section 5.04 Financial Statements, Reports, etc. Furnish to the Administrative Agent (which will promptly furnish such information to the Lenders):

(a) within 120 days following the end of the fiscal year ending December 31, 2013, and within 90 days following the end of each fiscal year thereafter, (i) a consolidated balance sheet and related statements of operations, cash flows and owners’ equity showing the financial position of the Borrower and its Subsidiaries as of the close of such fiscal year and the consolidated results of its operations during such year (the “Annual Financial Statements”); provided that if the Borrower includes the financial results of any person that is not a Restricted Subsidiary in such Annual Financial Statements, the Borrower shall also provide a supplement showing consolidating information for the Borrower and its Restricted Subsidiaries, (ii) a narrative discussion of management’s discussion and analysis of results (which need not be compliant with Regulation S-K) and (iii) starting with the fiscal year ending December 31, 2014, setting forth in comparative form the corresponding figures for the prior fiscal year, which consolidated balance sheet and related statements of operations, cash flows and owners’ equity shall be audited by the Borrower’s (or any Parent Entity’s) independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be qualified as to scope of audit or as to the status of the Borrower or its Subsidiaries as a going concern other than any such qualification or exception that is solely with respect to, or resulting solely from, an upcoming maturity date under the Credit Facilities or the Senior Unsecured Notes occurring within one year from the time such report is delivered or any prospective default of any financial covenant) to the effect that such consolidated financial statements fairly present, in all material respects, the financial position and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP (it being understood that the delivery of annual reports on Form 10-K of Holdings, any Parent Entity or the Borrower and their respective consolidated Subsidiaries shall satisfy the requirements of this Section 5.04(a) to the extent such annual reports include the information specified herein);

(b) within 45 days (except 90 days in the case of the first fiscal quarter after the Closing Date for which quarterly financial statements are required to be delivered hereunder) following the end of each of the first three fiscal quarters of each fiscal year, (i) a consolidated balance sheet and related statements of operations and cash flows showing (x) the financial position of the Borrower and its Subsidiaries as of the close of such fiscal quarter and the consolidated and consolidating results of its operations during such fiscal quarter and (y) the then-elapsed portion of the fiscal year and setting forth in comparative form the corresponding figures for the corresponding periods of the prior fiscal year (the “Quarterly Financial Statements” and, together with the Annual Financial Statements, the “Required Financial Statements”); provided that if the Borrower includes the financial results of any person that is not a Restricted Subsidiary in such Quarterly Financial Statements, the Borrower shall also provide (i) a supplement showing consolidating information for the Borrower and its Restricted Subsidiaries and (ii) a narrative discussion of management’s discussion and analysis of results (which need not be compliant with Regulation S-K);

(c) notwithstanding the above, the Required Financial Statements shall be certified by a Responsible Officer of the Borrower on behalf of the Borrower as fairly presenting, in all material respects, the financial position and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes) (it being understood that the delivery of quarterly reports on Form 10-Q of Holdings or any Parent Entity and their respective consolidated Subsidiaries shall satisfy the requirements of this Section 5.04(b) to the extent such quarterly reports include the information specified herein);

(d) concurrently with any delivery of Required Financial Statements under paragraphs (a) and (b) of this Section 5.04, a certificate of a Financial Officer of the Borrower (i) certifying that no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, (ii) setting forth the calculation and uses of the Available Amount for the fiscal period then ended if the Borrower shall have used the Available Amount for any purpose during such fiscal period, (iii) certifying a list of all Immaterial Subsidiaries, that each Subsidiary set forth on such list individually qualifies as an Immaterial Subsidiary and that all such Subsidiaries in the aggregate do not exceed the limitation set forth in clause (b) of the definition of the term “Immaterial Subsidiary” and (iv) certifying a list of all Unrestricted Subsidiaries at such time and that each Subsidiary set forth on such list qualifies as an Unrestricted Subsidiary;

(e) promptly after the same become publicly available, copies of all periodic and other publicly available reports, proxy statements and, to the extent requested by the Administrative Agent, other materials filed by the Borrower or its Subsidiaries with the SEC or, after an initial public offering, distributed to its stockholders generally, as applicable;

(f) upon the reasonable request of the Administrative Agent, concurrently with the delivery of the Annual Financial Statements, provide an update to the information set forth on the schedules to the Collateral Agreement, together with (i) information about deposit accounts, securities accounts and commodities accounts entered into by the Borrower or any of the Loan Parties and (ii) information regarding Material Real Property acquired by the Borrower or any of the Loan Parties, in the case of each of (i) and (ii), since the Closing Date or the delivery of the previous year’s Annual Financial Statements, as applicable, to the extent not previously notified to the Administrative Agent.

(g) within 120 days following the end of the fiscal year ending December 31, 2013, and within 90 days following the end of each fiscal year thereafter, a reasonably detailed consolidated annual budget for the succeeding fiscal year (including a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of each fiscal quarter for such fiscal year and annual consolidated statements of projected cash flow and projected income), including a description of underlying assumptions with respect thereto (collectively, the “Budget”), which Budget shall in each case be accompanied by the statement of a Financial Officer of the Borrower to the effect that the Budget is based on assumptions believed by such Financial Officer to be reasonable as of the date of delivery thereof;

(h) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower and its Subsidiaries, or compliance with the terms of any Loan Document, in each case, as the Administrative Agent may reasonably request (for itself or on behalf of any Lender);

(i) promptly upon request by the Administrative Agent (so long as the following are obtainable using commercially reasonable measures), copies of (i) each Schedule SB (Single-Employer Defined Benefit Plan Actuarial Information) to the most recent annual report (Form 5500 Series) filed with the IRS with respect to a Plan, (ii) the most recent actuarial valuation report for any Plan, (iii) all notices received from a Multiemployer Plan sponsor, a plan administrator or any governmental agency, or provided to any Multiemployer Plan by the Borrower its Subsidiaries or any ERISA Affiliate, concerning an ERISA Event and (iv) with respect to each Foreign Benefit Plan, any available annual reports, actuarial valuation reports or notices from plan sponsors, plan administrators or any Governmental Authority with respect to such plan; and

(j) promptly following any request therefor by the Administrative Agent (so long as the following are obtainable using commercially reasonable measures), copies of (i) any documents described in Section 101(k)(1) of ERISA that the Borrower, its Subsidiaries or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that the Borrower, its Subsidiaries or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided that if the Borrower, its Subsidiaries or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the Borrower, its Subsidiaries or such ERISA Affiliate shall promptly make a request for such documents or notices from the such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof;

provided that (x) in the event that any Parent Entity, as applicable, is not engaged in any business or activity, and does not own any assets or have other liabilities, other than those incidental to its ownership directly or indirectly of the Equity Interests of the Borrower and its Subsidiaries, such consolidated reporting at a Parent Entity’s level in a manner consistent with that described in paragraphs (a) and (b) of this Section 5.04 for the Borrower will satisfy the requirements of such paragraphs and (y) the financial statements, information and other documents required to be provided as described above, may be those of (i) the Borrower or (ii) any Parent Entity rather than those of the Borrower; so long as the same is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such Parent Entity, on the one hand, and the information relating to the Borrower and the Restricted Subsidiaries on a standalone basis, on the other hand.

Documents required to be delivered pursuant to this Section 5.04 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which such documents are transmitted by electronic mail to the Administrative Agent or (ii) on which such documents are filed of record with the SEC.

Section 5.05 Litigation and Other Notices. Furnish to the Administrative Agent (which will promptly thereafter furnish to the Lenders) written notice of the following promptly after any Responsible Officer of the Borrower obtains actual knowledge thereof:

(a) any Default or Event of Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

(b) the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against Holdings or any of its Restricted Subsidiaries as to which an adverse determination is reasonably probable and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

(c) any other development, the subject matter of which is not covered by Section 5.05(a), Section 5.05(b), or Section 5.05(d), specific to the Borrower or any of its Restricted Subsidiaries that is not a matter of general public knowledge and that has had, or would reasonably be expected to have, a Material Adverse Effect; and

(d) the development of any ERISA Event that, together with all other ERISA Events that have developed or occurred, would reasonably be expected to have a Material Adverse Effect.

Section 5.06 Compliance with Laws. Comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including ERISA), except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; provided that this Section 5.06 shall not apply to Environmental Laws, which are the subject of Section 5.09, or laws related to Taxes, which are the subject of Section 5.03.

Section 5.07 Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP in all material respects and permit any persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender, to visit and inspect the financial records and the properties of the Borrower or any of the Restricted Subsidiaries at reasonable times, upon reasonable prior notice to the Borrower, and as often as reasonably requested, to make extracts from and copies of such financial records, and permit any persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender, upon reasonable prior notice to the Borrower to discuss the affairs, finances and condition of Holdings or any of the Restricted Subsidiaries with the officers thereof and independent accountants therefor (subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract); provided that any visit or inspection permitted pursuant to this Section 5.07 shall be limited to once per year in the absence of an Event of Default.

Section 5.08 Use of Proceeds. Use the proceeds of the Term Loans made on the Closing Date for the following purposes: (i) to finance a portion of the consideration for the Acquisition, (ii) to repay certain existing indebtedness of the Acquired Business, (iii) to pay costs and expenses related to the Transactions and (iv) working capital and general corporate purposes. Use the proceeds of the Term Loans made on the Second Amendment Effective Date to refinance all of the Term Loans outstanding immediately prior to the Second Amendment Effective Date. Use the proceeds of the Incremental Term Loans made on the Incremental Amendment Effective Date, together with any equity contribution from the Sponsors and other equity investors and cash on hand, for the following purposes: (i) effect the Acquisition and the Debt Repayment (each as defined in Incremental Amendment No. 1), (ii) pay costs and expenses related to the 2018 Incremental Transactions and (iii) for working capital and general corporate purposes.

Section 5.09 Compliance with Environmental Laws. Comply, and make reasonable efforts to cause all lessees and other persons occupying its Real Properties to comply, with all Environmental Laws applicable to its operations and properties, and obtain and renew all material authorizations and permits required pursuant to Environmental Law for its operations and properties, in each case in accordance with Environmental Laws, except, in each case, to the extent the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 5.10 Further Assurances; Additional Security.

(a) Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents and recordings of Liens in stock registries), that may be required under any applicable law, or that the Administrative Agent may reasonably request, to satisfy the Collateral and Guarantee Requirement and to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Borrower, and provide to the Administrative Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

(b) If the Borrower or any Subsidiary Loan Party directly or indirectly acquires fee-owned Real Property after the Second Amendment Effective Date (with any fee-owned Real Property of (x) any Restricted Subsidiary that is acquired after the Second Amendment Effective Date and becomes a Loan Party, (y) any Subsidiary that is designated a Restricted Subsidiary pursuant to a Subsidiary Redesignation and becomes a Loan Party and (z) any Immaterial Subsidiary that is designated a Material Subsidiary and becomes a Loan Party being deemed to have been acquired after the Second Amendment Effective Date) that has a fair market value of $5.0 million or more on an individual basis (i) notify the Administrative Agent within 10 Business Days of the acquisition thereof, (ii) cause each such fee-owned Real Property to be subject to a mortgage or deed of trust securing the Obligations, in form and substance reasonably acceptable to the Administrative Agent within 90 days of the date of such acquisition (or such later date as may be agreed to by the Administrative Agent in its reasonable discretion, (iii) obtain fully paid American Land Title Association Lender’s Extended Coverage title insurance policies in form and substance, with endorsements (including zoning endorsements where available) and in amounts reasonably acceptable to the Administrative Agent (the “Mortgage Policies”), (iv) to the extent reasonably requested by the Administrative Agent, obtain American Land Title Association/American Congress on Surveying and Mapping form surveys, dated no more than 30 days before the date of their delivery to the Administrative Agent, certified to the Administrative Agent and the issuer of the Mortgage Policies in a manner reasonably satisfactory to the Administrative Agent, (v) provide evidence of insurance as required by Section 5.02 (including all insurance required to comply with applicable flood insurance laws) and, to the extent required by Section 5.02, naming the Administrative Agent as loss payee and additional insured, and in such amounts and covering such risks, as are reasonably satisfactory to the Administrative Agent, including the insurance required by the terms of any mortgages or deeds of trust (vi) obtain customary mortgage or deed of trust enforceability opinions of local counsel for the Borrower and the

Subsidiary Loan Parties in the states in which such fee-owned Real Properties are located and (vii) take, and cause the applicable Subsidiary Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to perfect such Liens, including actions described in paragraph (a) of this Section 5.10, in each case, at the expense of the Loan Parties, subject to paragraph (e) of this Section 5.10.

(c) If any additional Subsidiary of the Borrower (other than an Immaterial Subsidiary, an Unrestricted Subsidiary, a Qualified CFC Holding Company, a CFC or a Domestic Subsidiary of a CFC) is formed or acquired after the Second Amendment Effective Date (with (i) any Subsidiary Redesignation resulting in an Unrestricted Subsidiary becoming a Restricted Subsidiary being deemed to constitute the acquisition of a Subsidiary, (ii) any Immaterial Subsidiary being designated a Material Subsidiary being deemed to constitute the acquisition of a Subsidiary and (iii) any transaction or event resulting in a Subsidiary ceasing to be a Qualified CFC Holding Company, a CFC or a Domestic Subsidiary of a CFC being deemed to constitute the acquisition of a Subsidiary), within 10 Business Days after the date such Subsidiary is formed or acquired, notify the Administrative Agent and the Lenders thereof and, within 30 Business Days after the date such Subsidiary is formed or acquired (or such longer period as the Administrative Agent shall agree), cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of the Borrower or any other Subsidiary Loan Party, subject to paragraph (e) of this Section 5.10.

(d) (i) In each case other than in connection with the Acquisition, furnish to the Administrative Agent within 30 Business Days thereafter written notice of any change in (A) corporate or organization name, (B) organizational structure or (C) organizational identification number (or equivalent) with respect to Holdings, the Borrower and the Subsidiary Loan Parties; provided that the Borrower shall not effect or permit any such change unless all filings have been made, or will have been made within any statutory period, under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all Collateral for the benefit of the applicable Secured Parties and (ii) promptly notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

(e) The Collateral and Guarantee Requirement and the other provisions of this Section 5.10 need not be satisfied with respect to any Excluded Assets or Excluded Equity Interests (each as defined in the Collateral Agreement) or any exclusions and carve-outs from the perfection requirements set forth in the Collateral Agreement.

(f) Nothing in this Section 5.10 shall require Holdings, the Borrower or any other Loan Party to take any action outside the United States to create or perfect any security interests in any Collateral located outside of the United States or of a Foreign Subsidiary (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any foreign jurisdiction). Furthermore, with respect to real property, no perfection steps shall be required by any means other than (1) solely with respect to any properties subject to any mortgages on fee-owned Real Property not excluded from the Collateral pursuant to this Agreement (“Required Mortgages”), fixture filings pursuant to the UCC in the applicable UCC filing office of the relevant jurisdiction in which such fee-owned Real Property is located and (2) the recording of Required Mortgages in the applicable county offices referred to in the foregoing clause (1).

Section 5.11 Fiscal Year; Accounting. In the case of Holdings or any Restricted Subsidiary, cause the fiscal year to end on September 30, unless prior written notice of a change is given to the Administrative Agent.

Section 5.12 Credit Ratings. Use commercially reasonable efforts to maintain at all times a credit rating by each of S&P and Moody’s in respect of the Term Facility and a corporate rating by S&P and a corporate family rating by Moody’s for the Borrower, in each case, with no requirement to maintain any specific minimum rating.

Section 5.13 Lender Calls. Following receipt by the Borrower of a request by the Administrative Agent (which request may only be given by the Administrative Agent to the Borrower no later than 30 days following delivery of the Annual Financial Statements pursuant to Section 5.04(a)), use commercially reasonable efforts to hold an update call (which call shall take place on or prior to the date that is 10 Business Days following the receipt of such notice) with a Financial Officer of the Borrower and such other members of senior management of the Borrower as the Borrower deems appropriate (with such other details to be reasonably agreed between the Borrower and the Administrative Agent) and the Lenders and their respective representatives and advisors to discuss the state of the Borrower’s business, including, but not limited, to recent performance, cash and liquidity management, operational activities, current business and market conditions and material performance changes; provided that in no event shall more than one such call be requested in any fiscal year (in total with respect to this Agreement and the ABL Credit Agreement). Notwithstanding the foregoing, if more than one such call per fiscal year is required pursuant to the Senior Unsecured Notes, the Administrative Agent shall be entitled to request additional update calls, it being understood that the frequency of calls hereunder shall at no time exceed the frequency of calls required with respect to the Senior Unsecured Notes; provided that the obligations of the Borrower to hold such additional update calls shall be satisfied by inviting the Administrative Agent and the Lenders to join any call held pursuant to the terms of the Senior Unsecured Notes.

Section 5.14 Post-Closing Matters. Deliver to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, the items described on Schedule 5.14 of this Agreement (as in effect on the Closing Date) on or before the date that is 90 days after the Closing Date (or, in each case, such later date as may be reasonably agreed to by the Administrative Agent, or with respect to matters relating primarily to the ABL Priority Collateral, as may be reasonably agreed to by the administrative agent under the ABL Credit Agreement). Deliver to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, the items described on Schedule 5.14 hereof (as in effect on the Incremental Amendment Effective Date, after giving effect to the Incremental Amendment) within the time periods specified thereon. All representations and warranties contained in this Agreement and the other Loan Documents shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described on Schedule 5.14 within the time periods specified thereon, rather than as elsewhere provided in the Loan Documents).

Section 5.15 Patriot Act, OFAC, FCPA. Now or hereafter to the extent applicable to this Agreement, the transactions contemplated hereby or the Loan Parties’ execution, delivery and performance of the Loan Documents, comply in all material respects with the USA PATRIOT Act, OFAC and FCPA, and with respect to each statute, any successor statute thereto.

ARTICLE VI

Negative Covenants

The Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Obligations (other than contingent indemnification and reimbursement obligations that are not yet due and payable and for which no claim has been asserted) shall have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, and will not permit any of the other Restricted Subsidiaries to:

Section 6.01 Indebtedness. Incur, create or assume any Indebtedness, except:

(a) any Indebtedness listed on Schedule 6.01(a) and any Permitted Refinancing Indebtedness in respect thereof;

(b) Indebtedness created hereunder or under the other Loan Documents (including the 2018 Incremental Term Loans incurred on the Incremental Amendment Effective Date), Credit Agreement Refinancing Indebtedness, Indebtedness created under Incremental Facilities, Incremental Equivalent Term Debt and any Permitted Refinancing Indebtedness incurred to Refinance any of the foregoing Indebtedness;

(c) Indebtedness pursuant to Hedge Agreements other than for speculative purposes;

(d) (i) so long as no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness, other Indebtedness secured by Liens permitted by Section 6.02(u) so long as, on a Pro Forma Basis, the Senior Secured Leverage Ratio is not greater than 5.25:1.00 (the “Leverage Ratio Debt”) and (ii) any Permitted Refinancing Indebtedness incurred to Refinance such Leverage Ratio Debt;

(e) Indebtedness owed to (including obligations in respect of letters of credit or bank guarantees or similar instruments for the benefit of) any person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance (including self-insurance) to the Borrower or any of the Restricted Subsidiaries pursuant to reimbursement or indemnification obligations to such person, in each case, in the ordinary course of business; provided that upon the incurrence of Indebtedness with respect to reimbursement obligations regarding workers’ compensation claims, such obligations shall be reimbursed not later than 30 days following such incurrence;

(f) intercompany Indebtedness between or among the Borrower and the Restricted Subsidiaries or between and among Restricted Subsidiaries; provided that (i) Indebtedness owing by any Restricted Subsidiary of the Borrower that is not a Loan Party to the Borrower or another Subsidiary Loan Party is permitted under Section 6.04(b) and (ii) Indebtedness owing by the Borrower or any other Subsidiary Loan Party to any Restricted Subsidiary that is not a Loan Party is subordinated to the Obligations pursuant to customary subordination provisions;

(g) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations, in each case, provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(h) (i) Indebtedness in respect of Cash Management Services in the ordinary course of business, (ii) other Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds, so long as such Indebtedness (other than credit or purchase cards) is extinguished within 10 Business Days after notification is received by the Borrower of its incurrence and (iii) any other cash management or treasury services entered in the ordinary course of business;

(i) (i) Indebtedness incurred or assumed in connection with a Permitted Business Acquisition; provided, in each case, (1) no Event of Default shall have occurred and be continuing immediately before such Permitted Business Acquisition or would result immediately after giving pro forma effect to such Permitted Business Acquisition and any related transactions, (2) the Borrower shall be able to incur $1 of Ratio Debt, (3)(x) if such Indebtedness incurred or assumed is First Lien Debt, the

First Lien Leverage Ratio shall not exceed the Closing Date First Lien Leverage Ratio and (y) if such Indebtedness incurred or assumed is secured Indebtedness other than First Lien Debt, the Senior Secured Leverage Ratio shall not exceed the Closing Date Senior Secured Leverage Ratio, in each case, immediately after giving pro forma effect to such incurrence or assumption of Indebtedness and (ii) any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness; provided that at the time of the incurrence or assumption of any Indebtedness pursuant to clause (i) above (and after giving effect thereto), the aggregate outstanding amount of Indebtedness incurred under this Section 6.01(i) together with any amounts incurred under Section 6.01(r), in each case, by Restricted Subsidiaries that are not Guarantors does not exceed $50.0 million;

(j) Capital Lease Obligations, Indebtedness incurred with respect to installations, repairs, improvement and removal of Real Property, purchase money Indebtedness, Indebtedness with respect to mortgage financings and Indebtedness with respect to additions or improvements to Real Property in an aggregate outstanding principal amount not to exceed, at the time of incurrence of such Indebtedness (and after giving effect thereto), and together with the Remaining Present Value of outstanding leases entered into pursuant to Section 6.03, the greater of (i) $80.0 million and (ii) 4.5% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date such Indebtedness is incurred for which Required Financial Statements have been delivered pursuant to Section 5.04, at any time outstanding, and any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness; provided that (i) such Indebtedness shall be incurred within 270 days after the acquisition, lease or improvement of the property that is the subject of such Indebtedness and (ii) the Remaining Present Value of outstanding leases entered into pursuant to Section 6.03 shall not apply for purposes of calculating Permitted Indebtedness under this clause (j) or permitted Sale and Lease-Back Transactions under Section 6.03 if the proceeds of the related Sale and Lease-Back Transactions are used to prepay Term Loans or revolving loans under the ABL Credit Agreement or any Incremental ABL Loans (in each case, to the extent commitments in respect thereof are permanently reduced by the amount of such prepayments);

(k) [Reserved];

(l) other unsecured Indebtedness; provided that the aggregate outstanding principal amount of Indebtedness incurred pursuant to this clause (l) shall not exceed, at the time of incurrence of such Indebtedness (and after giving effect thereto) the greater of (i) $80.0 million and (ii) 4.5% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date of such incurrence for which Required Financial Statements have been delivered pursuant to Section 5.04;

(m) Indebtedness consisting of (i) (A) ABL Commitments (including any ABL Commitments drawn) on the Closing Date, (B) Incremental ABL Commitments and (C) additional revolving Indebtedness and (ii) Permitted Refinancing Indebtedness incurred to Refinance any of the foregoing Indebtedness; provided that at the time of the incurrence of any Indebtedness pursuant to clause (i) above (and after giving effect thereto), the aggregate amount of Indebtedness outstanding under this Section 6.01(m) does not exceed the greater of (x) $225.0 million and (y) the Borrowing Base.

(n) Guarantees (i) of the Indebtedness of the Borrower described in clause (m) of this Section 6.01 so long as any Liens securing the ABL Obligations or any Permitted Refinancing Indebtedness in respect thereof are subject to the ABL/Term Loan Intercreditor Agreement (in the case of ABL Obligations) or other intercreditor agreement(s) substantially consistent with and no less favorable to the Lenders in any material respect than the ABL/Term Loan Intercreditor Agreement, as applicable, (ii) of any Indebtedness of the Borrower or any other Subsidiary Loan Party permitted to be incurred under this Agreement, (iii) of Indebtedness otherwise permitted hereunder of any Restricted Subsidiary that is not a Subsidiary Loan Party to the extent such Guarantees are permitted by Section 6.04 (other than

Section 6.04(t)); (iv) by any Restricted Subsidiary that is not a Loan Party of Indebtedness of another Restricted Subsidiary that is not a Loan Party and (v) of Indebtedness of Foreign Subsidiaries incurred for working capital purposes in the ordinary course of business on ordinary business terms so long as such Indebtedness is permitted to be incurred under Section 6.01(s) to the extent such Guarantees are permitted by Section 6.04 (other than Section 6.04(t)); provided that Guarantees by Borrower or any other Loan Party under this clause (n) of any Indebtedness of a person that is subordinated to other Indebtedness of such person shall be expressly subordinated to the Obligations to at least the same extent as such underlying Indebtedness is subordinated;

(o) Indebtedness arising from agreements of the Borrower or any of the other Restricted Subsidiaries providing for indemnification, contribution, earn-out, adjustment of purchase or acquisition price or similar obligations, in each case, incurred or assumed in connection with the Transactions, any Permitted Business Acquisition, Permitted Investment or the disposition of any business, assets or Subsidiaries not prohibited by this Agreement, other than Guarantees of Indebtedness incurred by any person acquiring all or any portion of such business, assets or Subsidiaries for the purpose of financing any such Permitted Business Acquisition;

(p) Indebtedness supported by a Letter of Credit, in a principal amount not in excess of the stated amount of such Letter of Credit;

(q) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(r) (i) so long as no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness, other Indebtedness so long as the Fixed Charge Coverage Ratio, on a Pro Forma Basis, is 2.00 to 1.00 or greater (“Ratio Debt”) and (ii) any Permitted Refinancing Indebtedness incurred to Refinance such Ratio Debt; provided that at the time of the incurrence of any Indebtedness pursuant to clause (i) above (and after giving effect thereto), the aggregate outstanding amount of Indebtedness incurred under this Section 6.01(r) together with any amounts incurred under Section 6.01(i), in each case, by Restricted Subsidiaries that are not Guarantors does not exceed $50.0 million.

(s) (i) Indebtedness of Foreign Subsidiaries and (ii) Indebtedness incurred on behalf of, or representing Guarantees of Indebtedness of, joint ventures; provided that the aggregate outstanding principal amount of Indebtedness incurred pursuant to this clause (s) shall not exceed, at the time of incurrence of such Indebtedness (and after giving effect thereto) the greater of (i) $45.0 million and (ii) 2.5% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date of such incurrence for which Required Financial Statements have been delivered pursuant to Section 5.04;

(t) unsecured Indebtedness in respect of obligations to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services so long as such obligations are incurred in connection with open accounts extended by suppliers on customary trade terms (which require that all such payments be made within 60 days after the incurrence of the related obligations) in the ordinary course of business and not in connection with the borrowing of money or any Hedge Agreements;

(u) Indebtedness representing deferred compensation to employees, directors and officers incurred in the ordinary course of business;

(v) Indebtedness arising from customer deposits and advance payments received in the ordinary course of business from customers for goods and services purchased in the ordinary course of business;

(w) Indebtedness consisting of reimbursement obligations related to bank guarantees to the extent that such obligations are collateralized by cash or cash equivalents;

(x) Indebtedness consisting of promissory notes issued by the Borrower or any Restricted Subsidiary to current or former officers, managers, directors and consultants thereof or employees, their respective estates or family members to finance the purchase or redemption of Equity Interests of the Borrower or any Parent Entity permitted by Section 6.06;

(y) Guarantees by the Borrower or any Restricted Subsidiary of any lease or sublease permitted hereunder of real property entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business;

(z) Indebtedness consisting of obligations under deferred compensation or other similar arrangements incurred by Borrower or any of the other Restricted Subsidiaries in connection with the Transactions or Permitted Business Acquisitions or any other Investment permitted hereunder;

(aa) unsecured Indebtedness in a principal amount not to exceed an amount equal to the Net Cash Proceeds received from the issuance or sale of Equity Interests (other than Disqualified Stock or Permitted Cure Securities (as defined in the ABL Credit Agreement)) of the Borrower or any of the other Restricted Subsidiaries (other than any such sale to Holdings or any of the Restricted Subsidiaries) and any cash or cash equivalents consisting of a capital contribution received from equityholders (other than Holdings or any Restricted Subsidiary) of the Borrower or any of the Restricted Subsidiaries (other than in respect of Disqualified Stock or any equity contributed as Permitted Cure Securities (as defined in the ABL Credit Agreement) or any such proceeds used for the Available Amount or any such proceeds used in connection with Section 6.06(d) or Section 6.09(b)(i)(3) or used to fund charges, expenses, accruals or reserves in accordance with clause (l) of the definition of “Consolidated Net Income”) so long as (i) such Indebtedness does not require any scheduled payment of principal (including pursuant to a sinking fund obligation) other than amortization or mandatory redemption or redemption at the option of the holders thereof or similar prepayment (other than (A) upon the occurrence of an Asset Sale or other asset sale or Recovery Event, (B) upon the occurrence of a change of control event, (C) customary acceleration rights following an event of default and (D) upon the incurrence of Indebtedness that is not permitted thereunder) prior to the then Latest Maturity Date of the Term Loans and (ii) the Weighted Average Life to Maturity of such Indebtedness is not less than the then Weighted Average Life to Maturity of the Term Loans;

(bb) Indebtedness in respect of Senior Unsecured Notes and any Permitted Refinancing Indebtedness in respect thereof; and

(cc) all premium (if any, including tender premiums), defeasance costs, interest (including post petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (bb) of this Section 6.01.

For purposes of determining compliance with this Section 6.01, (A) Indebtedness need not be permitted solely by reference to one category of Permitted Indebtedness described in Sections 6.01(a) through Sections 6.01(cc) but may be permitted in part under any combination thereof and (B) in the event that an item of Indebtedness (other than any item of Indebtedness set forth in Section 6.01(a), (b), (d), (m) or (bb) meets the criteria of another category of Permitted Indebtedness described in Section 6.01 (other than

Sections 6.01(a), (b), (d), (m) or (bb)), the Borrower may, in its sole discretion, reclassify such item of Indebtedness and such item of Indebtedness shall be treated as having been incurred or existing pursuant to such other clause; provided that such reclassification shall take place no more than once with respect to each item of Indebtedness.

Section 6.02 Liens. Create, incur or assume any Lien on any of its property or assets (including Equity Interests or other securities of any person) at the time owned by it or on any income or revenues or rights in respect of any thereof, except the following (collectively, “Permitted Liens”):

(a) (i) Liens existing on the Incremental Amendment Effective Date (or created following the Second Amendment Effective Date pursuant to agreements in existence on the Second Amendment Effective Date requiring the creation of such Liens) and, in each case, set forth on Schedule 6.02(a); provided that such Liens shall secure only those obligations that they secure on the Incremental Amendment Effective Date (and any Permitted Refinancing Indebtedness in respect of such obligations permitted by Section 6.01(a)) and shall not subsequently apply to any other property or assets of the Borrower or any of the other Restricted Subsidiaries other than (A) after-acquired property that is affixed to or incorporated into the property covered by such Lien and (B) proceeds and products thereof and (ii) Liens existing on the Incremental Amendment Effective Date securing property or assets having a fair market value not to exceed $5.0 million in the aggregate and, in each case, any modifications, replacements, renewals or extensions thereof;

(b) any Lien created under the Loan Documents, and any Lien created under the definitive documentation evidencing any other Indebtedness permitted under Section 6.01(b);

(c) any Lien securing Indebtedness or Permitted Refinancing Indebtedness permitted by Section 6.01(i); provided that in the case of a Lien securing Permitted Refinancing Indebtedness, such Lien shall be permitted subject to compliance with clause (d) of the definition of “Permitted Refinancing Indebtedness”;

(d) Liens for Taxes, assessments or other governmental charges or levies not yet delinquent or that are being contested in compliance with Section 5.03;

(e) Liens imposed by law, including landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction or other like Liens arising in the ordinary course of business securing obligations that are not overdue by more than 30 days or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, the Borrower or any of the other Restricted Subsidiaries shall have set aside on its books reserves in accordance with GAAP;

(f) (i) pledges and deposits and other Liens made in the ordinary course of business in compliance with the Federal Employers Liability Act or any other workers’ compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations and (ii) pledges and deposits and other Liens securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any of its Restricted Subsidiaries;

(g) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance and return of money bonds, bids, leases, government contracts, trade contracts, agreements with utilities, and other obligations of a like nature (including letters of credit in lieu of any such bonds or to support the issuance thereof) incurred by the Borrower or any of the other Restricted Subsidiaries in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(h) zoning restrictions, survey exceptions and such matters as an accurate survey would disclose, easements, trackage rights, leases (other than Capital Lease Obligations), licenses, special assessments, rights of way covenants, conditions, restrictions and declarations on or with respect to the use of Real Property, servicing agreements, development agreements, site plan agreements and other similar encumbrances incurred in the ordinary course of business and title defects or irregularities that are of a minor nature and that, in the aggregate, do not interfere in any material respect with the ordinary conduct of the business of the Borrower or the other Restricted Subsidiaries;

(i) Liens securing Indebtedness permitted by Section 6.01(j) (limited to the assets subject to such Indebtedness or accessions to such property or the proceeds therefrom);

(j) Liens arising out of Sale and Lease-Back Transactions permitted under Section 6.03, so long as such Liens attach only to the property sold and being leased in such Sale and Lease-Back Transaction and any accessions thereto or proceeds thereof and related property;

(k) Liens securing judgments that do not constitute an Event of Default under Section 7.01(j);

(l) Liens disclosed by the title insurance policies delivered on or subsequent to the Closing Date pursuant to Section 5.10 and any replacement, extension or renewal of any such Lien (so long as the Indebtedness and other obligations secured by such replacement, extension or renewal Lien are permitted by this Agreement); provided that such replacement, extension or renewal Lien shall not cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal and any after-acquired property that is affixed to or incorporated into the property covered by such Lien;

(m) any interest or title of a lessor or sublessor under any leases or subleases entered into by the Borrower or any of the other Restricted Subsidiaries in the ordinary course of business;

(n) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any of the other Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any of the other Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any of the other Restricted Subsidiaries in the ordinary course of business;

(o) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights;

(p) leases or subleases, licenses or sublicenses (including with respect to intellectual property and software) granted to others in the ordinary course of business that do not interfere in any material respect with the business of the Borrower and any of the other Restricted Subsidiaries taken as a whole;

(q) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(r) Liens solely on any cash earnest money deposits made by the Borrower or any of the other Restricted Subsidiaries in connection with any letter of intent or purchase agreement in respect of any Investment permitted hereunder;

(s) Liens with respect to property or assets of any Restricted Subsidiary that is not a Loan Party securing Indebtedness of any Restricted Subsidiary that is not a Loan Party permitted under Section 6.01;

(t) Liens with respect to property or assets of a Foreign Subsidiary securing Indebtedness of such Foreign Subsidiary permitted under Section 6.01(s);

(u) Liens securing Leverage Ratio Debt; provided such Liens (i) apply only to property or assets of a Foreign Subsidiary, (ii) apply only to the Collateral and are (A) with respect to the Term Loan Priority Collateral, junior in priority to the Liens on the Term Loan Priority Collateral securing the Obligations, but senior in priority to the Liens on the Term Loan Priority Collateral securing the ABL Obligations and (B) with respect to the ABL Priority Collateral, junior in priority to the Liens on the ABL Priority Collateral securing the Obligations and the ABL Obligations or (iii) apply only to the Collateral and are junior in priority to the Liens on the Collateral securing the Obligations and the ABL Obligations; provided further any such Liens on Collateral are governed by an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent;

(v) the prior rights of consignees and their lenders under consignment arrangements entered into in the ordinary course of business;

(w) Liens arising from precautionary Uniform Commercial Code financing statements;

(x) Liens on Equity Interests of any joint venture or Unrestricted Subsidiary (i) securing obligations of such joint venture or Unrestricted Subsidiary, as the case may be, or (ii) pursuant to the relevant joint venture agreement or arrangement;

(y) Liens on securities that are the subject of repurchase agreements constituting Permitted Investments under clause (d) of the definition thereof;

(z) Liens securing obligations in respect of trade-related letters of credit, trade-related bank guarantees or similar trade-related obligations permitted under Section 6.01(w) and covering the goods (or the documents of title in respect of such goods) financed by such letters of credit, bank guarantees or similar obligations and the proceeds and products thereof;

(aa) Liens securing insurance premium financing arrangements so long as such Liens are limited to the applicable unearned insurance premiums;

(bb) Liens in favor of the Borrower or any of the Restricted Subsidiaries; provided that if any such Lien shall cover any Collateral, the holder of such Lien shall execute and deliver to the Administrative Agent a subordination agreement in form and substance reasonably satisfactory to the Administrative Agent;

(cc) Liens securing obligations permitted under Section 6.01(m) (including Liens created under the ABL Security Documents securing obligations in respect of (i) Specified Hedge Agreements (as defined in the ABL Credit Agreement as of the Closing Date)) and (ii) Cash Management Obligations (as defined in the ABL Credit Agreement as of the Closing Date), to the extent such Liens are subject to the ABL/Term Loan Intercreditor Agreement or, in each case, other intercreditor agreement(s) reasonably satisfactory to the Administrative Agent and substantially consistent with and no less favorable to the Lenders in any material respect than the ABL/Term Loan Intercreditor Agreement;

(dd) Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancings, refundings, extensions, renewals, or replacements) as a whole, or in part, of any Indebtedness secured by any Lien permitted by the foregoing clauses; provided, however, that (x) such new Lien pursuant to this clause (dd) shall be limited to all or part of the same property (which, for the avoidance of doubt, may include after-acquired property to the extent such after-acquired property would be subject to the existing Lien) that secured the original Lien (plus improvements on and accessions to such property), and (y) the Indebtedness secured by such Lien at such time pursuant to this clause (dd) is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the applicable Indebtedness at the time the original Lien became a Lien permitted hereunder, plus accrued interest, and (B) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement; provided further that if any original Lien was subject to an intercreditor agreement with the Administrative Agent, such new Lien shall be subject to an intercreditor agreement substantially consistent with and no less favorable to the Lenders in any material respect than such original intercreditor agreement; and

(ee) other Liens securing obligations in an aggregate principal amount outstanding at any time not to exceed, at the time of incurrence of such Lien (and after giving effect thereto), the greater of (i) $50.0 million and (ii) 3.0% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date of such incurrence for which the Required Financial Statements have been delivered pursuant to Section 5.04.

For purposes of determining compliance with this Section 6.02, (A) a Lien securing an item of Indebtedness need not be permitted solely by reference to one category of Permitted Liens described in Section 6.02(a) through Section 6.02(ee) but may be permitted in part under any combination thereof and (B) in the event that a Lien securing an item of Indebtedness (or any portion thereof) (other than any Lien permitted by Section 6.02(b), (u) or (cc)) meets the criteria of another category of Permitted Liens described in Section 6.02 (other than Section 6.02(b), (u) or (cc)), the Borrower may, in its sole discretion, reclassify such Lien securing such item of Indebtedness (or any portion thereof) and such Lien securing such item of Indebtedness will be treated as being incurred or existing pursuant to such other clause; provided that such reclassification shall take place no more than once with respect to any Lien securing an item of Indebtedness.

Section 6.03 Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a “Sale and Lease-Back Transaction”); provided that Sale and Lease-Back Transactions shall be permitted (a) pursuant to the Sale/Lease-Back Documents, (b) with respect to property owned (i) by the Borrower or any of its Domestic Subsidiaries that is acquired after the Second Amendment Effective Date so long as such Sale and Lease-Back Transaction is consummated within 270 days of the acquisition of such property or (ii) by any Foreign Subsidiary of the Borrower regardless of when such property was acquired and (c) so long as at the time of any such Sale and Lease-Back Transaction (and after giving effect thereto), the Remaining Present Value of outstanding leases entered into pursuant to this Section 6.03, together with the outstanding amount of Indebtedness pursuant to Section 6.01(j) shall not exceed the greater of (i) $50.0 million and (ii) 3.0% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date of such Sale and Lease-Back Transaction for which Required Financial Statements have been delivered pursuant to Section 5.04; provided that the

Remaining Present Value of outstanding leases entered into pursuant to this Section 6.03 shall not apply for purposes of calculating Permitted Indebtedness under Section 6.01(j) or permitted Sale and Lease-Back Transactions under this Section 6.03 if the proceeds of the related Sale and Lease-Back Transactions are used to prepay Term Loans or revolving loans under the ABL Credit Agreement or any Incremental ABL Loans (in each case, to the extent commitments in respect thereof are permanently reduced by the amount of such prepayments).

Section 6.04 Investments, Loans and Advances. Purchase, hold or acquire (including pursuant to any merger, consolidation or amalgamation with a person that is not a Wholly Owned Subsidiary immediately prior to such merger, consolidation or amalgamation) any Equity Interests, evidences of Indebtedness or other securities of, make or permit to exist any loans or advances to or Guarantees of the obligations of, or make or permit to exist any investment or any other interest in (each, an “Investment”), any other person except:

(a) the Transactions (including payment of the purchase consideration under the Merger Agreement);

(b) (i) Investments in the Equity Interests of Holdings, the Borrower or any other Restricted Subsidiary, (ii) intercompany loans to the Borrower or any other Restricted Subsidiary and (iii) Guarantees of Indebtedness expressly permitted hereunder; provided that in the case of an Investment by the Borrower or any of the other Restricted Subsidiaries in a Restricted Subsidiary that is not a Loan Party, at the time such Investment is made, no Event of Default shall have occurred and be continuing; provided further, that, at the time of the making of any such Investment (and after giving effect thereto), the sum of (A) outstanding Investments (valued at the time of the making thereof and without giving effect to any write downs or write offs thereof) made after the Closing Date in Restricted Subsidiaries that are not Loan Parties pursuant to clause (i) plus (B) outstanding intercompany loans made after the Closing Date to Subsidiaries that are not Loan Parties pursuant to clause (ii) plus (C) outstanding Guarantees of Indebtedness after the Closing Date of Subsidiaries that are not Loan Parties pursuant to clause (iii) shall not exceed an aggregate net amount equal to the greater of (1) $35.0 million and (2) 2.00% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date of such Investment for which Required Financial Statements have been delivered pursuant to Section 5.04;

(c) Permitted Investments and Investments that were Permitted Investments when made;

(d) Investments arising out of the receipt by the Borrower or any of the other Restricted Subsidiaries of non-cash consideration for the sale or other disposition of assets permitted under Section 6.05;

(e) loans and advances to officers, directors, managers and employees or consultants of any Parent Entity or any of its Restricted Subsidiaries (i) not to exceed $15.0 million in the aggregate at any time outstanding (calculated without regard to write downs or write offs thereof), (ii) in respect of payroll payments and expenses, moving expenses and other similar expenses, in each case incurred in the ordinary course of business or (iii) in connection with the purchase of Equity Interests of any Parent Entity solely to the extent that the amount of such loans and advances shall be contributed to Holdings or any of its Restricted Subsidiaries in cash as common equity;

(f) accounts receivable, security deposits and prepayments arising and trade credit granted in the ordinary course of business and any assets or securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and any prepayments and other credits to suppliers made in the ordinary course of business;

(g) Hedge Agreements permitted by Section 6.01(c);

(h) Investments existing on, or contractually committed as of, the Incremental Amendment Effective Date and set forth on Schedule 6.04(h) and any extensions, renewals or reinvestments thereof, so long as the aggregate amount of all Investments pursuant to this clause (h) is not increased at any time above the amount of such Investments existing or committed on the Incremental Amendment Effective Date (other than pursuant to an increase as required by the terms of any such Investment as in existence on the Incremental Amendment Effective Date);

(i) Investments resulting from pledges and deposits under the following clauses of Section 6.02: (a), (f), (g), (k), (q), (r) and (ee);

(j) other Investments in an aggregate amount (valued at the time of the making thereof, and without giving effect to any write downs or write offs thereof) not to exceed (i) at the time of the making of such Investment (and after giving effect thereto) and together with all outstanding Investments pursuant to this Section 6.04(j)(i), the greater of (A) $80.0 million and (B) 4.5% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date of such Investment for which Required Financial Statements have been delivered pursuant to Section 5.04 (plus any returns of capital actually received by the respective investor in respect of Investments theretofore made by it pursuant to this clause (j)(i)) plus (ii) so long as no Event of Default has occurred and is continuing as of the making of such Investment, the portion, if any, of the Available Amount on the date of such election that the Borrower elects to apply to this Section 6.04(j)(ii);

(k) Investments constituting Permitted Business Acquisitions;

(l) intercompany loans among Foreign Subsidiaries and Guarantees by Foreign Subsidiaries permitted by Section 6.01(n);

(m) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with or judgments against, customers and suppliers, in each case, in the ordinary course of business and Investments acquired as a result of a foreclosure by the Borrower or any of the other Restricted Subsidiaries with respect to any secured Investments or other transfer of title with respect to any secured Investment in default;

(n) Investments of a Subsidiary of the Borrower acquired after the Second Amendment Effective Date or of an entity merged into, or consolidated or amalgamated with, the Borrower or any other Restricted Subsidiary after the Second Amendment Effective Date, in each case, (i) to the extent permitted under this Section 6.04, (ii) in the case of any acquisition, merger, consolidation or amalgamation, in accordance with Section 6.05, and (iii) to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, consolidation or amalgamation and were in existence on the date of such acquisition, merger, consolidation or amalgamation;

(o) acquisitions of obligations of one or more directors, officers, managers or other employees of any Parent Entity, the Borrower or any other Restricted Subsidiary in connection with such director’s, officer’s, manager’s or employee’s acquisition of Equity Interests of any Parent Entity, so long as no cash is actually advanced by the Borrower or any of the other Restricted Subsidiaries to such directors, officers, managers or employees in connection with the acquisition of any such obligations;

(p) Guarantees of operating leases (for the avoidance of doubt, excluding Capital Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case, entered into by the Borrower or any of the other Restricted Subsidiaries in the ordinary course of business;

(q) Investments to the extent that payment for such Investments is made with Equity Interests of any Parent Entity;

(r) Investments consisting of the redemption, purchase, repurchase or retirement of any Equity Interests permitted under Section 6.06;

(s) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers consistent with past practices;

(t) Guarantees permitted under Section 6.01 (except to the extent such Guarantee is expressly subject to Section 6.04);

(u) advances in the form of a prepayment of expenses, so long as such expenses are being paid in accordance with customary trade terms of the Borrower or any of the other Restricted Subsidiaries;

(v) Investments, including loans and advances, to any Parent Entity so long as Borrower or any of the other Restricted Subsidiaries would otherwise be permitted to make a Restricted Payment in such amount; provided that the amount of any such Investment shall also be deemed to be a Restricted Payment under the appropriate clause of Section 6.06 for all purposes of this Agreement;

(w) Investments consisting of the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other persons;

(x) purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses or leases of intellectual property in each case in the ordinary course of business, to the extent such purchases and acquisitions constitute Investments;

(y) Investments received substantially contemporaneously in exchange for Equity Interests of any Parent Entity;

(z) Investments in (i) joint ventures and Unrestricted Subsidiaries, (ii) the Equity Interests of one or more newly formed persons that are received in consideration of the contribution by the Borrower or any of the other Restricted Subsidiaries of assets (including Equity Interests and cash) to such person or persons and (iii) Foreign Subsidiaries, in each case, valued at the fair market value of such Investment at the time such Investment is made, in the aggregate at any time outstanding not to exceed the greater of (x) $45.0 million and (y) 2.50% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date of such Investment for which Required Financial Statements have been delivered pursuant to Section 5.04 (calculated without regard to write downs or write offs thereof); provided that if any Investment pursuant to this clause (z) is made in any person that is not a Restricted Subsidiary at the date of the making of such Investment and such person becomes a Restricted Subsidiary after such date pursuant to another Investment (including a Subsidiary Redesignation) the amount of which, when taken together with the amount of the prior Investment, would be permitted under another provision of this Section 6.04, any Investment in such person outstanding under this Section 6.04(z) shall thereafter be deemed to have been made pursuant to such other provision and shall cease to have been made pursuant to this clause (z) for so long as such person continues to be a Restricted Subsidiary;

(aa) Investments in assets useful in the business of the Borrower and any of its Subsidiaries made with the proceeds of any Reinvestment Deferred Amount or Below Threshold Asset Sale Proceeds; provided, that if the underlying Asset Sale or Recovery Event was with respect to Holdings or a Subsidiary Loan Party, then such Investment shall be consummated by a Subsidiary Loan Party;

(bb) any Investment, so long as, after giving effect to such Investment on a Pro Forma Basis, the Total Leverage Ratio is no greater than 4.25:1.00;

(cc) Investments in the Term Loans, the ABL Loans, the Senior Unsecured Notes and other Permitted Indebtedness of the Borrower, in each case to the extent such purchases or repurchases are not otherwise prohibited hereunder;

(dd) the 2018 Incremental Transactions (including payment of the consideration under the Acquisition Agreement (as defined in Incremental Amendment No. 1).

The amount of Investments that may be made at any time in Subsidiaries of the Borrower that are not Subsidiary Loan Parties pursuant to Section 6.04(b) or Section 6.04(j) (the “Related Sections”) may, at the election of the Borrower, be increased by the amount of Investments that could be made at such time under the other Related Section; provided that the amount of each such increase in respect of one Related Section shall be treated as having been used under the other Related Section.

Section 6.05 Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into, or consolidate or amalgamate with, any other person, or permit any other person to merge into or consolidate with it, or sell, transfer or otherwise dispose of (in one transaction or in a series of transactions) all or any part of its assets (whether now owned or hereafter acquired), or issue, sell, transfer or otherwise dispose of any Equity Interests of any Restricted Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other person or any division, unit or business of any other person, except that this Section 6.05 shall not prohibit:

(a) (i) the purchase and sale of inventory or equipment in the ordinary course of business, (ii) the acquisition or lease (pursuant to an operating lease) of any other asset in the ordinary course of business, (iii) the disposition of surplus, obsolete, damaged or worn out equipment or other property in the ordinary course of business or (iv) the disposition of Investments;

(b) if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing or would result therefrom, (i) the merger, consolidation or amalgamation of any Restricted Subsidiary into (or with) the Borrower in a transaction in which the Borrower is the survivor, (ii) the merger, consolidation or amalgamation of any Restricted Subsidiary into or with any Restricted Subsidiary of the Borrower (or person that will become a Restricted Subsidiary of the Borrower) that is or will become, substantially contemporaneously with the closing of the relevant transaction, a Subsidiary Loan Party in a transaction in which the surviving or resulting entity is a Restricted Subsidiary of the Borrower that is or becomes a Subsidiary Loan Party, (iii) the merger, consolidation or amalgamation of any Restricted Subsidiary that is not a Loan Party into or with any other Restricted Subsidiary that is not a Loan Party, (iv) the liquidation or dissolution or change in form of entity of any Restricted Subsidiary (other than the Borrower) if the Borrower or any Parent Entity on behalf of the Borrower determines in good faith that such liquidation, dissolution or change in form is in the best interests of the Borrower and (with respect to any liquidation or dissolution of a Loan Party, to the extent the residual assets of such Loan Party or proceeds thereof are not transferred to another Loan Party) is not materially disadvantageous to the Lenders or (v) the merger, consolidation or amalgamation of any Restricted Subsidiary of Holdings (other than the Borrower) with or into any other person in order to effect an Investment permitted under Section 6.04 so long as the continuing or surviving person shall be or become a Restricted Subsidiary of the Borrower that is a Subsidiary Loan Party if the merging, consolidating or amalgamating Restricted Subsidiary was a Loan Party and which, together with each of its Restricted Subsidiaries, shall have complied with the requirements of Section 5.10;

(c) sales, transfers, leases or other dispositions to the Borrower or any of the other Restricted Subsidiaries (upon voluntary liquidation or otherwise); provided that any sales, transfers, leases or other dispositions by a Loan Party to a Restricted Subsidiary that is not a Loan Party in reliance on this clause (c) shall be made in compliance with Section 6.07 and the aggregate gross proceeds (including non-cash proceeds) of any and all assets sold, leased, transferred or leased shall not in the aggregate exceed, as of the date of any such disposition (and after giving effect thereto), in any fiscal year of Holdings, the greater of (i) $20.0 million and (ii) 1.0% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date of such sale, transfer or other disposition for which Required Financial Statements have been delivered pursuant to Section 5.04;

(d) Sale and Lease-Back Transactions permitted by Section 6.03;

(e) Investments permitted by Section 6.04, Permitted Liens and Restricted Payments permitted by Section 6.06;

(f) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to, contractual buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(g) Transfers of property subject to casualty, eminent domain or condemnation proceedings (including in lieu thereof);

(h) the sale, lease, sublease, license, sublicense, consignment, conveyance or other disposition of equipment, inventory or other assets (including leasehold interests in real property) with respect to facilities that are temporarily not in use, held for sale or closed;

(i) sales of non-core assets acquired in connection with an acquisition permitted hereunder and sales of real estate assets acquired in an acquisition permitted hereunder which, in each case, within 90 days of the date of the acquisition, are designated in writing to the Administrative Agent as being held for sale and not for the continued operation of the Borrower or any of the other Restricted Subsidiaries or any of their respective businesses;

(j) terminations of Hedge Agreements;

(k) sales or dispositions of Equity Interests of Unrestricted Subsidiaries;

(l) (i) licensing and cross-licensing arrangements involving any technology, intellectual property or intellectual property rights of the Borrower or any other Restricted Subsidiary in the ordinary course of business, other than any such exclusive licensing arrangement that prevents the Borrower or any other Restricted Subsidiary from conducting its business in any material respect, and (ii) the sale, disposal, abandonment, cancellation or lapse of intellectual property rights, or any issuances or registrations, or applications for issuances or registrations, of any intellectual property rights, which, in the reasonable good faith determination of the Borrower or any Parent Entity on behalf of the Borrower, are uneconomical, negligible, or not material to the conduct of the business of the Borrower or the other Restricted Subsidiaries;

(m) the sale of defaulted receivables in the ordinary course of business and not as part of an accounts receivables financing transaction;

(n) sales, transfers or other dispositions of assets not otherwise permitted by this Section 6.05; provided that (A) no Event of Default shall have occurred and be continuing or would result therefrom, (B) the Net Cash Proceeds thereof shall be applied in accordance with Section 2.09, (C) at least 75.0% of the consideration therefor shall be in the form of cash and cash equivalents and (D) such sale, transfer or disposition shall be made for fair value (as determined by the Borrower in good faith); provided, further, that (A) any liabilities (as shown on the most recent Required Financial Statements or in the notes thereto) of the Borrower or any of its Subsidiaries, other than liabilities that are by their terms subordinated to the Obligations, that are assumed by the transferee with respect to the applicable disposition and for which the Borrower and its Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by the Borrower or its Subsidiaries from such transferee that are converted by the Borrower or such Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of the applicable disposition and (C) any Designated Non-Cash Consideration received in respect of such disposition having an aggregate fair market value as determined by the Borrower in good faith, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (C) that is then outstanding, shall not exceed the greater of (x) $35.0 million and (y) 2.0% of Consolidated Total Assets (measured at the time such Designated Non-Cash Consideration is received), with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed for purposes of this clause (n) to be cash;

(o) Permitted Business Acquisitions (including any merger, consolidation or amalgamation in order to effect a Permitted Business Acquisition; provided that following any such merger, consolidation or amalgamation involving the Borrower, the Borrower shall be the surviving entity;

(p) leases, licenses, or subleases or sublicenses of any real or personal property in the ordinary course of business;

(q) sales, leases or other dispositions of inventory of the Borrower or any of its Subsidiaries determined by the management of the Borrower to be no longer useful or necessary in the operation of the business of the Borrower or such Subsidiary;

(r) any exchange or swap, including transactions covered by Section 1031 of the Code, of assets for services or other assets of comparable or greater value; provided that (i) no Event of Default shall exist or would result therefrom and (ii) in the event of an exchange or swap with a fair market value in excess of $15.0 million, such exchange or swap shall have been approved by at least a majority of the Governing Persons of the Borrower or any Parent Entity on behalf of the Borrower; and

(s) (i) termination of leases in the ordinary course of business, (ii) the expiration of any option agreement in respect of real or personal property and (iii) any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or other litigation claims in the ordinary course of business.

To the extent any Collateral is disposed of in a transaction expressly permitted by this Section 6.05 to any person other than Holdings, the Borrower or any other Restricted Subsidiary, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and the Administrative Agent shall take, and shall be authorized by each Lender to take, any actions reasonably requested by the Borrower in order to evidence the foregoing, in each case, in accordance with Section 9.18.

Section 6.06 Restricted Payments. Declare or pay any dividend or make any other distribution (by reduction of capital or otherwise), directly or indirectly, whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests (other than dividends and distributions on Equity Interests payable solely by the issuance of additional Equity Interests (other than Disqualified Stock) of the person paying such dividends or distributions) or directly or indirectly redeem, purchase, retire or otherwise acquire for value any of its Equity Interests or set aside any amount for any such purpose (other than through the issuance of additional Equity Interests (other than Disqualified Stock) of the person redeeming, purchasing, retiring or acquiring such shares) (the foregoing, “Restricted Payments”) other than:

(a) Restricted Payments to Holdings, the Borrower or any other Subsidiary of Holdings (or, in the case of non-Wholly Owned Subsidiaries, to Holdings and to each other owner of Equity Interests of such Subsidiary on a pro rata basis (or more favorable basis from the perspective of Holdings, the Borrower or such Subsidiary) based on their relative ownership interests so long as any repurchase of its Equity Interests from a person that is not Holdings or a Restricted Subsidiary of Holdings is permitted under Section 6.04);

(b) Restricted Payments to permit any Parent Entity to (i) pay operating, overhead, legal, accounting and other professional fees and expenses (including directors’ fees and expenses and administrative, legal, accounting, filings and similar expenses), (ii) pay fees and expenses related to any public offering or private placement of debt or equity securities of any Parent Entity whether or not consummated or any Investment permitted hereunder, (iii) pay fees, non-income taxes and expenses in connection with any Parent Entity’s ownership of any Subsidiary or the maintenance of its legal existence, (iv) make payments permitted by Section 6.07 (other than Section 6.07(g)) or (v) pay customary salary, bonus and other benefits payable to, and indemnities provided on behalf of, officers and employees of any Parent Entity, in each case, in order to permit such Parent Entity to make such payments;

(c) (i) Restricted Payments to any Parent Entity that files, or to any Parent Entity for the purpose of paying to any other Parent Entity that files, a consolidated U.S. federal or combined or unitary state tax return that includes Holdings and its Subsidiaries (or the taxable income thereof), in each case, to the extent income taxes reportable on such return are attributable to Holdings and its Restricted Subsidiaries, in an amount not to exceed the amount that Holdings and its Restricted Subsidiaries would have been required to pay in respect of U.S. federal, state or local taxes (as the case may be) in respect of such fiscal year if Holdings and its Restricted Subsidiaries paid such taxes directly as a stand-alone taxpayer (or stand-alone group) and (ii) to the extent of amounts paid by Unrestricted Subsidiaries to Holdings or any of its Subsidiaries (unless (A) such cash distribution by an Unrestricted Subsidiary is prohibited or restricted by any law, (B) the Borrower is unable to obtain, through commercially reasonable efforts, any required consent, approval or authorization of any Governmental Authority for such cash distribution, or (C) such cash distribution is prohibited by any contractual obligation or the terms of any security that the Borrower, through commercially reasonable efforts, is unable to avoid), Restricted Payments to any Parent Entity necessary to pay the tax liabilities of Unrestricted Subsidiaries or of any Parent Entity attributable to Unrestricted Subsidiaries;

(d) Restricted Payments to any Parent Entity the proceeds of which are used to purchase or redeem, or to any Parent Entity for the purpose of paying to any other Parent Entity to purchase or redeem, the Equity Interests of such Parent Entity (including related stock appreciation rights or similar securities) held by then present or former directors, consultants, officers or employees of the Borrower or any of its Restricted Subsidiaries, their respective estates or family members, or by any Plan or any shareholders’ agreement then in effect upon such person’s death, disability, retirement or termination of employment or under the terms of any such Plan or any other agreement under which such shares of stock or related rights were issued; provided that the aggregate amount of such purchases or redemptions under this clause (d) shall not exceed (i) $10.0 million in the aggregate in any fiscal year of Holdings (with any unused amounts in any fiscal year being carried over to the immediately succeeding fiscal year) plus (ii) the amount of Net Cash Proceeds (other than amounts included in the Available Amount, amounts used for purposes of Section 6.01(aa) or Section 6.09(b)(i)(3) or used to fund charges, expenses, accruals or reserves in accordance with clause (l) of the definition of “Consolidated Net Income”) contributed to the Borrower or Holdings that were received by any Parent Entity during such fiscal year from sales of Equity Interests of any Parent Entity to directors, managers, consultants, officers or employees of the Borrower or any of its Subsidiaries in connection with permitted employee compensation and incentive arrangements, plus (iii) the amount of net proceeds of any key man life insurance policies received during such calendar year plus (iv) the amount of any bona fide cash bonuses otherwise payable to members of management, directors or consultants of the Borrower or any of its Subsidiaries in connection with the Transactions that are foregone in return for the receipt of Equity Interests, the fair market value of which is equal to or less than the amount of such cash bonuses, which, if not used in any year, may be carried forward to any subsequent fiscal year; provided, further, that cancellation of Indebtedness owing to Holdings, the Borrower or any of its Subsidiaries from any future, present or former employees, directors, managers or consultants (or any of their respective estates or family members) of the Borrower or any of its Subsidiaries in connection with a repurchase of Equity Interests of any Parent Entity will not be deemed to constitute a Restricted Payment for purposes of this Section 6.06;

(e) non-cash repurchases of Equity Interests of Holdings, the Borrower or any of the Restricted Subsidiaries deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(f) Restricted Payments in an amount not to exceed the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this Section 6.06(f), such election to be specified in a written notice of a Responsible Officer of the Borrower calculating in reasonable detail the amount of the Available Amount immediately prior to such election and the amount thereof elected to be so applied; provided that (i) at the time such Restricted Payments are made, no Event of Default shall have occurred and be continuing or would result therefrom and (ii) after giving effect to such Restricted Payments on a Pro Forma Basis, the Fixed Charge Coverage Ratio shall be no less than 2.00:1.00.

(g) Restricted Payments to consummate the Transactions and to pay any amounts pursuant to the Merger Agreement, and Restricted Payments made by any Subsidiary in exchange for the assumption and contribution of the Obligations in connection with the Equity Contribution;

(h) Restricted Payments to allow any Parent Entity to make, or to any Parent Entity for the purpose of paying to any other Parent Entity to make, payments in cash, in lieu of the issuance of fractional shares, upon the exercise of warrants or upon the conversion or exchange of Equity Interests of any such person; provided that any such payment is not for the purpose of evading the limitations of this Section 6.06;

(i) after a Qualified IPO, Restricted Payments to any Parent Entity in an amount equal to the greater of (x) 6.0% per annum of the net cash proceeds received from any public offering of the Equity Interests of Holdings or any Parent Entity that are contributed to or received by Holdings or the Borrower and (y) 5.0% of market capitalization (calculated based on the average closing price per share of the common equity interests of the Borrower, Holdings or Parent Entity, as applicable, for the 30 consecutive trading days immediately preceding the date of declaration of the Restricted Payment (it being understood that with respect to market capitalization based on the closing price per share of the common equity interests of a Parent Entity, such calculation shall be adjusted by the Borrower in good faith to reflect the portion of such market capitalization attributable to the Borrower and its Subsidiaries)), so long as no Default or Event of Default has occurred or is continuing;

(j) Restricted Payments to any Parent Entity to finance, or to any Parent Entity for the purpose of paying to any other Parent Entity to finance, any Investment permitted to be made pursuant to Section 6.04; provided that (i) such Restricted Payment shall be made substantially concurrently with the closing of such Investment and (ii) such Parent Entity shall, immediately following the closing thereof, cause (A) all property acquired (whether assets or Equity Interests) to be contributed to the Borrower or any other Subsidiary or (B) the merger, consolidation or amalgamation (to the extent permitted by Section 6.05) of the person formed or acquired into the Borrower or any other Subsidiary in order to consummate such Permitted Business Acquisition or Investment, in each case, in accordance with the requirements of Section 5.10;

(k) so long as no Event of Default has occurred and is continuing, Restricted Payments to any Parent Entity not to exceed (i) $2.0 million in any fiscal year to pay, or to any Parent Entity for the purpose of paying to any other Parent Entity to pay, monitoring, consulting, management, transaction, advisory, termination or similar fees payable to a Sponsor or any Sponsor Affiliate in accordance with the terms of any management or similar agreement with terms reasonably consistent with the terms of similar agreements entered into by similar financial sponsors and portfolio companies as determined in good faith by the Borrower or any Parent Entity on behalf of the Borrower at the time such management or similar agreement is entered into by the Sponsors and the Borrower (or, in the case of Teachers, distributions and dividends paid to Teachers to approximate management fees and transaction and advisory fees) (it being understood that any amounts that are not paid due to the existence of an Event of Default shall accrue and may be paid when the applicable Event of Default ceases to exist or is otherwise waived) and (ii) indemnities, reimbursements and reasonable and documented out-of-pocket fees and expenses of a Sponsor or any Sponsor Affiliate in connection therewith; provided that with respect to this clause (ii), such payments shall be on terms reasonably consistent with arrangements entered into between similar financial sponsors and portfolio companies as determined in good faith by the Borrower or any Parent Entity on behalf of the Borrower;

(l) Restricted Payments in an amount sufficient to make, to the extent permitted pursuant to Section 6.09(b), scheduled payments of interest on, prepayments of, or other payments in respect of, any Junior Financing;

(m) Restricted Payments required by the terms of agreements as in effect on the Incremental Amendment Effective Date (or as amended, to the extent such amendment is not adverse to the Lenders in any material respect) and listed on Schedule 6.06(m);

(n) any Restricted Payment, so long as, (i) after giving effect to such Restricted Payment on a Pro Forma Basis the Total Leverage Ratio is no greater than 4.25:1.00 and (ii) no Event of Default has occurred and is continuing; and

(o) so long as no Event of Default has occurred and is continuing, payments to a Sponsor or any Sponsor Affiliate for any financial advisory, financing, underwriting or placement services or in respect of other investment banking or transaction advisory activities, including in connection with (i) the Transactions, acquisitions or divestitures, which payments are approved by the majority of the Governing Persons of the Borrower or any Parent Entity on behalf of the Borrower, in good faith and (ii) distributions and dividends paid to Teachers to approximate management fees and transaction and advisory fees; provided that such payments shall be on terms reasonably consistent with arrangements entered into between similar financial sponsors and portfolio companies as determined in good faith by the Borrower or any Parent Entity on behalf of the Borrower.

Section 6.07 Transactions with Affiliates. Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transaction with, any of its Affiliates in a transaction involving aggregate consideration in excess of $5.0 million, unless such transaction is (i) otherwise permitted (or required) under this Agreement or (ii) upon terms not materially less favorable to Holdings or its Restricted Subsidiaries, as applicable, than would be obtained in a comparable arm’s length transaction with a person that is not an Affiliate, except that this Section 6.07 shall not prohibit:

(a) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, equity purchase agreements, stock options and stock ownership plans approved by the Governing Persons of the Borrower or any Parent Entity;

(b) loans or advances to directors, officers, managers, employees or consultants of any Parent Entity, the Borrower or any of its Subsidiaries in accordance with Section 6.04(e);

(c) transactions between or among the Borrower and any other Restricted Subsidiary or any entity that becomes a Restricted Subsidiary as a result of such transaction (including via merger, consolidation or amalgamation in which a Loan Party is the surviving entity);

(d) the payment of fees, customary benefits, reasonable out of pocket costs and indemnities to directors, officers, consultants and employees of a Parent Entity, the Borrower or any of the other Restricted Subsidiaries in the ordinary course of business (limited, in the case of any Parent Entity, to the portion of such fees and expenses that are allocable to Holdings and its Restricted Subsidiaries (which shall be 100% for so long as such Parent Entity owns no assets other than, directly or indirectly, the Equity Interests in Holdings and its Restricted Subsidiaries and assets incidental to the ownership of Holdings and its Restricted Subsidiaries);

(e) the Transactions pursuant to the Transaction Documents and other transactions, agreements and arrangements in existence on the Incremental Amendment Effective Date and set forth on Schedule 6.07(e) or any amendment thereto to the extent such amendment is not adverse to the Lenders in any material respect;

(f) (i) any employment agreements entered into by Holdings or any of its Restricted Subsidiaries in the ordinary course of business, (ii) any subscription agreement or similar agreement pertaining to the repurchase of Equity Interests pursuant to put/call rights or similar rights with employees, officers or directors and (iii) any employee compensation, benefit plan or arrangement, any health, disability or similar insurance plan which covers employees, and any reasonable employment contract and transactions pursuant thereto;

(g) Restricted Payments permitted under Section 6.06, including payments to any Parent Entity;

(h) any purchase by Parent Entity or its Subsidiaries of the Equity Interests of any Wholly-Owned Subsidiary; provided that any Equity Interests of any Wholly-Owned Subsidiary purchased by such Parent Entity shall be pledged to the Administrative Agent on behalf of the Lenders pursuant to the Collateral Agreement;

(i) so long as no Specified Event of Default has occurred and is continuing, any agreement to pay, and the payment of, monitoring, consulting, management, transaction, advisory, termination or similar fees payable to a Sponsor or any Sponsor Affiliate pursuant to a management agreement or another similar or related agreement entered into with a Sponsor or any Sponsor Affiliate, which agreement has terms reasonably consistent with the terms of similar agreements entered into by similar financial sponsors and portfolio companies as determined in good faith by the Borrower or any Parent Entity on behalf of the Borrower at the time such management or similar agreement is entered into (or, in the case of Teachers, distributions and dividends paid to Teachers to approximate management fees and transaction and advisory fees), provided that amounts paid pursuant to this Section 6.07 shall not exceed $2.0 million in any fiscal year, and provided, further, that to the extent any such fees are not paid due to the occurrence of a Specified Event of Default, such fees shall accrue during the continuance of such Specified Event of Default and paid immediately upon the cure, cessation or waiver of such Specified Event of Default;

(j) [Reserved];

(k) any transaction in respect of which the Borrower delivers to the Administrative Agent (for delivery to the Lenders) a letter addressed to the Governing Persons of Holdings or the Borrower from an accounting, appraisal or investment banking firm, in each case, of nationally recognized standing which letter states that such transaction is on terms that are no less favorable to Holdings or its Subsidiaries, as applicable, than would be obtained in a comparable arm’s length transaction with a person that is not an Affiliate or is fair from a financial point of view;

(l) subject to clause (i) of this Section 6.07, the payment of all fees, expenses, bonuses and awards related to the Transactions contemplated by the Information Memorandum, including fees to a Sponsor or any Sponsor Affiliate;

(m) transactions with a joint venture, partnership, limited liability company or other entity for the purchase or sale of goods, equipment and services entered into in the ordinary course of business and in a manner consistent with past practice;

(n) the issuance, sale or transfer of Equity Interests of Holdings or the Borrower to any Parent Entity and capital contributions by any Parent Entity to Holdings or the Borrower;

(o) the issuance of Equity Interests to the management of Holdings or any of its Subsidiaries in connection with the Transactions;

(p) payments by Holdings or any of the Restricted Subsidiaries pursuant to tax sharing agreements among Holdings and any of the Restricted Subsidiaries on customary terms that require each party to make payments when such taxes are due or refunds received of amounts equal to the income tax liabilities and refunds generated by each such party calculated on a separate return basis, and payments to the party generating tax benefits and credits of amounts equal to the value of such tax benefits and credits made available to the group by such party;

(q) payments or loans (or cancellation of loans) to employees, directors, officers or consultants that are (i) approved by a majority of the Governing Persons (excluding any interested persons) of Holdings or the Borrower, in good faith, (ii) made in compliance with applicable law and (iii) otherwise permitted under this Agreement;

(r) transactions with customers, clients, suppliers, or purchasers or sellers or licensors or licensees of goods or services, licenses or sublicenses of intellectual property or lease or sublease of assets, in each case, in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to Holdings and its Subsidiaries;

(s) transactions between or among Holdings or any of its Subsidiaries and any person, a director of which is also a director of the Borrower or any Parent Entity, so long as (i) such director abstains from voting as a director of the Borrower or such Parent Entity, as the case may be, on any matter involving such other person and (ii) such person is not an Affiliate of the Borrower for any reason other than such director’s acting in such capacity;

(t) transactions permitted by, and complying with, the provisions of Section 6.04(b) and Section 6.05(b); and

(u) intercompany transactions undertaken in good faith (as certified by a Responsible Officer of the Borrower) for the purpose of improving the consolidated tax efficiency of Holdings and its Subsidiaries and not for the purpose of circumventing any covenant set forth herein.

Section 6.08 Business of Borrower.

(a) Notwithstanding any other provisions hereof, engage at any time in any business or business activity other than any business or business activity conducted by the Borrower or any other Restricted Subsidiary on the Second Amendment Effective Date and any similar, corollary, related, incidental or complementary businesses or business activities or a reasonable extension, development or expansion thereof or ancillary thereto.

Section 6.09 Limitation on Payments and Modifications of Indebtedness; Modifications of Certificate of Incorporation, By Laws and Certain Other Agreements; etc.

(a) Amend or modify in any manner materially adverse to the Lenders or the Administrative Agent, or grant any waiver or release under or terminate in any manner (if such granting or termination shall be materially adverse to the Lenders), the articles or certificate of incorporation (or similar document), by-laws, limited liability company operating agreement, partnership agreement or other organizational documents of the Borrower or any other Restricted Subsidiary or the Merger Agreement, except that this Section 6.09(a) shall not prohibit the Conversion.

(b) (i) Make, or agree or offer in writing to pay or make, directly or indirectly, any payment or other distribution (other than any consent or amendment fee) in cash in respect of (A) any Indebtedness permitted to be incurred hereunder that is subordinated in right of payment of the Obligations, (B) Senior Unsecured Notes or unsecured Indebtedness incurred pursuant to Section 6.01(aa) or (C) any Permitted Refinancing Indebtedness in respect of any of the foregoing (“Junior Financing”) or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination in respect of such Junior Financing except for (1) the incurrence of Permitted Refinancing Indebtedness in respect thereof, (2) payments of regularly scheduled principal and interest, mandatory offers to repay, mandatory prepayments of principal, premium and interest and payments of fees, expenses and indemnification obligations with respect to such Junior Financing, (3) payments or distributions in respect of all or any portion of such Junior Financing with the proceeds (other than any proceeds included in the Available Amount, used in connection with Section 6.01(aa) or Section 6.06(d) or used to fund charges, expenses, accruals or reserves in accordance with clause (l) of the definition of “Consolidated Net Income”) contributed directly or indirectly to the Borrower or Holdings by any Parent Entity from the issuance, sale or exchange by any Parent Entity of Equity Interests made within 18 months prior thereto, (4) the conversion of any such Junior Financing to Equity Interests of any Parent Entity (without duplication of amounts included in the Available Amount), (5) so long as no Event of Default has occurred and is continuing, any payment that is intended to prevent such Junior Financing or any Term Facility from being treated as an “applicable high yield discount obligation” within the meaning of Section 163(i)(1) of the Code, (7) so long as (x) no Event of Default has occurred and is continuing or would result therefrom and (y) the Fixed Charge Coverage Ratio, on a Pro Forma Basis, is 2.00 to 1.00 or greater, payments or distributions in respect of Junior Financings made with the portion, if any, of the Available Amount that the Borrower elects to apply to this Section 6.09(b)(i), (8) any payment, so long as, on a Pro Forma Basis, the Total Leverage Ratio does not exceed 4.25 to 1.00, and (9) otherwise in an amount up to $25.0 million; or

(ii) amend or modify, or permit the amendment or modification of, any provision of any Junior Financing or any agreement, document or instrument evidencing or relating thereto, other than amendments or modifications that (A) are not materially adverse to the Lenders (as reasonably determined by the Borrower) or (B) otherwise comply with the definition of “Permitted Refinancing Indebtedness”.

(c) Permit any Restricted Subsidiary to enter into any agreement or instrument that by its terms restricts (1) the payment of dividends or distributions or the making of cash advances to the Borrower or any of its Subsidiaries that is a direct or indirect parent of such Restricted Subsidiary or (2) the granting of Liens by the Borrower or such other Restricted Subsidiary pursuant to the Security Documents, in each case other than those arising under any Loan Document, except, in each case, restrictions existing by reason of:

(i) restrictions imposed by applicable law;

(ii) contractual encumbrances or restrictions (A) under the ABL Loan Documents, (B) under the Senior Unsecured Notes, (C) under the definitive documentation evidencing any Credit Agreement Refinancing Indebtedness or Credit Agreement Refinancing Indebtedness (as defined in each of the ABL Credit Agreement), (D) under Indebtedness created under Incremental Facilities, Incremental Equivalent Term Debt, Indebtedness created under Incremental Facilities (as defined in the ABL Credit Agreement), Indebtedness permitted under Section 6.01(b) or Indebtedness secured by a Lien permitted under Section 6.02(u) or 6.02(ee) and (E) under any Permitted Refinancing Indebtedness in respect of any of the foregoing or any agreements related to any Permitted Refinancing Indebtedness in respect of any such Indebtedness that does not expand the scope of any such encumbrance or restriction;

(i) any restriction on a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of the Equity Interests or assets of a Restricted Subsidiary pending the closing of such sale or disposition;

(ii) customary provisions in joint venture agreements and other similar agreements entered into in the ordinary course of business;

(iii) any restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent that such restrictions apply only to the property or assets securing such Indebtedness;

(iv) any restrictions imposed by any agreement relating to Indebtedness incurred pursuant to Sections 6.01(i), (j), (l), (n), (r), (s) or (aa) or Permitted Refinancing Indebtedness in respect thereof;

(v) customary provisions contained in leases or licenses of intellectual property and other similar agreements entered into in the ordinary course of business;

(vi) customary provisions restricting subletting or assignment of any lease governing a leasehold interest;

(vii) customary provisions restricting assignment of any agreement or any rights thereunder, in each case, entered into in the ordinary course of business;

(viii) customary restrictions and conditions contained in any agreement relating to the sale, transfer or other disposition of any asset permitted under Section 6.05 pending the consummation of such sale, transfer or other disposition;

(ix) customary restrictions and conditions contained in the document relating to any Lien, so long as (1) such Lien is a Permitted Lien and such restrictions or conditions relate only to the specific asset subject to such Lien and (2) such restrictions and conditions are not created for the purpose of avoiding the restrictions imposed by this Section 6.09;

(x) customary net worth provisions contained in Real Property leases entered into by Restricted Subsidiaries, so long as the Borrower or any Parent Entity on behalf of the Borrower has determined in good faith that such net worth provisions would not reasonably be expected to impair the ability of the Borrower and the other Restricted Subsidiaries to meet their ongoing obligations;

(xi) any agreement in effect at the time any person becomes a Restricted Subsidiary, so long as such agreement was not entered into in contemplation of such person becoming a Restricted Subsidiary;

(xii) restrictions in agreements representing Indebtedness permitted under Section 6.01 of a Restricted Subsidiary of the Borrower that is not a Subsidiary Loan Party;

(xiii) customary restrictions on leases, subleases, licenses or Equity Interests or asset sale agreements otherwise permitted hereby as long as such restrictions relate to the Equity Interests and assets subject thereto;

(xiv) restrictions on cash or other deposits or net worth imposed by customers or suppliers under contracts entered into in the ordinary course of business; or

(xv) any encumbrances or restrictions of the type referred to in Section 6.09(c)(1) and Section 6.09(c)(2) imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) through (xvi) above, so long as such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Borrower or any Parent Entity on behalf of the Borrower, no more restrictive in any material respect with respect to or such Lien, dividend and other payment restrictions than those contained in the Lien, dividend or other payment restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

ARTICLE VIA

Holdings Covenant

Holdings covenants and agrees with each Lender that, so long as this Agreement shall remain in effect:

(a) Holdings shall not conduct, transact or otherwise engage in any material operating or business activities; provided that the following and any activities incidental thereto shall be permitted in any event: (i) its ownership of the Equity Interests of the Borrower, including payment of dividends and other amounts in respect of its Equity Interests, (ii) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (iii) the performance of its obligations with respect to the Loan Documents, the ABL Loan Documents, the documents relating to the Senior Unsecured Notes, Qualified Holding Company Debt and any documentation relating to any incremental facilities or refinancing of the foregoing and any management agreement entered into with a Sponsor or a Sponsor Affiliate, which management agreement has terms reasonably consistent with the terms of similar agreements entered into by financial sponsors and portfolio companies at the time such management agreement is entered into, (iv) any public offering of its common stock or any other issuance or sale of its Equity Interests and related activities to becoming and maintaining any requirements as a public reporting company or registrant with the SEC or any other securities regulatory authorities, (v) the issuance of securities, payment of dividends, making contributions to the capital of the Borrower and guaranteeing the obligations of the Borrower and the other Restricted Subsidiaries to the extent not prohibited under this Agreement, (vi) participating in tax, accounting and other administrative matters (x) as a member of the Borrower, (y) as a member of any unitary, combined or similar group including Holdings and the Borrower, or (z) with respect to its own business and activities, (vii) holding any cash or property (but not operate any property) received in connection with permitted Restricted Payments pending application of the proceeds thereof and (viii) providing indemnification to officers and directors.

(b) Holdings may merge, amalgamate or consolidate with or into any other person; provided that (i) (x) such person is organized under the laws of the United States or any state or other political subdivision thereof (including any territory or the District of Columbia) and (y) such person upon the consummation of such merger, consolidation or amalgamation becomes a party to this agreement and assumes the obligations of Holdings hereunder and from and after such time such person shall be deemed to be Holdings for all purposes hereunder or (ii) following such merger, amalgamation or consolidation, Holdings shall be the surviving entity.

ARTICLE VII

Events of Default

Section 7.01 Events of Default. In case of the happening of any of the following events (each, an “Event of Default”):

(a) any representation or warranty made or deemed made by Holdings, the Borrower or any other Subsidiary Loan Party herein or in any other Loan Document or any certificate or document delivered pursuant hereto or thereto shall prove to have been false or misleading in any material respect when so made or deemed made;

(b) default shall be made in the payment of any principal of any Term Loan when and as the same shall become due and payable, whether at the due date thereof, at a date fixed for prepayment thereof, by acceleration thereof or otherwise;

(c) default shall be made in the payment of any interest on any Term Loan or in the payment of any Fee or any other amount (other than an amount referred to in clause (b) of this Section 7.01) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five Business Days;

(d) default shall be made in the due observance or performance by Holdings, the Borrower or any Subsidiary Loan Party of any covenant, condition or agreement contained in Section 5.01(a), Section 5.05(a) or Section 5.08 or in Article VI or Article VIA (in each case solely to the extent applicable to such person);

(e) default shall be made in the due observance or performance by Holdings, the Borrower or any other Subsidiary Loan Party of any covenant, condition or agreement contained in any Loan Document (other than those specified in clauses (b), (c) and (d) of this Section 7.01) (in each case solely to the extent applicable to such person) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower;

(f) (i) any event or condition shall occur that (A) results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) enables or permits (after all applicable grace periods have actually expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (ii) the Borrower or any Restricted Subsidiary shall fail to pay the principal of any Material Indebtedness at the stated final maturity thereof; provided that this clause (f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; provided, further, that the failure to observe or perform the financial maintenance covenant under the ABL Credit Agreement (a “Financial Covenant Default”) shall not in and of itself constitute an Event of Default hereunder until the earlier of (1) 60 days following the date of such Financial Covenant Default and (2) the date on which the lenders under the ABL Credit Agreement shall have accelerated payment of the ABL Obligations and terminated the ABL Commitments or foreclosed upon the ABL Priority Collateral; and provided, further, that prior to the time it becomes an Event of Default hereunder, any Financial Covenant Default may be waived, amended, terminated or otherwise modified or cured from time to time by the Borrower and the Required Lenders (as defined in the ABL Credit Agreement) and then shall not constitute an Event of Default hereunder;

(g) a Change in Control shall have occurred;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Holdings, the Borrower or any of the Material Subsidiaries, or of a substantial part of the property or assets of Holdings, the Borrower or any Material Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Material Subsidiary or for a substantial part of the property or assets of Holdings, the Borrower or any Material Subsidiary or (iii) the winding up or liquidation of Holdings, the Borrower or any Material Subsidiary (except, in the case of any Material Subsidiary, in a transaction permitted by Section 6.05) and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) Holdings, the Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (h) of this Section 7.01, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Material Subsidiary or for a substantial part of the property or assets of Holdings, the Borrower or any Material Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable or admit in writing its inability or fail generally to pay its debts as they become due;

(j) the failure by the Borrower or any other Material Subsidiary to pay one or more final judgments aggregating in excess of $30.0 million (to the extent not covered by insurance and which are not vacated, discharged, effectively waived or stayed or bonded pending appeal within 30 days from entry thereof), or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any other Subsidiary Loan Party to enforce any such judgment;

(k) (i) a trustee shall be appointed by a United States district court to administer any Plan, (ii) an ERISA Event or ERISA Events shall have occurred with respect to any Plan or Multiemployer Plan, (iii) the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any Plan or Plans, (iv) Holdings, the Borrower or any other Restricted Subsidiary or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization (within the meaning of Section 4242 of ERISA), is being terminated, is insolvent (within the meaning of Section 4245 of ERISA) or is in endangered or critical status (within the meaning of Section 305 of ERISA) or (v) Holdings, the Borrower or any other Restricted Subsidiary shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan (other than any “prohibited transaction” for which a statutory or administrative exemption is available) and, in each case, with respect to clauses (i) through (v) above, such event or condition, together with all other such events or conditions, if any, would reasonably be expected to have a Material Adverse Effect; and

(l) (i) any material provision of any Loan Document shall cease to be, or be asserted in writing by Holdings, the Borrower or any other Restricted Subsidiary not to be, for any reason, a legal, valid and binding obligation of any party thereto, (ii) any security interest purported to be created by any Security Document and to extend to assets that are not immaterial to Holdings, the Borrower and the other Restricted Subsidiaries on a consolidated basis shall cease to be, or shall be asserted in writing by the Borrower or any other Loan Party not to be, a valid and perfected security interest (perfected as or having the priority required by this Agreement or the relevant Security Document and subject to such limitations and restrictions as are set forth herein and therein) in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the limitations of foreign laws, rules and regulations as they apply to pledges of Equity Interests in Foreign Subsidiaries or the application thereof, or from the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under a Security Document or to file Uniform Commercial Code continuation statements or take the actions described on Schedule 3.04 and except to the extent that such loss is covered by a lender’s title insurance policy and the Administrative Agent shall be reasonably satisfied with the credit of such insurer or (iii) the Guarantees pursuant to the Security Documents by any Loan Party of any of the Obligations shall cease to be in full force and effect (other than in accordance with the terms thereof) or shall be asserted in writing by Holdings, the Borrower or any other Subsidiary Loan Party not to be in effect or not to be legal, valid and binding obligations;

then, (i) in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Section 7.01), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (A) declare the Term Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Term Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and (B) exercise all rights and remedies granted to it under any Loan Document and all of its rights under any other applicable law or in equity, and (ii) in any event with respect to the Borrower described in clause (h) or (i) of this Section 7.01, the principal of the Term Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

ARTICLE VIII

The Agents

Section 8.01 Appointment.

(a) Each Lender hereby irrevocably designates and appoints the Administrative Agent as agent of such Lender under this Agreement and the other Loan Documents, as applicable, including as the Collateral Agent for such Lender and the other applicable Secured Parties under the applicable Security Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacities, to enter into and take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than the United States, each of the Lenders hereby grants to the Administrative Agent any required powers of attorney to execute any Security Document governed by the laws of such jurisdiction on such Lender’s behalf. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the IRS or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred. For the avoidance of doubt, the Borrower shall have no liability for the actions of the Administrative Agent pursuant to the immediately preceding sentence.

(b) In furtherance of the foregoing, each Lender hereby appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on the Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In connection therewith, the Administrative Agent (and any Subagents appointed by the Administrative Agent pursuant to Section 8.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights or remedies thereunder at the direction of the Administrative Agent) shall be entitled to the benefits of this Article VIII (including Section 8.07) as though the Administrative Agent (and any such Subagents) were an “Agent” under the Loan Documents, as if set forth in full herein with respect thereto.

(c) Each Lender irrevocably authorizes the Administrative Agent, at its option and in its discretion: (i) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (A) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification and reimbursement obligations that are not yet due and payable and for which no claim has been asserted), (B) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document or (C) if approved, authorized or ratified in writing in accordance with Section 9.08 hereof; (ii) to release any Loan Party from its obligations under the Loan Documents if such person ceases to be a Subsidiary as a result of a transaction permitted hereunder or is designated as an Unrestricted Subsidiary; and (iii) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(i) or (j). Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property, or to release any Loan Party from its obligations under the Loan Documents.

(d) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, (i) the Administrative Agent (irrespective of whether the principal of any Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise (A) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of any or all of the Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agents and any Subagents allowed in such judicial proceeding and (B) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and (ii) any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under the Loan Documents. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 8.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of the agents or attorneys-in-fact selected by it with reasonable care. The Administrative

Agent may also from time to time, when the Administrative Agent deems it to be necessary or desirable, appoint one or more trustees, co-trustees, collateral co-agents, collateral subagents or attorneys-in-fact (each, a “Subagent”) with respect to all or any part of the Collateral; provided that no such Subagent shall be authorized to take any action with respect to any Collateral unless and except to the extent expressly authorized in writing by the Administrative Agent. Should any instrument in writing from the Borrower or any other Loan Party be required by any Subagent so appointed by the Administrative Agent to more fully or certainly vest in and confirm to such Subagent such rights, powers, privileges and duties, the Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. If any Subagent, or successor thereto, shall die, become incapable of acting, resign or be removed, all rights, powers, privileges and duties of such Subagent, to the extent permitted by law, shall automatically vest in and be exercised by the Administrative Agent until the appointment of a new Subagent. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent, attorney-in-fact or Subagent that it selects in accordance with the foregoing provisions of this Section 8.02 in the absence of the Administrative Agent’s gross negligence or willful misconduct.

Section 8.03 Exculpatory Provisions. None of the Administrative Agent, its Affiliates or any of their respective officers, directors, employees, agents or attorneys-in-fact shall be (a) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such person’s own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing, and (b) the Administrative Agent shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

Section 8.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) or conversation believed in good faith by it to be genuine and to have been signed, sent or otherwise authenticated by the proper person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed in good faith by it to have been made by the proper person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to any Borrowing that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to such Borrowing. The Administrative Agent may consult with legal counsel (including counsel to Holdings and the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all or other Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all or other Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Term Loans.

Section 8.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received written notice from a Lender, Holdings or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all or other Lenders); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

Section 8.06 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of a Loan Party or any Affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates and made its own decision to make its Term Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any Affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

Section 8.07 Indemnification. The Lenders agree to indemnify each Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), in the amount of its pro rata share (based on its aggregate outstanding Term Loans) (determined at the time such indemnity is sought), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Term Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Administrative Agent’s gross negligence or willful misconduct. The failure of any Lender to reimburse the Administrative Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to the Administrative Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Administrative Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Administrative Agent for such other Lender’s ratable share of such amount. The agreements in this Section 8.07 shall survive the payment of the Term Loans and all other amounts payable hereunder.

Section 8.08 Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from, and generally engage in any kind of business with any Loan Party as though the Administrative Agent were not the Administrative Agent. With respect to its Term Loans made or renewed by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

Section 8.09 Successor Agent. The Administrative Agent may resign as Administrative Agent upon 10 days’ notice to the Lenders and the Borrower. If the Administrative Agent resigns as the Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless a Specified Event of Default shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed if such successor is a commercial bank with a combined capital and surplus of at least $5.0 billion, and otherwise may be withheld in the Borrower’s sole discretion), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the reference to the resigning Administrative Agent shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the retiring Administrative Agent hereunder shall, on behalf of the Lenders, appoint a successor agent which shall (unless a Specified Event of Default shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed). After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Section 8.09 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents. The Borrower shall have no obligation to pay any annual fee to any successor that is greater than or in addition to the annual fees payable to the Administrative Agent as in effect on the Second Amendment Effective Date.

Section 8.10 Lead Arrangers; Co-Syndication Agents; Co-Documentation Agents. None of the Lead Arrangers, Co-Syndication Agents or Co-Documentation Agents shall have any duties or responsibilities hereunder in their respective capacities as such.

ARTICLE IX

Miscellaneous

Section 9.01 Notices; Communications.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 9.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or e-mail, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, in each case, as follows:

(i) if to any Loan Party or the Administrative Agent, to the address, facsimile number, e-mail address or telephone number specified for such person on Schedule 9.01; and

(ii) if to any other Lender, to the address, facsimile number, e-mail address or telephone number specified in its Administrative Questionnaire.

(b) Notices and other communications to the Lenders may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(c) Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 9.01(b) shall be effective as provided in such Section 9.01(b).

(d) Any party hereto may change its address, facsimile number or e-mail address for notices and other communications hereunder by notice to the other parties hereto.

(e) Documents required to be delivered pursuant to Section 5.04 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically (including as set forth in Section 9.17) and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 9.01 or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the Borrower shall notify the Administrative Agent and each Lender (by facsimile or e-mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents; provided, further, that, upon reasonable request by the Administrative Agent, the Borrower shall also provide a hard copy to the Administrative Agent of any such document; provided further, that any documents posted for which a link is provided after normal business hours for the recipient shall be deemed to have been given at the opening of business on the next Business Day for such recipient. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Loan Parties with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Section 9.02 Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties herein, in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Term Loans and the execution and delivery of the Loan Documents, regardless of any investigation made by such persons or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Term Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated. Without prejudice to the survival of any other agreements contained herein, indemnification and reimbursement obligations contained herein (including pursuant to Section 2.15, Section 2.17 and Section 9.05) shall survive the payment in full of the principal and interest hereunder and the termination of the Commitments or this Agreement.

Section 9.03 Binding Effect. This Agreement shall become effective when it has been executed by Holdings, the Borrower and the Administrative Agent and when the Administrative Agent has received copies hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of Holdings, the Borrower, each Agent, each Lender and their respective permitted successors and assigns.

Section 9.04 Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void), except pursuant to the Acquisition, and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section 9.04) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement or the other Loan Documents.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) of this Section 9.04, any Lender may assign to one or more assignees (other than a natural person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of the Term Loans at the time owing to it with the prior written consent (such consent not to unreasonably withheld) of:

(A) the Borrower; provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if a Specified Event of Default has occurred and is continuing, any other person; provided, further, that such consent shall be deemed to have been given if the Borrower has not responded within 10 Business Days after notice by the Administrative Agent or the respective assigning Lender; and

(B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Term Loans, the amount of the Term Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1.0 million, unless each of the Borrower and the Administrative Agent otherwise consent; provided that (1) no such consent of the Borrower shall be required if a Specified Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds (with simultaneous assignments to or by two or more Approved Funds shall be treated as one assignment for purposes of meeting the minimum assignment amount requirement), if any;

(B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent);

(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and any tax forms required to be delivered pursuant to Section 2.15; and

(D) the Assignor shall deliver to the Administrative Agent any Note issued to it with respect to the assigned Term Loan.

For the purposes of this Section 9.04, “Approved Fund” shall mean any person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.13, 2.14, 2.15 and 9.05). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section 9.04.

(iv) The Administrative Agent, acting for this purpose as the Administrative Agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the principal amount of the Term Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender (solely with respect to such Lender’s Loans) at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee, the Assignee’s completed Administrative Questionnaire (unless the Assignee shall already be a Lender hereunder), all applicable tax forms, any Note outstanding with respect to the assigned Term Loan, the processing and recordation fee referred to in paragraph (B) of Section 9.04(b)(ii) and any written consent to such assignment required by paragraph (b) of this Section 9.04, the Administrative Agent promptly shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment, whether or not evidenced by a promissory note, shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph (b)(v).

(c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that the outstanding balances of its Term Loans, in each case, without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of Holdings, the Borrower or any other Subsidiary or the performance or observance by Holdings, the Borrower or any other Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) the Assignee represents and warrants that it is legally authorized to enter into such Assignment and

Acceptance; (iv) the Assignee confirms that it has received a copy of this Agreement, together with copies of the most recent Required Financial Statements delivered pursuant to Section 5.04, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) the Assignee will independently and without reliance upon the Administrative Agent or the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) the Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms of this Agreement, together with such powers as are reasonably incidental thereto; and (vii) the Assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (other than a natural person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of the Term Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; provided that (x) such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to Section 9.04(b)(i) or clauses (i), (ii), (iii), (iv), (v) or (vi) of the first proviso to Section 9.08(b) and (2) directly affects such Participant and (y) no other agreement with respect to amendment, modification or waiver may exist between such Lender and such Participant. Subject to clause (d)(ii) of this Section 9.04, the Borrower agrees that each Participant shall be entitled to the benefits of Section 2.13, Section 2.14 and Section 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 9.04. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.06 as though it were a Lender; provided that such Participant shall be subject to Section 2.16(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.13, Section 2.14 or Section 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 to the extent such Participant fails to comply with Section 2.15(e) as though it were a Lender.

(e) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority and in the case of any Lender that is an Approved Fund, any pledge or assignment to any holders of obligations owed, or securities issued, by such Lender, including to any trustee for, or any other representative of, such holders, and this Section 9.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

(f) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (e) of this Section 9.04.

(g) [Reserved].

(h) If the Borrower wishes to replace the Term Loans with ones having different terms, it shall have the option, with the consent of the Administrative Agent and subject to at least three Business Days’ advance notice to the Lenders, instead of prepaying the Term Loans to be replaced, to (i) require the Lenders to assign such Term Loans to the Administrative Agent or its designees and (ii) amend the terms thereof in accordance with Section 9.08 (with such replacement, if applicable, being deemed to have been made pursuant to Section 9.08(d)). Pursuant to any such assignment, all Term Loans to be replaced shall be purchased at par (allocated among the Lenders in the same manner as would be required if such Term Loans were being optionally prepaid), accompanied by payment of any accrued interest and fees thereon and any amounts owing pursuant to Section 9.05(b). By receiving such purchase price, the Lenders shall automatically be deemed to have assigned the Term Loans pursuant to the terms of the form of Assignment and Acceptance attached hereto as Exhibit A, and accordingly no other action by such Lenders shall be required in connection therewith. The provisions of this paragraph (h) are intended to facilitate the maintenance of the perfection and priority of existing security interests in the Collateral during any such replacement.

(i) Notwithstanding the foregoing, no assignment may be made or participation sold to a Disqualified Institution without the prior written consent of the Borrower. For the avoidance of doubt, the list of Disqualified Institutions shall be made available to the Lenders. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans or Commitments, or disclosure of confidential information, to any Disqualified Institution.

(j) Notwithstanding anything to the contrary contained herein, no Non-Debt Fund Affiliate shall have any right to (i) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of Holdings or the Borrower are not then present, (ii) receive any information or material prepared by the Administrative

Agent or any Lender or any communication by or among Administrative Agent and one or more Lenders, except to the extent such information or materials have been made available to the Borrower or its representatives (and in any case, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans required to be delivered to Lenders pursuant to this Agreement), (iii) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against Administrative Agent or any other Lender with respect to any duties or obligations or alleged duties or obligations of such Agent or any other such Lender under the Loan Documents in the absence, with respect to any such person, of the gross negligence, bad faith (including a material breach of obligations under the Loan Documents) or willful misconduct by such person and its Primary Related Parties (as determined by a court of competent jurisdiction by final and nonappealable judgment) or (iv) receive advice of counsel to the Administrative Agent or the Lenders or challenge the Lenders’ attorney-client privilege.

(k) Notwithstanding anything to the contrary contained herein, any Lender may assign all or any portion of its Term Loans hereunder to any person who, after giving effect to such assignment, would be an Affiliated Lender; provided that:

(i) such assignment shall be made pursuant to (A) an open market purchase (including, for the avoidance of doubt, any purchase made during the initial syndication of the Term Loans) on a non-pro rata basis or (B) a Dutch Auction open to all Lenders of the applicable Class on a pro rata basis;

(ii) in the case of an assignment to a Non-Debt Fund Affiliate, the assigning Lender and such Non-Debt Fund Affiliate purchasing such Lender’s Term Loans shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit E (a “Non-Debt Fund Affiliate Assignment and Acceptance”) in lieu of an Assignment and Acceptance;

(iii) in the case of an assignment to a Non-Debt Fund Affiliate, at the time of such assignment and after giving effect to such assignment, Non-Debt Fund Affiliates shall not, in the aggregate, hold Term Loans (and participating interests in Term Loans) with an aggregate principal amount in excess of 25.0% of the principal amount of all Term Loans then outstanding; and

(iv) the applicable assignor shall provide a customary “big boy” letter.

(l) To the extent not previously disclosed to the Administrative Agent, the Borrower shall, upon reasonable request of the Administrative Agent (but not more frequently than once per calendar quarter), report to the Administrative Agent the amount and Class of Term Loans held by Non-Debt Fund Affiliates and the identity of such holders. Notwithstanding the foregoing, any Affiliated Lender shall be permitted to contribute any Term Loan so assigned to such Affiliated Lender pursuant to this Section 9.04(k) to the Borrower or any of the Subsidiaries for purposes of cancellation, which contribution may be made, subject to Section 6.07, in exchange for Equity Interests (other than Disqualified Stock) of any Parent Entity or Indebtedness of the Borrower to the extent such Indebtedness is permitted to be incurred pursuant to Section 6.01 at such time; provided that any Term Loans so contributed shall be automatically and permanently canceled upon the effectiveness of such contribution and will thereafter no longer be outstanding for any purpose hereunder.

(m) Notwithstanding anything in Section 9.04 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders, all affected Lenders or all Lenders have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document (collectively, “Required Lender Consent Items”):

(A) a Non-Debt Fund Affiliate shall be deemed to have voted its interest as a Lender in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Non-Debt Fund Affiliates, unless the result of such Required Lender Consent Item would reasonably be expected to deprive such Non-Debt Fund Affiliate of its pro rata share (compared to Lenders which are not Non-Debt Fund Affiliates) of any payments to which such Non-Debt Fund Affiliate is entitled under the Loan Documents without such Non-Debt Fund Affiliate providing its consent or such Non-Debt Fund Affiliate is otherwise adversely affected thereby compared to Term Loan Lenders which are not Non-Debt Fund Affiliates (in which case for purposes of such vote such Non-Debt Fund Affiliate shall have the same voting rights as other Term Loan Lenders which are not Non-Debt Fund Affiliates); and

(B) Term Loans held by Debt Fund Affiliates may not account for more than 49.9% of the Term Loans of consenting Lenders included in determining whether the Required Lenders have consented to any action pursuant to Section 9.04.

(n) Additionally, the Loan Parties and each Non-Debt Fund Affiliate hereby agree that, and each Non-Debt Fund Affiliate Assignment and Assumption by a Non-Debt Fund Affiliate shall provide a confirmation that, if a case under Title 11 of the United States Code is commenced against any Loan Party, such Loan Party shall seek (and each Non-Debt Fund Affiliate shall consent) to provide that the vote of any Non-Debt Fund Affiliate (in its capacity as a Lender) with respect to any plan of reorganization of such Loan Party shall not be counted except that such Non-Debt Fund Affiliate’s vote (in its capacity as a Lender) may be counted to the extent any such plan of reorganization proposes to treat the Obligations or claims held by such Non-Debt Fund Affiliate in a manner that is less favorable to such Non-Debt Fund Affiliate than the proposed treatment of the Term Loans or claims held by Lenders that are not Affiliates of the Borrower.

(o) Notwithstanding anything to the contrary contained in this Agreement, any Lender may assign all or a portion of its Term Loans to any Purchasing Borrower Party; provided that:

(i) the assigning Lender and the Purchasing Borrower Party purchasing such Lender’s Term Loans, as applicable, shall execute and deliver to the Administrative Agent a Non-Debt Fund Affiliate Assignment and Assumption in lieu of an Assignment and Assumption;

(ii) such assignment shall be made pursuant to a Dutch Auction open to all Lenders of the applicable Class on a pro rata basis;

(iii) any Term Loans assigned to any Purchasing Borrower Party shall be automatically and permanently cancelled upon the effectiveness of such assignment and will thereafter no longer be outstanding for any purpose hereunder;

(iv) immediately after giving effect to any such purchase, no Event of Default shall exist;

(v) the applicable Purchasing Borrower Party shall in the relevant offer document delivered by it with respect to such Dutch Auction and at the time of consummation of any purchase of Term Loans pursuant thereto affirm the No MNPI Representation;

(vi) no proceeds from revolving loans under the ABL Credit Agreement shall be used to fund any such purchase; and

(vii) the aggregate outstanding principal amount of the Term Loans of the applicable Class shall be deemed reduced by the full par value of the aggregate principal amount of the Term Loans purchased pursuant to this Section 9.04(o) and each principal repayment installment with respect to the Term Loans of such Class shall be reduced pro rata by the aggregate principal amount of Term Loans purchased.

Section 9.05 Expenses; Indemnity.

(a) The Borrower agrees to pay all reasonable, documented and invoiced out-of-pocket expenses incurred by the Administrative Agent and the Lead Arrangers in connection with the preparation of this Agreement and the other Loan Documents, or by the Administrative Agent (and in the case of enforcement of this Agreement, the Lenders) in connection with the preparation, execution and delivery, amendment, modification, waiver or enforcement of this Agreement (including expenses incurred in connection with due diligence and initial and ongoing Collateral examination to the extent incurred with the reasonable prior approval of the Borrower or provided for in this Agreement) or in connection with the administration of this Agreement and any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the Transactions hereby contemplated shall be consummated), including the reasonable, documented and invoiced fees, charges and disbursements of a single counsel for the Administrative Agent and the Lead Arrangers (and in the case of enforcement of this Agreement, the Lenders) (which shall be, other than with respect to enforcement of this Agreement, Simpson Thacher & Bartlett LLP), one firm of local counsel in each appropriate jurisdiction and, in the case of any actual or perceived conflict of interest, one additional firm of counsel for the Administrative Agent and the Lead Arrangers (and in the case of enforcement of this Agreement, the Lenders).

(b) The Borrower agrees to indemnify the Administrative Agent, each Lead Arranger, each Lender, each of their respective Affiliates and each of their respective directors, officers, employees, agents, advisors, controlling persons, equityholders, partners, members and other representatives and each of their respective successors and permitted assigns (each such person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and reasonable, documented and invoiced fees, charges and disbursements of one firm of counsel for all Indemnitees, taken as a whole, and, if necessary, one firm of counsel in each appropriate jurisdiction (which may include a single special counsel in multiple jurisdictions) for all Indemnitees taken as a whole (and, in the case of an actual or perceived conflict of interest, an additional counsel for all Indemnitees subject to such conflict taken as a whole), incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated hereby, (ii) the use of the proceeds of the Term Loans or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or by Holdings, the Borrower or any of their Subsidiaries or Affiliates; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a final, non appealable judgment of a court of competent jurisdiction to have resulted from (1) the gross negligence, bad faith or willful misconduct of such Indemnitee or any of its Related Parties or (2) a material breach of the obligations of such Indemnitee hereunder or (B) result from any proceeding between or among Indemnitees that does not involve an act or omission by the Borrower or the other Restricted Subsidiaries (other than claims against the Administrative Agent or any Arranger in its capacity or in fulfilling its role as the Administrative Agent or an Arranger or any similar role hereunder (excluding its role as a Lender)).

(c) Subject to and without limiting the generality of the foregoing sentence, the Borrower agrees to indemnify each Indemnitee against, and hold each Indemnitee harmless from, any and all losses claims, damages, liabilities and related expenses, including reasonable, documented and invoiced fees, charges and disbursements of one firm of counsel for all Indemnitees, taken as a whole, and, if necessary, one firm of counsel in each appropriate jurisdiction (which may include a single special counsel in multiple jurisdictions) for all Indemnitees subject to such conflict taken as a whole (and, in the case of an actual or perceived conflict of interest, an additional counsel for all Indemnitees taken as a whole) and reasonable, documented and invoiced consultant fees, in each case, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of any claim related to Environmental Laws and the Borrower or any of the Restricted Subsidiaries, or any actual or alleged presence, Release or threatened Release of Hazardous Materials at, under, on or from any property for which the Borrower or any of its Restricted Subsidiaries is, or is alleged to be, liable under Environmental Laws; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a final, non appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or any of its Related Parties.

(d) Any indemnification or payments required by the Loan Parties under this Section 9.05 shall not be duplicative of any indemnification or payments required by the Loan Parties under Section 2.15.

(e) To the fullest extent permitted by applicable law, Holdings and the Borrower shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Term Loan or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(f) The agreements in this Section 9.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations and the termination of this Agreement. All amounts due under this Section 9.05 shall be payable on written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

Section 9.06 Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of Holdings or any Subsidiary Loan Party against any of and all the obligations of Holdings or any Subsidiary Loan Party now or hereafter existing under this Agreement or any other Loan Document held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although the obligations may be unmatured. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of set-off) that such Lender may be exercised only at the direction of the Administrative Agent or the Required Lenders.

Section 9.07 Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 9.08 Waivers; Amendment.

(a) No failure or delay of the Administrative Agent or any Lender in exercising any right or power hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of each Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by Holdings, the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.08, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Holdings, the Borrower or any other Loan Party in any case shall entitle such person to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) as provided in Section 2.19, Section 2.20 and Section 2.21, (y) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders, and (z) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by each party thereto and the Administrative Agent and consented to by the Required Lenders; provided, however, that except as provided in Section 2.18, Section 2.19 and Section 2.20, no such agreement shall:

(i) decrease, forgive, waive or excuse the principal amount of, or any interest on, or any fees in respect of, or extend the final maturity of, or decrease the rate of interest on, any Term Loan (other than by waiver or modification of a condition precedent, Default, Event of Default or covenant), without the prior written consent of each Lender directly affected thereby;

(ii) increase or extend the Commitment of any Lender or decrease, forgive, waive or excuse the fees of any Agent without the prior written consent of such Lender or Agent (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default shall not constitute an increase or extension of the Commitments of any Lender);

(iii) extend or waive any Term Loan Installment Date or reduce the amount due on any Term Loan Installment Date or extend any date on which payment of principal or interest on any Term Loan or any Fee is due, without the prior written consent of each Lender adversely affected thereby;

(iv) amend the provisions of Section 2.16(b) or (c) of this Agreement, Section 5.02 of the Collateral Agreement or any analogous provision of any other Loan Document, in a manner that would by its terms alter the pro rata sharing of payments required thereby, without the prior written consent of each Lender adversely affected thereby;

(v) amend or modify the provisions of this Section 9.08 or the definition of the term “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the prior written consent of each Lender (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Term Loans are included on the Second Amendment Effective Date); or

(vi) release all or substantially all of the Collateral (or subordinate the Liens in favor of the Administrative Agent on all or substantially all of the Collateral) or release any of Holdings or all or substantially all of the Subsidiary Loan Parties from their respective Guarantees under the Collateral Agreement, without the prior written consent of each Lender;

(vii) provided that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent acting as such at the effective date of such agreement, as applicable. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section 9.08 and any consent by any Lender pursuant to this Section 9.08 shall bind any assignee of such Lender.

(c) Without the consent of the Administrative Agent or any Lender, the Loan Parties and the Administrative Agent may (in their respective sole discretion, or shall, to the extent required by any Loan Document) enter into any amendment, modification or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law.

(d) This Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, Holdings and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the accrued interest and fees in respect thereof and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

(e) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, the Borrower may enter into Incremental Facility Amendments in accordance with Section 2.19, Refinancing Amendments in accordance with Section 2.20, Extension Amendments in accordance with Section 2.21 and Credit Agreement Refinancing Indebtedness Amendments, and such Incremental Facility Amendments, Refinancing Amendments, Extension Amendments and Credit Agreement Refinancing Indebtedness Amendments shall be effective to amend the terms of this Agreement and the other applicable Loan Documents, in each case, without any further action or consent of any other party to any Loan Document.

(f) Notwithstanding the foregoing, the Administrative Agent, with the consent of the Borrower, may amend, modify or supplement any Loan Document without the consent of any Lender or the Required Lenders in order to correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Loan Document; provided that the Administrative Agent shall promptly give the Lenders notice of any such amendment, modification or supplement.

(g) Notwithstanding the foregoing, Repricing Transactions shall be permitted without the approval or consent of the Lenders other than any Lender holding Term Loans subject to such Repricing that will continue as a Lender hereunder in respect of the repriced tranche of Term Loans or modified Term Loans.

(h) Notwithstanding the foregoing, the Borrower shall enter into such amendments to this Agreement as may be reasonably required by the Lead Arrangers to document any modifications to this Agreement made in accordance with the rights of the Lead Arrangers set forth in the Fee Letter.

Section 9.09 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the “Charges”), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender, shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender, shall be limited to the Maximum Rate; provided that such excess amount shall be paid to such Lender on subsequent payment dates to the extent not exceeding the legal limitation.

Section 9.10 Entire Agreement. This Agreement, the other Loan Documents and the agreements regarding certain Fees referred to herein constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Notwithstanding the foregoing, the Fee Letter shall survive the execution and delivery of this Agreement and remain in full force and effect. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

Section 9.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

Section 9.12 Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 9.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03. Delivery of an executed counterpart to this Agreement by facsimile or other electronic transmission (e.g., “PDF” or “TIFF”) shall be as effective as delivery of a manually signed original.

Section 9.14 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 9.15 Jurisdiction; Consent to Service of Process.

(a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof (collectively, “New York Courts”), in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction, except that each of the Loan Parties agrees that (a) it will not bring any such action or proceeding in any court other than New York Courts (it being acknowledged and agreed by the parties hereto that any other forum would be inconvenient and inappropriate in view of the fact that more of the Lenders who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction), and (b) in any such action or proceeding brought against any Loan Party in any other court, it will not assert any cross-claim, counterclaim or setoff, or seek any other affirmative relief, except to the extent that the failure to assert the same will preclude such Loan Party from asserting or seeking the same in the New York Courts.

(b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 9.16 Confidentiality. Each of the Lenders and each of the Agents agrees that it shall maintain in confidence any information relating to Holdings, the Borrower and any Subsidiary furnished to it by or on behalf of Holdings, the Borrower or any other Subsidiary (other than information that (a) has become generally available to the public other than as a result of a disclosure by such party, (b) has been independently developed by such Lender or the Administrative Agent without violating this Section 9.16 or (c) was available to such Lender or the Administrative Agent from a third party having, to such person’s knowledge, no obligations of confidentiality to Holdings, the Borrower or any other Loan Party) and shall not reveal the same other than to its directors, trustees, officers, employees and advisors with a need to know or to any person that approves or administers the Term Loans on behalf of such

Lender (so long as each such person shall have been instructed to keep the same confidential in accordance with this Section 9.16), except: (A) to the extent necessary to comply with law or any legal process or the requirements of any Governmental Authority, the National Association of Insurance Commissioners or of any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded, (B) as part of normal reporting or review procedures to, or examinations by, Governmental Authorities or self regulatory authorities, (C) to its parent companies, Affiliates or auditors (so long as each such person shall have been instructed to keep the same confidential in accordance with this Section 9.16), (D) in order to enforce its rights under any Loan Document in a legal proceeding, (E) to any pledge under Section 9.04(d) or any other prospective assignee of, or prospective Participant in, any of its rights under this Agreement (so long as such person shall have been instructed to keep the same confidential in accordance with this Section 9.16) and (F) to any direct or indirect contractual counterparty in Hedge Agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 9.16). Notwithstanding the foregoing, no such information shall be disclosed to a Disqualified Institution that constitutes a Disqualified Institution at the time of such disclosure without the Borrower’s prior written consent.

Section 9.17 Platform; Borrower Materials. The Borrower hereby acknowledges that (a) the Administrative Agent or the Lead Arrangers will make available to the Lenders materials or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”), and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (i) all the Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (ii) by marking Borrower Materials “PUBLIC”, the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat the Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws, (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (iv) the Administrative Agent and the Lead Arrangers shall be entitled to treat the Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor”.

Section 9.18 Release of Liens and Guarantees. In the event that any Loan Party is designated as an Unrestricted Subsidiary or conveys, sells, leases, assigns, transfers or otherwise disposes of all or any portion of any of the Equity Interests or assets of any Loan Party to a person that is not (and is not required to become) a Loan Party in a transaction not prohibited by Section 6.05, any Liens created by any Loan Document in respect of such Unrestricted Subsidiary or Equity Interests or assets shall be automatically released and the Administrative Agent shall promptly (and the Lenders hereby authorize the Administrative Agent to) take such action and execute any such documents as may be reasonably requested by the Borrower and at the Borrower’s expense in connection with the release of any Liens created by any Loan Document in respect of such Unrestricted Subsidiary or Equity Interests or assets, and, in the case of either an Unrestricted Subsidiary or a disposition of the Equity Interests of any Subsidiary Loan Party (other than the Borrower) in a transaction permitted by Section 6.05 (including through merger, consolidation, amalgamation or otherwise) and as a result of which such Subsidiary Loan Party would cease to be a Subsidiary, such Subsidiary Loan Party’s obligations under the Collateral Agreement shall be automatically terminated and the Administrative Agent shall promptly (and the Lenders hereby authorize the Administrative Agent to) take such action and execute any such documents as may be reasonably requested by the Borrower to terminate such Subsidiary Loan Party’s obligations under the Collateral Agreement. In addition, the Administrative Agent agrees to take such actions as are reasonably requested by the Borrower and at the Borrower’s expense to terminate the Liens and security interests created by the Loan Documents when all the Obligations (other than contingent indemnification and reimbursement obligations that are not yet due and payable and for which no claim has been asserted) are paid in full and the Commitments are terminated.

Section 9.19 Release of Merger Sub as Borrower. From and after the effectiveness of the Merger, Merger Sub shall be released, automatically and without further action, from its obligations as the “Borrower” under this Agreement and each of the other Loan Documents; provided that such release shall be effective upon delivery by Target of an executed joinder (in form and substance reasonably satisfactory to the Administrative Agent) pursuant to which it accedes to this Agreement and each of the other Loan Documents and becomes the “Borrower” hereunder and thereunder.

Section 9.20 USA PATRIOT Act Notice. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the USA PATRIOT Act.

Section 9.21 Security Documents and Intercreditor Agreement. The parties hereto acknowledge and agree that any provision of any Loan Document to the contrary notwithstanding, prior to the discharge in full of all ABL Priority Claims, the Loan Parties shall not be required to act or refrain from acting under any Security Document with respect to the ABL Priority Collateral in any manner that would result in a “Default” or “Event of Default” (as defined in any ABL Loan Document) under the terms and provisions of the ABL Loan Documents. Each Lender hereunder (a) consents to the subordination of Liens provided for in the ABL/Term Loan Intercreditor Agreement, (b) agrees that it will be bound by and will take no actions contrary to the provisions of the ABL/Term Loan Intercreditor Agreement and (c) authorizes and instructs the Administrative Agent to enter into the ABL/Term Loan Intercreditor Agreement as Term Loan Agent (as defined in the ABL/Term Loan Intercreditor Agreement) and on behalf of such Lender. The foregoing provisions are intended as an inducement to the lenders under the ABL Credit Agreement to extend credit and such lenders are intended third party beneficiaries of such provisions and the provisions of the ABL/Term Loan Intercreditor Agreement.

Section 9.22 Acknowledgements. Each of Holdings and the Borrower hereby acknowledges and agrees that (a) no fiduciary, advisory or agency relationship between the Loan Parties and the Credit Parties is intended to be or has been created in respect of any of the transactions contemplated by this Agreement or the other Loan Documents, irrespective of whether the Credit Parties have advised or are advising the Loan Parties on other matters, and the relationship between the Credit Parties, on the one hand, and the Loan Parties, on the other hand, in connection herewith and therewith is solely that of creditor and debtor, (b) the Credit Parties, on the one hand, and the Loan Parties, on the other hand, have an arm’s length business relationship that does not directly or indirectly give rise to, nor do the Loan Parties rely on, any fiduciary duty to the Loan Parties or their affiliates on the part of the Credit Parties, (c) the Loan Parties are capable of evaluating and understanding, and the Loan Parties understand and accept, the terms, risks and conditions of the transactions contemplated by this Agreement and the other Loan Documents, (d) the Loan Parties have been advised that the Credit Parties are engaged in a broad range of transactions that may involve interests that differ from the Loan Parties’ interests and that the Credit Parties have no obligation to disclose such interests and transactions to the Loan Parties, (e) the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent the Loan Parties have deemed appropriate in the negotiation, execution and delivery of this Agreement and the other Loan Documents, (f) each Credit Party has been, is, and will be acting solely as a principal and, except as otherwise expressly agreed in writing by it and the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties, any of their affiliates or any other person, (g) none of the Credit Parties has any obligation to the Loan Parties or their affiliates with respect to the transactions contemplated by this Agreement or the other Loan Documents except those obligations expressly set forth herein or therein or in any other express writing executed and delivered by such Credit Party and the Loan Parties or any such affiliate and (h) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Credit Parties or among the Loan Parties and the Credit Parties.

Section 9.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 9.24 No Novation. This Agreement shall amend and restate the Existing Term Loan Agreement in its entirety, with the parties hereby agreeing that there is no novation of the Existing Term Loan Agreement and from and after the effectiveness of this Agreement, the rights and obligations of the parties under the Existing Term Loan Agreement shall be subsumed and governed by this Agreement. From and after the effectiveness of this Agreement, the Obligations under the Existing Term Loan Agreement shall continue as Obligations under this Agreement until otherwise paid in accordance with the terms hereof. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement. On and after the effectiveness of this Agreement, each reference to the “Credit Agreement” in any other Loan Document shall mean and be a reference to this Agreement.

EXHIBIT B

EXHIBITS

EXHIBIT A

[FORM OF]

ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (this “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and the other Loan Documents to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the Facility identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Documents or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

[1]

For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

3.	Borrower: CPG International LLC, a Delaware limited liability company (as successor-in-interest to CPG International Inc., a Delaware corporation).

4.	Administrative Agent: Jefferies Finance LLC, as the administrative agent under the Credit Agreement.

5.

Credit Agreement: Amended and Restated Term Loan Credit Agreement, dated as of June 18, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CPG International LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto from time to time, and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”).

6.	Assigned Interest[s]:

Assignor[s][5]	Assignee[s][6]	Facility Assigned[7]	Amount of Assignor’s Commitment/ Loans[8]		Amount of Commitment/ Loans Assigned[9]		Percentage of Assignor’s Commitment/ Loans Assigned[10]		Resulting Commitment/ Loans Amount for Assignor		Resulting Commitment/ Loans Amount for Assignee
			$	_________	$	______	_________	%	$	______	$	_______
			$	_________	$	______	_________	%	$	______	$	_______
			$	_________	$	______	_________	%	$	______	$	_______

[7.	Trade Date: __________________][11]

[5]	List each Assignor, as appropriate.
[6]	List each Assignee, as appropriate.
[7]

Fill in appropriate terminology for each applicable type of facility under the Credit Agreement that is being assigned under this Assignment, i.e., “Extended Term Loans”, “Incremental Term Loans” or “Other Term Loans.”

[8]

Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[9]	Subject to minimum amount requirements pursuant to Section 9.04(b) of the Credit Agreement.
[10]	Set forth, to at least 9 decimals, as a percentage of the Commitments/Loans of all Lenders thereunder.
[11]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Name:
Title:

[Signature Page to Assignment and Acceptance]

[Consented to and][12] Accepted:

Jefferies Finance LLC, as
Administrative Agent

By:
Name:
Title:

[Consented to:][13]

CPG INTERNATIONAL LLC, as Borrower

By:
Name:
Title:

[12]	To the extent required under Section 9.04 of the Credit Agreement.
[13]	To the extent required under Section 9.04 of the Credit Agreement.

[Signature Page to Assignment and Acceptance]

ANNEX 1 TO ASSIGNMENT AND ACCEPTANCE

Reference is made to the Amended and Restated Term Loan Credit Agreement, dated as of June 18, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CPG International LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto from time to time, and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ACCEPTANCE

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Loan Parties or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Loan Parties or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 9.04 of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, Collateral Agent, or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued up to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be construed in accordance with and governed by the laws of the State of New York.

4. Fees. This Assignment and Acceptance shall be delivered to the Administrative Agent with a processing and recordation fee of $3,500.00.

5. Administrative Questionnaire. If the Assignee is not a Lender, annexed hereto as Exhibit A is a completed administrative questionnaire, in form and substance satisfactory to the Administrative Agent, providing such information (including, without limitation, credit contact information and wiring instructions) of the Assignee as the Administrative Agent may reasonably require.

Exhibit A

Administrative Questionnaire

[provided by Administrative Agent]

EXHIBIT B

[FORM OF]

SOLVENCY CERTIFICATE

OF CPG INTERNATIONAL INC.

AND ITS SUBSIDIARIES

June [    ], 2018

This Solvency Certificate is delivered pursuant to Section 4.01(f) of the Amended and Restated Term Loan Credit Agreement, dated as of June 18, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CPG International LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto from time to time, and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”).

The undersigned hereby certifies, solely in such undersigned’s capacity as [chief financial officer][chief accounting officer][specify other officer with equivalent duties] of CPG International Inc., and not individually, as follows:

As of the date hereof, after giving effect to the consummation of the Transactions including the making of the Term Loans under the Credit Agreement on the date hereof and the issuance of the Senior Unsecured Notes on the date hereof, and after giving effect to the application of the proceeds of such Indebtedness:

a.	The fair value of the assets of Borrower and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise;

b.

The present fair saleable value of the property of Borrower and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;

c.	Borrower and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured; and

d.	Borrower and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital.

For purposes of this Solvency Certificate, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability.

IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate on the date first written above.

CPG INTERNATIONAL LLC

By:
Name:
Title:

[Signature Page to Solvency Certificate]

EXHIBIT C

[FORM OF]

BORROWING REQUEST

To:	Jefferies Finance LLC,
	as Administrative Agent for the Lenders referred to below	[•], 20[ ]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Term Loan Credit Agreement, dated as of June 18, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CPG International LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto from time to time, and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”).

The undersigned hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)	Date of Borrowing (the “Proposed Borrowing Date”)

(which shall be a Business Day)

(B)	Principal Amount of Borrowing

(C)	Type of Borrowing[1]

(D)	Interest Period and the last day thereof[2]

(in the case of a Eurocurrency Borrowing)

(E)	Account Number and Location

The Borrower hereby agrees that if for any reason the Borrowing shall not be made on the Proposed Borrowing Date, Section 2.14 of the Credit Agreement shall be applicable and the Borrower shall pay any amounts under Section 2.14 of the Credit Agreement that it would be required to pay if the Credit Agreement were effective.

[1]	Specify an ABR Borrowing or a Eurocurrency Borrowing.
[2]	The initial Interest Period applicable to a Eurocurrency Borrowing shall be subject to the definition of “Interest Period”.

CPG INTERNATIONAL LLC

By:
Name:
Title:

[Signature Page to Borrowing Request]

EXHIBIT D

[FORM OF]

INTEREST ELECTION REQUEST

To:	Jefferies Finance LLC,
as Administrative Agent for the Lenders referred to below
[•], 201[•][16]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Term Loan Credit Agreement, dated as of June 18, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CPG International LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto from time to time, and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”).

Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

This notice constitutes a notice of conversion or notice of continuation, as applicable, under Section 2.05 of the Credit Agreement, and the Borrower hereby irrevocably notifies the Administrative Agent of the following information with respect to the conversion or continuation requested hereby:

a.	The Borrowing to which this Interest Election Request applies[17] is [•];

b.	The effective date of the election (which shall be a Business Day) made pursuant to this Interest Election Request is [•], 201[•];

c.	The resulting Borrowing is to be [an ABR Borrowing][a Eurocurrency Borrowing][; and]

[d.	The Interest Period applicable to the resulting Borrowing after giving effect to such election is [•]18].

[16]

Administrative Agent must be notified as indicated in Section 2.05 of the Credit Agreement in the case of an election to convert to or continue a Eurocurrency Borrowing election, not later than 2:00 p.m. New York City time, three Business Days before the effective date of such election or, in the case of an election to convert or continue an ABR Borrowing, not later than 2:00 p.m., New York City time, one Business Day before the effective date of such election.

[17]

If different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information specified pursuant to (d) below shall be specified for each resulting Borrowing).

[18]

Include this clause (d) if the resulting Borrowing is a Eurocurrency Borrowing. Such Interest Period shall be a period contemplated by the definition of the term “Interest Period” as set forth in the Credit Agreement. In the case of a Eurocurrency Borrowing that does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration pursuant to Section 2.05(b).

CPG INTERNATIONAL LLC

By:
Name:
Title:

[Signature Page to Interest Election Request]

EXHIBIT E

[FORM OF]

NON-DEBT FUND AFFILIATE ASSIGNMENT AND ACCEPTANCE

This Non-Debt Fund Affiliate Assignment and Acceptance (this “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]19 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]20 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]21 hereunder are several and not joint.]22 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and the other Loan Documents to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the Facility identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Documents or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor.

[19]

For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[20]

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[21]	Select as appropriate.
[22]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

1.	Assignor[s]

2.	Assignee[s]

[and is an Affiliate/Approved Fund of [identify Lender]23 ]

3.	Borrower: CPG International LLC, a Delaware limited liability company (as successor-in-interest to CPG International Inc., a Delaware corporation)

4.	Administrative Agent: Jefferies Finance LLC, as the administrative agent under the Credit Agreement

5.

Credit Agreement: Amended and Restated Term Loan Credit Agreement, dated as of June 18, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CPG International LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto from time to time, and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”).

6.	Assigned Interest[s]:

Assignor[s][24]	Assignee[s][25]	Facility Assigned[26]	Amount of Assignor’s Commitment/ Loans[27]		Amount of Commitment/ Loans Assigned[28]		Percentage of Assignor’s Commitment/ Loans Assigned[29]		Resulting Commitment/ Loans Amount for Assignor		Resulting Commitment/ Loans Amount for Assignee
			$	_________	$	______	_________	%	$	______	$	_______
			$	_________	$	______	_________	%	$	______	$	_______
			$	_________	$	______	_________	%	$	______	$	_______

[23]	Select as applicable.
[24]	List each Assignor, as appropriate.
[25]	List each Assignee, as appropriate.
[26]

Fill in appropriate terminology for each applicable type of facility under the Credit Agreement that is being assigned under this Assignment, i.e., “Extended Term Loans”, “Incremental Term Loans” or “Other Term Loans.”

[27]

Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[28]	Subject to minimum amount requirements pursuant to Section 9.04(b) of the Credit Agreement.
[29]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[7.	Trade Date: __________________][30]

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Name:
Title:

[30]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

[Signature Page to Non-Debt Fund Affiliate Assignment And Acceptance]

[Consented to and][31] Accepted:

JEFFERIES FINANCE LLC, as
Administrative Agent

By:
Name:
Title:

[Consented to:][32]

CPG INTERNATIONAL LLC, as Borrower

By:
Name:
Title:

[31]	To the extent required under Section 9.04 of the Credit Agreement.
[32]	To the extent required under Section 9.04 of the Credit Agreement.

[Signature Page to Non-Debt Fund Affiliate Assignment And Acceptance]

ANNEX 1 TO ASSIGNMENT AND ACCEPTANCE

Reference is made to the Amended and Restated Term Loan Credit Agreement, dated as of June 18, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CPG International LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto from time to time, and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”).

Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

STANDARD TERMS AND CONDITIONS FOR

NON-DEBT FUND AFFILIATE ASSIGNMENT AND ACCEPTANCE

1. Representations and Warranties.

1.1 Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Loan Parties or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Loan Parties or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is a [Non-Debt Fund Affiliate][Purchasing Borrower Party] pursuant to Section [9.04(k)(ii)][9.04(o)] of the Credit Agreement, (iii) it meets all the requirements to be an Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 9.04 of the Credit Agreement), (iv) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (v) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (vi) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (vii) it has, independently and without reliance upon the Administrative Agent, Collateral Agent, or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and (viii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

1.3. [Non-Debt Fund Affiliate.

The Assignee consents to the provisions of Section 9.04 of the Credit Agreement that apply to a Non-Debt Fund Affiliate in its capacity as a Lender with respect to the Assigned Interest.

The Assignee affirms that it has received from the assignor a customary “big boy” letter.]

[Purchasing Borrower Party. The Assignee [affirms the No MNPI Representation as of the Effective Date and further represents and warrants that (a) immediately after giving effect to this Assignment and Acceptance, no Event of Default will exist, (b) no proceeds from revolving loans under the ABL Credit Agreement shall be used to fund any such purchase and (c) this Assignment and Acceptance is being entered into in connection with an offer by the Assignee to purchase or take by assignment Term Loans pursuant to a Dutch Auction open to all Lenders of the applicable Class on a pro rata basis. The Assignee consents to the provisions of the Credit Agreement that apply to the purchase by or assignment to a Purchasing Borrower Party of Term Loans included in the Assigned Interest.]

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued up to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be construed in accordance with and governed by the laws of the State of New York.

4. Fees. This Assignment and Acceptance shall be delivered to the Administrative Agent with a processing and recordation fee of $3,500.00.

5. Administrative Questionnaire. If the Assignee is not a Lender, annexed hereto as Exhibit A is a completed administrative questionnaire, in form and substance satisfactory to the Administrative Agent, providing such information (including, without limitation, credit contact information and wiring instructions) of the Assignee as the Administrative Agent may reasonably require.

Exhibit A

Administrative Questionnaire

[provided by Administrative Agent]

EXHIBIT F

[Form of]

TERM NOTE

$_______________	New York, New York [Date]

FOR VALUE RECEIVED, the undersigned CPG International LLC, a Delaware limited liability company (the “Borrower”), hereby promises to pay to [                    ] (the “Lender”) on the Maturity Date (as defined in the Credit Agreement referred to below) in lawful money of the United States and in immediately available funds, the principal amount of ____________ DOLLARS ($____________), or, if less, the aggregate unpaid principal amount of all Loans of the Lender outstanding under the Credit Agreement referred to below, which sum shall be due and payable in such amounts and on such dates as are set forth in the Credit Agreement. The Borrower further agrees to pay interest in like money at such office specified pursuant to Section 9.01(a)(ii) of the Credit Agreement on the unpaid principal amount hereof from time to time from the date hereof at the rates, and on the dates, specified in Section 2.11 of such Credit Agreement.

The holder of this Note may endorse and attach a schedule to reflect the date, Type and amount of each Loan of the Lender outstanding under the Credit Agreement, the date and amount of each payment or prepayment of principal hereof, and the date of each interest rate conversion or continuation pursuant to Section 2.05 of the Credit Agreement and the principal amount subject thereto; provided that the failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

This Note is one of the Notes referred to in the Amended and Restated Term Loan Credit Agreement, dated as of June 18, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CPG International LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto from time to time, and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”). Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

This Note is secured and guaranteed as provided in the Credit Agreement and the Security Documents. Reference is hereby made to the Credit Agreement and the Security Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

CPG INTERNATIONAL LLC, as Borrower

By:
Name:
Title:

[Signature Page to Term Note]

EXHIBIT C

SCHEDULES

EXHIBIT D

SOLVENCY CERTIFICATE

SOLVENCY CERTIFICATE

OF CPG INTERNATIONAL LLC

AND ITS SUBSIDIARIES

June 18, 2018

This Solvency Certificate is delivered pursuant to Section 5(i) of the Incremental Amendment No. 1, dated as of the date hereof (the “Incremental Amendment No. 1”), to the Term Loan Credit Agreement, dated as of September 30, 2013 (as amended by the First Amendment, dated as of February 6, 2014 and the Second Amendment, dated as of May 5, 2017 and as may be further amended and restated pursuant to the Incremental Amendment No. 1 and as may be amended, restated, supplemented, waived or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), by and among CPG International LLC, as borrower (the “Borrower”), CPG Newco LLC, as guarantor, the Lenders party thereto from time to time, and Jefferies Finance LLC, as administrative agent and collateral agent.

The undersigned hereby certifies, solely in such undersigned’s capacity as Chief Financial Officer of the Borrower, and not individually, as follows:

As of the date hereof, after giving effect to the consummation of the Transactions, including the making of the 2018 Incremental Term Loans, and after giving effect to the application of the proceeds of such indebtedness:

a.	The fair value of the assets of the Borrower and its subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise;

b.

The present fair saleable value of the property of the Borrower and its subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;

c.	The Borrower and its subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured; and

d.	The Borrower and its subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital.

For purposes of this Certificate, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Credit Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate in such undersigned’s capacity as Chief Financial Officer of the Borrower, on behalf of the Borrower, and not individually, as of the date first stated above.

CPG INTERNATIONAL LLC

By	/s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

[Signature Page to Solvency Certificate (Incremental Amendment No. 1)]

ANNEX I

INCREMENTAL TERM LOAN COMMITMENTS

2018 Incremental Term Lender	Incremental Term Loan Commitment
Jefferies Finance LLC	$225,000,000
TOTAL	$225,000,000